UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21978

                          Pioneer Series Trust VI
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2016 through October 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer Floating
                        Rate Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     FLARX
                        Class C     FLRCX
                        Class Y     FLYRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                        visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              15

Schedule of Investments                                                      17

Financial Statements                                                         53

Notes to Financial Statements                                                60

Report of Independent Registered Public Accounting Firm                      74

Additional Information                                                       75

Trustees, Officers and Service Providers                                     78

                         Pioneer Floating Rate Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Floating Rate Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

Floating-rate bank loans produced positive results during the 12-month period ended October 31, 2017, a period of continued growth in the domestic and global economies. In the following interview, Jonathan Sharkey discusses the factors that influenced the performance of Pioneer Floating Rate Fund during the 12-month period. Mr. Sharkey, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc., is responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer Floating Rate Fund's Class A shares returned 3.71% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmark, the Standard & Poor's/Loan Syndications & Trading Association (S&P/LSTA) Leveraged Performing Loan Index (the S&P/LSTA Index), returned 5.25%. During the same period, the average return of the 228 mutual funds in Lipper's Loan Participation Funds category was 4.55%, and the average return of the 229 mutual funds in Morningstar's Bank Loan Funds category was 4.43%.

Q How would you describe the investment environment for investing in bank loans during the 12-month period ended October 31, 2017?

A The period was marked by generally uninterrupted optimism about the domestic economy and the prospects for continued corporate earnings gains. The favorable fundamental backdrop helped sustain a rally in credit-sensitive debt, including bank loans and corporate bonds, throughout the 12 months, with only a few, brief interruptions.

     Economic growth in the United States persisted at a steady, if unspectacular, pace during the period, although the annual rate of gross domestic product (GDP) growth did accelerate to better than 3% in both the second and third calendar quarters of 2017. Meanwhile the nation's unemployment rate fell from 4.8% to 4.1% between October 2016 and October 2017. The election of Republican Donald Trump as U.S. president in November 2016 only briefly interrupted a rally in the credit market as

4 Pioneer Floating Rate Fund | Annual Report | 10/31/17 investors ultimately came to interpret the results as a victory for pro-growth economic policies. U.S. monetary policy continued to tighten during the period, but the Federal Reserve (the Fed) acted cautiously, raising short-term interest rates three times over the 12 months, while carefully assessing economic trends. The rate increases were widely expected, and their gradual implementation showed no evidence of dampening the improvements in global economic growth. Late in the period, the Fed began reducing the rather large balance sheet it had accumulated through its multiple quantitative easing bond-buying programs from 2008 through 2014, but also at a gradual pace.

     In that environment, as noted earlier, the credit-sensitive (as opposed to interest-rate sensitive) sectors of the fixed-income market performed well, with high-yield corporate bonds leading the way.

     Over the 12-month period, the bank-loan market saw a significant amount of debt refinancings, which resulted in the issuance of new loans to companies, usually at lower lending rates than the previous debt obligations. For most of the period, investors were bidding the prices of bank loans to above-par (face) value levels, thus encouraging borrowing companies to refinance their debt at the lower costs. In general, credit fundamentals of bank loans have remained strong and default rates have remained low by historical standards. Overall, the lower default rates in the loan market are attributable to increases in refinancings, which have pushed out the maturities of company-issued debt.

Q What factors had the biggest effects on the Fund's benchmark-relative performance during the 12-month period ended October 31, 2017?

A The Fund performed positively during the period, but its return lagged that of the benchmark S&P/LSTA Index. The Fund's underperformance derived primarily from a benchmark-relative portfolio underweight, very early in the period, in oil-and-gas-related loans. Energy-related debt in general snapped back strongly in the post-election rally, especially in November and December 2016, and so the Fund's results in the sector lagged. For the remainder of the 12-month period, the Fund performed largely in line with the overall bank loan market, although security selection results in health

                         Pioneer Floating Rate Fund | Annual Report | 10/31/17 5 care and technology industry loans did lag somewhat, primarily because of portfolio underweights to those areas of the market. In addition to the underweight to energy loans early in the period, another large factor in the Fund's benchmark-relative underperformance was our long-term preference for holding better-quality loans, or debt issued by better-financed borrowers. The preference led us to underweight the Fund to loans in the lower-quality tiers, especially loans rated CCC and B-, which performed well during the period. Additionally, our credit selection tilt to the more defensive loan baskets was a detractor from the Fund's relative returns in a continued "risk-on" market environment over the 12-month period.

     On the positive side, the Fund's exposures to building and development, aerospace and defense, and utility industry loans all contributed positively to benchmark-relative performance. The Fund's exposure to high-yield corporate bonds also provided a positive boost to relative performance, as high-yield corporates returned more than 9% over the full 12-month period. Another positive contributor was the portfolio's material underweight (50% less) to the retail sector compared to the Fund's benchmark.

     Specific holdings that aided the Fund's benchmark-relative returns included loans to Dixie Electric, an electric services company specializing in energy projects; Paradigm Precision Holdings, a manufacturer of machine components for gas turbine engines; Jonah Energy, an oil and gas company; Quorum Health, which operates a group of hospitals; and Accudyne, a diversified industrial corporation.

     Specific holdings that detracted from the Fund's benchmark-relative results during the period included loans to retailers Pet Smart and Neiman Marcus Group; the debt of cosmetics firm Revlon; and loans to pharmaceutical company Concordia Health. The Fund's small non-benchmark exposure to event-linked insurance industry debt, especially so-called "catastrophe bonds," also detracted from relative results in the wake of an unusually active period for natural disasters, such as hurricanes and earthquakes, which created numerous insurance claims.

     During the 12-month period, none of the Fund's issues were subject to defaults.

6 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Q Did the Fund have any investments in any derivative securities during the 12-month period ended October 31, 2017? If so, did the derivatives have any material effect on results?

A We did invest the Fund in some high-yield bond and investment-grade bond credit-default swaps, principally to maintain liquidity in the portfolio. The Fund's high-yield derivative exposure had a slight negative effect on performance.

Q Did the Fund's distributions to shareholders change during the 12-month period ended October 31, 2017?

A The Fund's distributions initially fell during the first three months of the period as a lighter new-issue calendar led to a loan-repricing wave in the markets that drove down interest rates. Distributions subsequently rebounded, however, because of two factors. The first factor was the effect of the Fed's interest-rate hikes, which resulted in higher lending rates for some bank loans. The second factor was the consequence of a reduction in the amount of cash held in the portfolio, as we redeployed some of the Fund's cash holdings into assets that provided more income for shareholder distributions.

Q    What is your investment outlook?

A We expect to continue to see a benign credit-market environment, with favorable economic fundamentals supporting continued growth in corporate earnings. We anticipate that the domestic economy will continue to perform well, that corporations should be able to strengthen their finances and meet their debt obligations, and that loan default rates should remain low.

     We believe we may see some loan defaults, however, notably in the retail industry, and so we continue to hold a significant portfolio underweight in loans to retailers. We continue to have a bias towards owning BB-rated loans in the portfolio, given their strong historical recovery rates and liquidity. We will have B-rated exposure in the Fund, but we continue to be judicious in our security selections, emphasizing loans to companies with

                         Pioneer Floating Rate Fund | Annual Report | 10/31/17 7 solid fundamentals. With almost two-thirds of the loan market bid above par, there is little room for capital appreciation and we believe outperformance will be driven by coupon-clipping and avoidance of credit write-downs going forward.

     We expect that the Fed will continue its gradual approach to tightening monetary policy, and that it will raise short-term rates in the coming months. Should that occur, we believe there will be the potential for higher yields from bank-loan obligations.

     Overall, we have a positive view of the market.

Please refer to the Schedule of Investments on pages 17-52 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. Below-investment-grade debt securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher- rated debt securities. The Fund may invest in high-yield securities of any rating, including securities that are in default at the time of purchase.

Securities with floating interest rates generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as prevailing interest rates. Unlike fixed-rate securities, floating-rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating-rate investments.

8 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

These risks may increase share price volatility.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                         Pioneer Floating Rate Fund | Annual Report | 10/31/17 9

Portfolio Summary | 10/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Senior Secured Floating Rate Loan Interests                                80.9%
U.S. Government and Agency Obligations                                     10.5%
U.S. Corporate Bonds                                                        3.3%
International Corporate Bonds                                               2.2%
Mutual Funds                                                                1.0%
Temporary Cash Investments                                                  0.8%
Asset Backed Securities                                                     0.7%
Collateralized Mortgage Obligations                                         0.6%
U.S. Preferred Stock                                                        0.0%+
U.S. Common Stock                                                           0.0%+

* Includes investments in Insurance-Linked Securities totaling 1.4% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)**

 1.  U.S. Treasury Floating Rate Note, 1.323% (3 Month Treasury Yield + 19 bps),
     4/30/18                                                                            3.68%
---------------------------------------------------------------------------------------------
 2.  U.S. Treasury Bill, 11/16/17                                                       2.57
---------------------------------------------------------------------------------------------
 3.  U.S. Treasury Floating Rate Note, 1.405% (3 Month Treasury Yield + 27 bps),
     1/31/18                                                                            1.68
---------------------------------------------------------------------------------------------
 4.  U.S. Treasury Bill, 11/9/17                                                        1.20
---------------------------------------------------------------------------------------------
 5.  U.S. Treasury Bill, 11/24/17                                                       0.92
---------------------------------------------------------------------------------------------
 6.  Charter Communications Operating LLC (aka CCO Safari LLC), Term F-1 Loan,
     3.25% (LIBOR + 200 bps), 1/3/21                                                    0.64
---------------------------------------------------------------------------------------------
 7.  Fly Funding II S.a r.l., Term Loan, 3.56% (LIBOR + 225 bps), 2/9/23                0.52
---------------------------------------------------------------------------------------------
 8.  U.S. Treasury Bill, 11/2/17                                                        0.50
---------------------------------------------------------------------------------------------
 9.  Post Holdings, Inc., Series A, Incremental Term Loan, 3.49% (LIBOR + 225 bps),
     5/24/24                                                                            0.49
---------------------------------------------------------------------------------------------
10.  Envision Healthcare Corp. (fka Emergency Medical Services Corp.), Initial Term
     Loan, 4.25% (LIBOR + 300 bps), 12/1/23                                             0.48
---------------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Prices and Distributions | 10/31/17

Net Asset Value per Share

--------------------------------------------------------------------------------
         Class                       10/31/17                           10/31/16
--------------------------------------------------------------------------------
           A                           $6.80                              $6.79
--------------------------------------------------------------------------------
           C                           $6.80                              $6.79
--------------------------------------------------------------------------------
           K*                          $  --                              $6.79
--------------------------------------------------------------------------------
           Y                           $6.82                              $6.81
--------------------------------------------------------------------------------

*    Class K shares were liquidated on October 4, 2017.

Distributions per Share: 11/1/16-10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               Net
                           Investment          Short-Term           Long-Term
         Class               Income           Capital Gains        Capital Gains
--------------------------------------------------------------------------------
           A                $0.2381              $  --                 $  --
--------------------------------------------------------------------------------
           C                $0.1866              $  --                 $  --
--------------------------------------------------------------------------------
           K**              $0.2413              $  --                 $  --
--------------------------------------------------------------------------------
           Y                $0.2608              $  --                 $  --
--------------------------------------------------------------------------------

** For the period from November 1, 2016 to October 4, 2017. Class K shares were liquidated on October 4, 2017.

The S&P/LSTA Leveraged Performing Loan Index provides broad and comprehensive total return metrics of the U.S. universe of syndicated term loans. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-14.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Floating Rate Fund at public offering price during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
             Net      Public     Pioneer       S&P/LSTA
             Asset    Offering   Floating      Rate Leveraged
             Value    Price      Fund          Linked Performing
Period       (NAV)    (POP)      Benchmark**   Loan Index
--------------------------------------------------------------------------------
10 years     3.74%     3.27%     4.69%         4.90%
5 years      3.22      2.27      4.34          4.44
1 year       3.71     -0.95      5.25          5.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.04%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Floating    Bloomberg Barclays U.S. High    S&P/LSTA Leveraged
             Rate Fund           Yield Loans Performing Index    Performing Loan Index
10/07        $ 9,550             $10,000                         $10,000
10/08        $ 7,876             $ 7,840                         $ 7,892
10/09        $ 9,727             $10,338                         $10,388
10/10        $10,645             $11,451                         $11,573
10/11        $10,962             $11,761                         $11,945
10/12        $11,777             $12,788                         $12,979
10/13        $12,276             $13,481                         $13,689
10/14        $12,542             $13,924                         $14,158
10/15        $12,735             $14,104                         $14,374
10/16        $13,306             $14,911                         $15,324
10/17        $13,800                                             $16,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

12 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                 Pioneer       S&P/LSTA
                                 Floating Rate Leveraged
             If       If         Fund Linked   Performing
Period       Held     Redeemed   Benchmark**   Loan Index
--------------------------------------------------------------------------------
10 years     2.93%    2.93%      4.69%         4.90%
5 years      2.47     2.47       4.34          4.44
1 year       2.93     2.93       5.25          5.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
             Gross
--------------------------------------------------------------------------------
             1.81%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

             Pioneer Floating    Bloomberg Barclays U.S. High    S&P/LSTA Leveraged
             Rate Fund           Yield Loans Performing Index    Performing Loan Index
10/07        $10,000             $10,000                         $10,000
10/08        $ 8,154             $ 7,840                         $ 7,892
10/09        $ 9,999             $10,338                         $10,388
10/10        $10,846             $11,451                         $11,573
10/11        $11,099             $11,761                         $11,945
10/12        $11,815             $12,788                         $12,979
10/13        $12,242             $13,481                         $13,689
10/14        $12,417             $13,924                         $14,158
10/15        $12,518             $14,104                         $14,374
10/16        $12,966             $14,911                         $15,324
10/17        $13,346                                             $16,128

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Floating Rate Fund during the periods shown, compared to those of the Bloomberg Barclays High Yield Loans Performing Index and the S&P/LSTA Leveraged Performing Loan Index. The Bloomberg Barclays High Yield Loans Performing Index was the Fund's benchmark through September 30, 2016, when that index ceased to exist. The S&P/LSTA Leveraged Performing Loan Index became the Fund's benchmark on October 1, 2016.

Cumulative Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
             Net      Pioneer        S&P/LSTA
             Asset    Floating Rate  Leveraged
             Value    Fund Linked    Performing
Period       (NAV)    Benchmark**    Loan Index
--------------------------------------------------------------------------------
10 years     4.03%    4.69%          4.90%
5 years      3.61     4.34           4.44
1 year       4.05     5.25           5.25
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
             Gross    Net
--------------------------------------------------------------------------------
             0.82%    0.70%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

             Pioneer Floating    Bloomberg Barclays U.S. High    S&P/LSTA Leveraged
             Rate Fund           Yield Loans Performing Index    Performing Loan Index
10/07        $5,000,000          $5,000,000                      $5,000,000
10/08        $4,123,390          $3,920,177                      $3,946,086
10/09        $5,100,427          $5,169,047                      $5,193,894
10/10        $5,595,928          $5,725,593                      $5,786,599
10/11        $5,769,791          $5,880,423                      $5,972,692
10/12        $6,218,593          $6,393,823                      $6,489,669
10/13        $6,514,921          $6,740,455                      $6,844,527
10/14        $6,678,075          $6,961,829                      $7,079,006
10/15        $6,806,337          $7,051,800                      $7,187,181
10/16        $7,136,436          $7,455,611                      $7,662,082
10/17        $7,425,291                                          $8,064,052

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

** The Bloomberg Barclays High Yield Loans Performing Index (the Bloomberg Barclays Index) was the Fund's benchmark from inception to 9/30/16, when the Bloomberg Barclays Index ceased. As of 10/1/16, the Fund's benchmark is the Standard & Poor's (S&P)/Loan Syndications Trading Association (LSTA) Leveraged Performing Loan Index. Both the Bloomberg Barclays Index and the S&P/LSTA Leveraged Performing Loan Index provide, or provided broad and comprehensive total return metrics of the U.S. universe of syndicated term loans.

14 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/17
--------------------------------------------------------------------------------
Ending Account                        $1,017.06        $1,011.80       $1,018.80
Value (after expenses)
on 10/31/17
--------------------------------------------------------------------------------
Expenses Paid                         $    5.19        $    8.98       $    3.56
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Floating Rate Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

--------------------------------------------------------------------------------
Share Class                               A                C               Y
--------------------------------------------------------------------------------
Beginning Account                     $1,000.00        $1,000.00       $1,000.00
Value on 5/1/17
--------------------------------------------------------------------------------
Ending Account                        $1,020.06        $1,016.28       $1,021.68
Value (after expenses)
on 10/31/17
--------------------------------------------------------------------------------
Expenses Paid                         $    5.19        $    9.00       $    3.57
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.02%, 1.77% and 0.70% for Class A, Class C and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Schedule of Investments | 10/31/17

-----------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
-----------------------------------------------------------------------------------------------------------
                      UNAFFILIATED ISSUERS -- 104.0%
                      PREFERRED STOCK -- 0.0%+ of Net Assets
                      DIVERSIFIED FINANCIALS -- 0.0%+
                      Consumer Finance -- 0.0%+
       10,902(a)      GMAC Capital Trust I, 7.1% (3 Month USD LIBOR +
                      579 bps), 2/15/40                                                   $         286,286
                                                                                          -----------------
                      Total Diversified Financials                                        $         286,286
-----------------------------------------------------------------------------------------------------------
                      TOTAL PREFERRED STOCK
                      (Cost $286,177)                                                     $         286,286
-----------------------------------------------------------------------------------------------------------
                      COMMON STOCK -- 0.0%+ of Net Assets
                      RETAILING -- 0.0%+
                      Computer & Electronics Retail -- 0.0%+
       54,675(b)(c)   Targus Cayman SubCo., Ltd.                                          $         107,710
                                                                                          -----------------
                      Total Retailing                                                     $         107,710
-----------------------------------------------------------------------------------------------------------
                      TOTAL COMMON STOCK
                      (Cost $191,363)                                                     $         107,710
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
-----------------------------------------------------------------------------------------------------------
                      ASSET BACKED SECURITIES -- 0.7% of Net Assets
                      BANKS -- 0.7%
                      Thrifts & Mortgage Finance -- 0.7%
    1,000,000(a)      Avery Point II CLO, Ltd., Series 2013-2A, Class D, 4.803%
                      (3 Month USD LIBOR + 345 bps), 7/17/25 (144A)                       $       1,005,514
      700,000(a)      Carlyle US CLO, Ltd., Series 2016-4A, Class C, 5.263%
                      (3 Month USD LIBOR + 390 bps), 10/20/27 (144A)                                710,202
    1,000,000(a)      Hertz Fleet Lease Funding LP, Series 2016-1, Class E,
                      4.735% (1 Month USD LIBOR + 350 bps), 4/10/30 (144A)                        1,006,443
    1,000,000(a)      Home Partners of America Trust, Series 2016-1, Class D,
                      4.537% (1 Month USD LIBOR + 330 bps), 3/17/33 (144A)                        1,017,408
    1,500,000(a)      Home Partners of America Trust, Series 2016-2, Class E,
                      5.017% (1 Month USD LIBOR + 378 bps), 10/17/33 (144A)                       1,542,551
      800,000(a)      Octagon Investment Partners XVII, Ltd., Series 2013-1A,
                      Class CR, 3.517% (3 Month USD LIBOR + 215 bps),
                      10/25/25 (144A)                                                               800,382
                                                                                          -----------------
                      Total Banks                                                         $       6,082,500
-----------------------------------------------------------------------------------------------------------
                      TOTAL ASSET BACKED SECURITIES
                      (Cost $5,945,035)                                                   $       6,082,500
-----------------------------------------------------------------------------------------------------------
                      COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.6% of
                      Net Assets
                      BANKS -- 0.6%
                      Thrifts & Mortgage Finance -- 0.6%
    1,000,000(a)      BHMS Mortgage Trust, Series 2014-ATLS, Class BFL,
                      3.188% (1 Month USD LIBOR + 195 bps), 7/5/33 (144A)                 $       1,003,703
    1,000,000(a)      Citigroup Commercial Mortgage Trust, Series 2015-SHP2,
                      Class D, 4.539% (1 Month USD LIBOR + 330 bps),
                      7/15/27 (144A)                                                              1,011,471

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Thrifts & Mortgage Finance (continued)
    1,400,000(a)      Commercial Mortgage Trust, Series 2014-FL5, Class D, 5.239%
                      (1 Month USD LIBOR + 400 bps), 10/15/31 (144A)                      $       1,330,420
      101,301(a)      FORT CRE LLC, Series 2016-1A, Class A1, 2.739% (1 Month
                      USD LIBOR + 150 bps), 5/21/36 (144A)                                          101,370
    1,514,020(a)      GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                      5.139% (1 Month USD LIBOR + 390 bps), 7/15/31 (144A)                        1,517,512
                                                                                          -----------------
                      Total Banks                                                         $       4,964,476
-----------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.0%+
                      Other Diversified Financial Services -- 0.0%+
      179,916(a)      Velocity Commercial Capital Loan Trust, Series 2011-1,
                      5.234% (1 Month USD LIBOR + 400 bps), 8/25/40 (144A)                $         182,015
                                                                                          -----------------
                      Total Diversified Financials                                        $         182,015
-----------------------------------------------------------------------------------------------------------
                      TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                      (Cost $5,000,998)                                                   $       5,146,491
-----------------------------------------------------------------------------------------------------------
                      CORPORATE BONDS -- 5.8% of Net Assets
                      AUTOMOBILES & COMPONENTS -- 0.1%
                      Auto Parts & Equipment -- 0.1%
    1,000,000         International Automotive Components Group SA, 9.125%,
                      6/1/18 (144A)                                                       $       1,000,000
                                                                                          -----------------
                      Total Automobiles & Components                                      $       1,000,000
-----------------------------------------------------------------------------------------------------------
                      BANKS -- 0.3%
                      Diversified Banks -- 0.3%
    1,000,000(d)(e)   Bank of America Corp., 6.3% (3 Month USD LIBOR +
                      455 bps)                                                            $       1,139,280
    1,550,000(d)(e)   BNP Paribas SA, 7.625% (5 Year USD Swap Rate +
                      631 bps) (144A)                                                             1,737,937
                                                                                          -----------------
                      Total Banks                                                         $       2,877,217
-----------------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 0.1%
                      Construction & Engineering -- 0.1%
      750,000         MasTec, Inc., 4.875%, 3/15/23                                       $         768,750
                                                                                          -----------------
                      Total Capital Goods                                                 $         768,750
-----------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 0.3%
                      Investment Banking & Brokerage -- 0.2%
    1,500,000(a)      Goldman Sachs Group, Inc., 3.087% (3 Month USD
                      LIBOR + 177 bps), 2/25/21                                           $       1,556,917
-----------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.1%
      615,000         Nationstar Mortgage LLC / Nationstar Capital Corp.,
                      6.5%, 8/1/18                                                        $         616,537
                                                                                          -----------------
                      Total Diversified Financials                                        $       2,173,454
-----------------------------------------------------------------------------------------------------------
                      ENERGY -- 0.6%
                      Oil & Gas Exploration & Production -- 0.3%
    1,000,000         Gulfport Energy Corp., 6.625%, 5/1/23                               $       1,025,000
    1,000,000         Oasis Petroleum, Inc., 6.875%, 3/15/22                                      1,025,000

The accompanying notes are an integral part of these financial statements.

18 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production (continued)
      536,000         WPX Energy, Inc., 7.5%, 8/1/20                                      $         581,560
                                                                                          -----------------
                                                                                          $       2,631,560
-----------------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.3%
    1,400,000(a)      Golar LNG Partners LP, 7.565% (3 Month USD LIBOR +
                      625 bps), 5/18/21 (144A)                                            $       1,382,515
    1,405,000         NuStar Logistics LP, 6.75%, 2/1/21                                          1,524,425
                                                                                          -----------------
                                                                                          $       2,906,940
                                                                                          -----------------
                      Total Energy                                                        $       5,538,500
-----------------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 0.2%
                      Distillers & Vintners -- 0.1%
      475,000         Pernod Ricard SA, 3.25%, 6/8/26 (144A)                              $         476,591
      359,000         Pernod Ricard SA, 4.45%, 1/15/22 (144A)                                       385,640
                                                                                          -----------------
                                                                                          $         862,231
-----------------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 0.1%
      400,000(a)      Tyson Foods, Inc., 1.868% (3 Month USD LIBOR +
                      55 bps), 6/2/20                                                     $         402,070
                                                                                          -----------------
                      Total Food, Beverage & Tobacco                                      $       1,264,301
-----------------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                      Health Care Facilities -- 0.5%
      300,000         CHS/Community Health Systems, Inc., 6.25%, 3/31/23                  $         288,750
    1,500,000         CHS/Community Health Systems, Inc., 6.875%, 2/1/22                          1,085,625
    2,000,000         HCA, Inc., 5.375%, 2/1/25                                                   2,062,500
      510,000         RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                      5/1/23 (144A)                                                                 535,500
                                                                                          -----------------
                                                                                          $       3,972,375
-----------------------------------------------------------------------------------------------------------
                      Health Care Services -- 0.1%
    1,000,000         Universal Hospital Services, Inc., 7.625%, 8/15/20                  $       1,012,500
-----------------------------------------------------------------------------------------------------------
                      Managed Health Care -- 0.2%
    1,000,000         Centene Corp., 5.625%, 2/15/21                                      $       1,037,500
    1,000,000         Molina Healthcare, Inc., 5.375%, 11/15/22                                   1,040,500
                                                                                          -----------------
                                                                                          $       2,078,000
                                                                                          -----------------
                      Total Health Care Equipment & Services                              $       7,062,875
-----------------------------------------------------------------------------------------------------------
                      INSURANCE -- 1.4%
                      Reinsurance -- 1.4%
      500,000(a)      Alamo Re, Ltd., 5.944% (3 Month Treasury Bill +
                      481 bps), 6/7/18 (144A) (Cat Bond)                                  $         506,900
      500,000(a)      Atlas IX Capital, DAC, 4.525% (3 Month USD LIBOR +
                      325 bps), 1/17/19 (144A) (Cat Bond)                                           506,600
      600,000+(f)(g)  Berwick 2016-1 Segregated Account (Artex SAC, Ltd.),
                      Variable Rate Notes, 2/1/18                                                    28,500
      600,000+(f)(g)  Carnoustie 2016-N Segregated Account (Artex SAC, Ltd.),
                      Variable Rate Notes, 11/30/20                                                  64,920

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 19

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Reinsurance (continued)
      600,000+(f)(g)  Carnoustie 2016-N Segregated Account (Artex SAC, Ltd.),
                      Variable Rate Notes, 11/30/21                                       $         540,000
      400,000(a)      Galilei Re, Ltd., 5.625% (6 Month USD LIBOR +
                      450 bps), 1/8/20 (144A) (Cat Bond)                                            401,840
      250,000(a)      Galilei Re, Ltd., 5.645% (6 Month USD LIBOR +
                      450 bps), 1/8/21 (144A) (Cat Bond)                                            250,750
      300,000(a)      Galilei Re, Ltd., 6.375% (6 Month USD LIBOR +
                      525 bps), 1/8/20 (144A) (Cat Bond)                                            292,410
      300,000(a)      Galilei Re, Ltd., 6.395% (6 Month USD LIBOR +
                      525 bps), 1/8/21 (144A) (Cat Bond)                                            288,720
      300,000(a)      Galilei Re, Ltd., 7.375% (6 Month USD LIBOR +
                      625 bps), 1/8/20 (144A) (Cat Bond)                                            282,720
      600,000(a)      Galilei Re, Ltd., 7.395% (6 Month USD LIBOR +
                      625 bps), 1/8/21 (144A) (Cat Bond)                                            552,660
      350,000+(f)(g)  Gleneagles Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 11/30/20                                                           41,020
      600,000+(f)(g)  Gullane Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 11/30/20                                                           13,080
      600,000+(f)(g)  Gullane Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 11/30/21                                                          588,120
      650,000(a)      Kilimanjaro Re, Ltd., 5.879% (3 Month Treasury Bill +
                      475 bps), 4/30/18 (144A) (Cat Bond)                                           657,345
      500,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.879%
                      (3 Month Treasury Bill + 675 bps), 12/6/19 (144A)
                      (Cat Bond)                                                                    505,450
      250,000(a)      Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.379%
                      (3 Month Treasury Bill + 925 bps), 12/6/19 (144A)
                      (Cat Bond)                                                                    244,550
      600,000(a)      Kilimanjaro II Re, Ltd., 7.209% (6 Month USD LIBOR +
                      600 bps), 4/20/21 (144A) (Cat Bond)                                           578,640
      250,000+(f)(g)  Limestone Re, Ltd., Series 1, Class A Voting, Variable
                      Rate Notes, 8/31/21                                                           231,250
      250,000+(f)(g)  Madison Re, Variable Rate Notes, 3/31/19                                       15,875
      600,000+(f)(g)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                      Series 2016-1, Variable Rate Notes, 2/1/20                                     39,660
      600,000+(f)(g)  Pangaea Re Segregated Account (Artex SAC, Ltd.),
                      Series 2017-1, Variable Rate Notes, 2/1/21                                    503,520
      500,000(a)      PennUnion Re, Ltd., 5.634% (3 Month Treasury Bill +
                      450 bps), 12/7/18 (144A) (Cat Bond)                                           505,550
      700,000+(f)(g)  Pinehurst Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 1/16/18                                                           693,350
      250,000(a)      Residential Reinsurance 2015, Ltd., 8.081% (3 Month
                      Treasury Bill + 695 bps), 12/6/19 (144A) (Cat Bond)                           256,225
      350,000(a)      Residential Reinsurance 2016, Ltd., 5.061% (3 Month
                      Treasury Bill + 393 bps), 12/6/20 (144A) (Cat Bond)                           347,550
      500,000+(f)(g)  Resilience Re, Ltd., Variable Rate Notes, 1/8/19 (144A)                       500,000
      300,000+(f)(g)  Resilience Re, Ltd., Variable Rate Notes, 4/6/18                              260,640

The accompanying notes are an integral part of these financial statements.

20 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Reinsurance (continued)
      300,000(a)      Sanders Re, Ltd., 4.126% (6 Month USD LIBOR +
                      300 bps), 12/6/21 (144A) (Cat Bond)                                 $         303,750
      600,000+(f)(g)  St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 2/1/18                                                             84,360
      600,000+(f)(g)  St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 2/1/19                                                            621,540
      695,194+(f)(g)  St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                      Rate Notes, 6/1/19                                                            714,451
      500,000+(f)(g)  Sunningdale 2017 Segregated Account (Artex SAC, Ltd.),
                      Variable Rate Notes, 1/16/18                                                  490,750
      250,000(a)      Ursa Re, Ltd., 3.5% (ZERO + 350 bps), 5/27/20 (144A)
                      (Cat Bond)                                                                    251,250
                                                                                          -----------------
                      Total Insurance                                                     $      12,163,946
-----------------------------------------------------------------------------------------------------------
                      MATERIALS -- 0.2%
                      Aluminum -- 0.0%+
      350,000         Constellium NV, 7.875%, 4/1/21 (144A)                               $         371,980
-----------------------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 0.1%
      376,000         Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                      4/1/25 (144A)                                                       $         407,020
-----------------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 0.1%
    1,150,000(a)      Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC /
                      Reynolds Group Issuer Lu, 4.859% (3 Month USD LIBOR +
                      350 bps), 7/15/21 (144A)                                            $       1,173,000
                                                                                          -----------------
                      Total Materials                                                     $       1,952,000
-----------------------------------------------------------------------------------------------------------
                      MEDIA -- 0.3%
                      Advertising -- 0.0%+
      370,000         MDC Partners, Inc., 6.5%, 5/1/24 (144A)                             $         377,400
-----------------------------------------------------------------------------------------------------------
                      Cable & Satellite -- 0.3%
    1,250,000         Hughes Satellite Systems Corp., 5.25%, 8/1/26                       $       1,278,225
    1,000,000         Sirius XM Radio, Inc., 3.875%, 8/1/22 (144A)                                1,018,750
                                                                                          -----------------
                                                                                          $       2,296,975
                                                                                          -----------------
                      Total Media                                                         $       2,674,375
-----------------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                      SCIENCES -- 0.1%
                      Pharmaceuticals -- 0.1%
      500,000         Endo Finance LLC, 5.75%, 1/15/22 (144A)                             $         437,500
                                                                                          -----------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                $         437,500
-----------------------------------------------------------------------------------------------------------
                      RETAILING -- 0.4%
                      Automotive Retail -- 0.0%+
      391,000         Penske Automotive Group, Inc., 3.75%, 8/15/20                       $         398,820
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 21

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Internet Retail -- 0.4%
    1,500,000         Expedia, Inc., 4.5%, 8/15/24                                        $       1,594,203
    1,500,000         Priceline Group, Inc., 3.6%, 6/1/26                                         1,533,160
                                                                                          -----------------
                                                                                          $       3,127,363
                                                                                          -----------------
                      Total Retailing                                                     $       3,526,183
-----------------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.1%
                      Semiconductors -- 0.1%
      750,000         Micron Technology, Inc., 5.25%, 8/1/23 (144A)                       $         784,950
                                                                                          -----------------
                      Total Semiconductors & Semiconductor Equipment                      $         784,950
-----------------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 0.3%
                      Integrated Telecommunication Services -- 0.2%
    1,250,000         CenturyLink, Inc., 6.45%, 6/15/21                                   $       1,318,888
      828,000         Frontier Communications Corp., 8.5%, 4/15/20                                  818,685
                                                                                          -----------------
                                                                                          $       2,137,573
-----------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 0.1%
      500,000         Intelsat Jackson Holdings SA, 8.0%, 2/15/24 (144A)                  $         530,000
                                                                                          -----------------
                      Total Telecommunication Services                                    $       2,667,573
-----------------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 0.4%
                      Airlines -- 0.4%
    1,041,833         Air Canada 2013-1 Class B Pass Through Trust, 5.375%,
                      5/15/21 (144A)                                                      $       1,096,092
      500,000         Air Canada 2013-1 Class C Pass Through Trust, 6.625%,
                      5/15/18 (144A)                                                                511,875
      360,000         Air Canada 2015-1 Class C Pass Through Trust, 5.0%,
                      3/15/20 (144A)                                                                368,100
    1,000,000         Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.,
                      6.875%, 2/15/19 (144A)                                                        987,500
                                                                                          -----------------
                      Total Transportation                                                $       2,963,567
-----------------------------------------------------------------------------------------------------------
                      UTILITIES -- 0.2%
                      Gas Utilities -- 0.0%+
      250,000         Ferrellgas LP / Ferrellgas Finance Corp., 6.5%, 5/1/21              $         237,500
-----------------------------------------------------------------------------------------------------------
                      Independent Power Producers & Energy Traders -- 0.2%
    1,650,000         NRG Energy, Inc., 6.25%, 7/15/22                                    $       1,732,500
                                                                                          -----------------
                      Total Utilities                                                     $       1,970,000
-----------------------------------------------------------------------------------------------------------
                      TOTAL CORPORATE BONDS
                      (Cost $48,685,410)                                                  $      49,825,191
-----------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS --
                      10.9% of Net Assets
    4,445,000(h)      U.S. Treasury Bill, 11/2/17                                         $       4,444,887
   10,755,000(h)      U.S. Treasury Bill, 11/9/17                                                10,752,762
   22,970,000(h)      U.S. Treasury Bill, 11/16/17                                               22,960,812
    8,260,000(h)      U.S. Treasury Bill, 11/24/17                                                8,254,868

The accompanying notes are an integral part of these financial statements.

22 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      U.S. GOVERNMENT AND AGENCY OBLIGATIONS (continued)
   32,815,000         U.S. Treasury Floating Rate Note, 1.323% (3 Month Treasury
                      Yield + 19 bps), 4/30/18                                            $      32,850,715
   15,000,000         U.S. Treasury Floating Rate Note, 1.405% (3 Month Treasury
                      Yield + 27 bps), 1/31/18                                                   15,011,767
                                                                                          -----------------
                                                                                          $      94,275,811
-----------------------------------------------------------------------------------------------------------
                      TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                      (Cost $94,277,558)                                                  $      94,275,811
-----------------------------------------------------------------------------------------------------------
                      SENIOR SECURED FLOATING RATE LOAN INTERESTS --
                      84.1% of Net Assets*(a)
                      AUTOMOBILES & COMPONENTS -- 2.4%
                      Auto Parts & Equipment -- 1.9%
    1,166,425         Allison Transmission, Inc., Term Loan B-3, 3.25% (LIBOR +
                      200 bps), 9/23/22                                                   $       1,174,668
    1,343,000         American Axle & Manufacturing, Inc., Tranche B Term Loan,
                      3.56% (LIBOR + 225 bps), 4/6/24                                             1,345,378
    1,934,645         BBB Industries US Holdings, Inc., First Lien Term B Loan,
                      5.74% (LIBOR + 450 bps), 11/3/21                                            1,961,247
    2,186,972         Electrical Components International, Inc., Term Loan, 6.09%
                      (LIBOR + 475 bps), 5/28/21                                                  2,205,426
      176,109         Federal-Mogul Corp., Tranche C Term Loan, 4.99% (LIBOR +
                      375 bps), 4/15/21                                                             177,484
    1,444,360         Horizon Global Corp., 2017 Replacement Term Loan, 5.74%
                      (LIBOR + 450 bps), 6/30/21                                                  1,456,998
    1,492,500         Innovative Xcessories & Services LLC, Term Loan, 6.08%
                      (LIBOR + 475 bps), 11/29/22                                                 1,512,089
    1,546,013         Superior Industries International, Inc., Closing Date Term
                      Loan, 5.74% (LIBOR + 450 bps), 5/22/24                                      1,559,541
    1,538,689         TI Group Automotive Systems LLC, Initial US Term Loan,
                      3.99% (LIBOR + 275 bps), 6/30/22                                            1,545,903
    2,868,602         Tower Automotive Holdings USA LLC, Initial Term Loan, 4.0%
                      (LIBOR + 275 bps), 3/7/24                                                   2,886,531
      807,917         Visteon Corp., Initial Term Loan, 3.58% (LIBOR + 225 bps),
                      3/24/24                                                                       813,134
                                                                                          -----------------
                                                                                          $      16,638,399
-----------------------------------------------------------------------------------------------------------
                      Automobile Manufacturers -- 0.4%
      593,636         CH Hold Corp. (aka Caliber Collision), First Lien Initial
                      Term Loan, 4.24% (LIBOR + 300 bps), 2/1/24                          $         598,831
    1,526,286         FCA US LLC (fka Chrysler Group LLC) ,Tranche B Term
                      Loan, 3.24% (LIBOR + 200 bps), 12/31/18                                     1,534,553
    1,305,500         Octavius Corp. (Winnebago Industries), Tranche B Term
                      Loan, 5.8% (LIBOR + 450 bps), 11/8/23                                       1,323,451
                                                                                          -----------------
                                                                                          $       3,456,835
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 23

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Tires & Rubber -- 0.1%
      725,000         Goodyear Tire & Rubber Co., Second Lien Term Loan,
                      3.24% (LIBOR + 200 bps), 4/30/19                                    $         728,776
                                                                                          -----------------
                      Total Automobiles & Components                                      $      20,824,010
-----------------------------------------------------------------------------------------------------------
                      CAPITAL GOODS -- 11.2%
                      Aerospace & Defense -- 3.1%
    1,500,000         Accudyne Industries Borrower SCA/Accudyne Industries LLC
                      (fka Silver II US Holdings LLC), Initial Term Loan, 5.08%
                      (LIBOR + 375 bps), 8/18/24                                          $       1,512,538
    1,686,290         Alion Science and Technology Corp., First Lien Term Loan,
                      5.74% (LIBOR + 450 bps), 8/19/21                                            1,682,074
    2,144,625         Constellis Holdings LLC, First Lien Term B Loan, 6.33%
                      (LIBOR + 500 bps), 4/21/24                                                  2,141,944
    1,911,062         DAE Aviation Holdings, Inc., Initial Term Loan, 4.99%
                      (LIBOR + 375 bps), 7/7/22                                                   1,930,002
      650,000(i)      DAE Aviation Holdings, Inc., Term Loan, 7/7/22                                656,442
    1,801,765         DynCorp International, Inc., Term Loan B2, 7.75% (LIBOR +
                      600 bps), 7/7/20                                                            1,810,400
      326,831         Engility Corp. (fka TASC, Inc.), Term B2 Loan, 4.49% (LIBOR +
                      325 bps/PRIME + 225 bps), 8/14/23                                             331,243
    1,290,250         Leidos Innovations Corp., Term Loan B, 3.25% (LIBOR +
                      200 bps), 8/16/23                                                           1,300,599
    3,250,000(i)      MacDonald, Dettwiler and Associates, Ltd., Initial Term B
                      Loan, 10/4/24                                                               3,273,215
    1,000,000(i)      MRO Holdings, Inc., Initial Term Loan, 10/25/23                             1,006,250
    2,732,595         Transdigm, Inc., Tranche F Term Loan, 4.27% (LIBOR +
                      300 bps), 6/9/23                                                            2,745,282
    1,432,051         Transdigm, Inc., Tranche G Term Loan, 4.26% (LIBOR +
                      300 bps), 8/22/24                                                           1,441,185
    2,021,250         Turbocombustor Technology, Inc., Initial Term Loan, 5.83%
                      (LIBOR + 450 bps), 12/2/20                                                  1,965,666
    2,355,678         Vencore, Inc. (fka SI Organization, Inc.), First Lien Initial Term
                      Loan, 6.08% (LIBOR + 475 bps), 11/23/19                                     2,391,381
    2,812,181         WP CPP Holdings LLC, First Lien Term B-3 Loan, 4.88%
                      (LIBOR + 350 bps), 12/28/19                                                 2,752,422
                                                                                          -----------------
                                                                                          $      26,940,643
-----------------------------------------------------------------------------------------------------------
                      Building Products -- 2.5%
    2,167,000         Armstrong World Industries, Inc., Term Loan B, 4.03%
                      (LIBOR + 275 bps), 3/31/23                                          $       2,179,189
    1,719,395         Atkore International, Inc., First Lien Initial Incremental Term
                      Loan, 4.34% (LIBOR + 300 bps), 12/22/23                                     1,733,794
    1,908,138         Beacon Roofing Supply, Inc., Initial Term Loan, 3.99%
                      (LIBOR + 275 bps), 10/1/22                                                  1,919,268
    2,000,000(i)      Beacon Roofing Supply, Inc., Term Loan B, 10/11/24                          2,014,166
    2,768,173         Builders FirstSource, Inc., Refinancing Term Loan, 4.33%
                      (LIBOR + 300 bps), 2/29/24                                                  2,782,014

The accompanying notes are an integral part of these financial statements.

24 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Building Products (continued)
    2,677,605         NCI Building Systems, Inc., Tranche B Term Loan, 4.24%
                      (LIBOR + 300 bps), 6/24/22                                          $       2,691,663
    2,720,617         Quikrete Holdings, Inc., First Lien Initial Term Loan, 3.99%
                      (LIBOR + 275 bps), 11/15/23                                                 2,727,419
      320,149         Siteone Landscape Supply LLC, Tranche C Term Loan,
                      4.75% (LIBOR + 350 bps), 4/29/22                                              322,451
      741,799         SRS Distribution, Inc., First Lien Term B-4 Loan, 4.53%
                      (LIBOR + 325 bps), 8/25/22                                                    748,638
    3,622,414         Summit Materials LLC, Restatement Effective Date Term
                      Loan, 3.99% (LIBOR + 275 bps), 7/18/22                                      3,655,620
    1,496,250         Unifrax I LLC, Initial Dollar Term Loan, 5.08% (LIBOR +
                      375 bps), 4/4/24                                                            1,511,212
                                                                                          -----------------
                                                                                          $      22,285,434
-----------------------------------------------------------------------------------------------------------
                      Construction & Engineering -- 0.2%
    1,846,250         Installed Building Products, Inc., Initial Term Loan, 4.24%
                      (LIBOR + 300 bps), 4/15/24                                          $       1,861,251
-----------------------------------------------------------------------------------------------------------
                      Construction & Farm Machinery & Heavy Trucks -- 0.6%
    2,099,450         Clark Equipment Co. (aka Doosan Bobcat, Inc.), Tranche B
                      Term Loan, 4.08% (LIBOR + 275 bps), 5/18/24                         $       2,117,384
      993,750         Commercial Vehicle Group, Inc., (CVG) Term Loan B, 7.24%
                      (LIBOR + 600 bps), 3/30/23                                                  1,001,203
    1,161,300         Navistar, Inc., Tranche B Term Loan, 5.24% (LIBOR +
                      400 bps), 8/7/20                                                            1,171,461
      359,581         Terex Corp., Incremental US Term Loan, 3.58% (LIBOR +
                      225 bps), 1/31/24                                                             361,529
                                                                                          -----------------
                                                                                          $       4,651,577
-----------------------------------------------------------------------------------------------------------
                      Electrical Components & Equipment -- 1.4%
    2,591,458         Dell International LLC, Refinancing Term B Loan, 3.25%
                      (LIBOR + 200 bps), 9/7/23                                           $       2,601,033
    2,649,188         Diebold Nixdorf, Inc. (fka Diebold, Inc.), New Dollar Term B
                      Loan, 4.0% (LIBOR + 275 bps), 11/6/23                                       2,659,122
    2,090,040         Pelican Products, Inc., First Lien Term Loan, 5.58% (LIBOR +
                      425 bps), 4/10/20                                                           2,103,103
      497,500         Ramundsen Public Sector LLC, Term Loan, 5.58% (LIBOR +
                      425 bps), 2/1/24                                                              500,759
    3,079,793         Southwire Company LLC, Initial Term Loan, 3.74% (LIBOR +
                      250 bps), 2/10/21                                                           3,102,891
    2,387,602         WireCo WorldGroup, Inc., First Lien Initial Term Loan B,
                      6.82% (LIBOR + 550 bps), 9/29/23                                            2,401,928
                                                                                          -----------------
                                                                                          $      13,368,836
-----------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates -- 1.4%
    2,134,392         AVSC Holding Corp., First Lien New Term Loan, 4.83%
                      (LIBOR + 350 bps), 4/29/24                                          $       2,150,400
    3,029,715         Filtration Group Corp., First Lien Term Loan, 4.38%
                      (LIBOR + 300 bps), 11/23/20                                                 3,055,910

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 25

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Industrial Conglomerates (continued)
    1,600,802         Gates Global LLC, Initial B-1 Dollar Term Loan, 4.58%
                      (LIBOR + 325 bps), 4/1/24                                           $       1,612,079
      888,750         Hyster-Yale Group, Inc., Term Loan, 5.24% (LIBOR +
                      400 bps), 5/30/23                                                             897,360
    1,985,000         Milacron LLC, Term B Loan, 4.24% (LIBOR + 300 bps),
                      9/28/23                                                                     1,998,234
    1,538,997         ProAmpac PG Borrower LLC, First Lien Initial Term Loan,
                      5.3% (LIBOR + 400 bps/PRIME + 300 bps), 11/20/23                            1,557,032
      500,000(i)      Thermon Industries, Inc., Term Loan B, 10/25/24                               503,750
                                                                                          -----------------
                                                                                          $      11,774,765
-----------------------------------------------------------------------------------------------------------
                      Industrial Machinery -- 1.3%
    2,024,375(i)      Blount International, Inc., Refinancing Term Loan, 4/12/23          $       2,038,293
    1,619,295         Columbus McKinnon Corp., Initial Term Loan, 4.33%
                      (LIBOR + 300 bps), 1/31/24                                                  1,629,901
    2,374,931         Gardner Denver, Inc., Tranche B-1 Dollar Term Loan, 4.08%
                      (LIBOR + 275 bps), 7/30/24                                                  2,386,316
    2,055,189         NN, Inc., Tranche B Term Loan, 5.49% (LIBOR + 425 bps),
                      10/19/22                                                                    2,059,299
    1,763,877         Tank Holding Corp., Initial Term Loan, 5.54% (LIBOR +
                      425 bps/PRIME + 325 bps), 3/16/22                                           1,778,218
    1,699,201         Welbilt, Inc. (fka Manitowoc Foodservice, Inc.), Term B Loan,
                      3.99% (LIBOR + 275 bps), 3/3/23                                             1,714,069
                                                                                          -----------------
                                                                                          $      11,606,096
-----------------------------------------------------------------------------------------------------------
                      Trading Companies & Distributors -- 0.7%
    1,876,321         Nexeo Solutions LLC, Term B Loan, 5.09% (LIBOR +
                      375 bps), 6/9/23                                                    $       1,894,381
    1,995,332         Univar USA, Inc., Term B-2 Loan, 3.99% (LIBOR +
                      275 bps), 7/1/22                                                            2,006,244
      652,702         WESCO Distribution, Inc., Tranche B-1 Term Loan, 4.24%
                      (LIBOR + 300 bps/PRIME + 200 bps), 12/12/19                                   655,558
                                                                                          -----------------
                                                                                          $       4,556,183
                                                                                          -----------------
                      Total Capital Goods                                                 $      97,044,785
-----------------------------------------------------------------------------------------------------------
                      COMMERCIAL & PROFESSIONAL SERVICES -- 1.0%
                      Diversified Support Services -- 0.3%
    2,087,901         TMS International Corp. (aka Tube City IMS Corp.), Term B-1
                      Loan, 4.31% (LIBOR + 300 bps), 8/14/24                              $       2,094,401
-----------------------------------------------------------------------------------------------------------
                      Environmental & Facilities Services -- 0.6%
    1,750,000         Albany Molecular Research, Inc., First Lien Initial Term
                      Loan, 4.58% (LIBOR + 325 bps), 8/30/24                              $       1,764,219
    1,920,853         Infiltrator Water Technologies LLC, First Lien Term B-2 Loan,
                      4.33% (LIBOR + 300 bps), 5/27/22                                            1,935,659
    1,264,706(i)      Wrangler Buyer Corp. (aka Waste Industries USA, Inc.),
                      Initial Term Loan, 9/27/24                                                  1,276,675
                                                                                          -----------------
                                                                                          $       4,976,553
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Human Resource & Employment Services -- 0.1%
    1,211,897         On Assignment, Inc., Tranche B-3 Term Loan, 3.24% (LIBOR +
                      200 bps), 6/3/22                                                    $       1,221,491
                                                                                          -----------------
                      Total Commercial & Professional Services                            $       8,292,445
-----------------------------------------------------------------------------------------------------------
                      COMMERCIAL SERVICES & SUPPLIES -- 1.9%
                      Diversified Support Services -- 0.4%
    1,066,938(c)      ADS Tactical, Inc., Term Loan, 8.83% (LIBOR + 750 bps),
                      12/31/22                                                            $       1,066,938
      598,496         Asurion LLC (fka Asurion Corp.), Replacement B-5 Term
                      Loan, 4.24% (LIBOR + 300 bps), 11/3/23                                        603,893
      246,513         IAP Worldwide Services, Inc., Second Lien Term Loan, 8.0%
                      (LIBOR + 650 bps), 7/18/19                                                    245,897
    1,971,814         KAR Auction Services, Inc., Tranche B-5 Term Loan, 3.88%
                      (LIBOR + 250 bps), 3/9/23                                                   1,987,425
                                                                                          -----------------
                                                                                          $       3,904,153
-----------------------------------------------------------------------------------------------------------
                      Environmental & Facilities Services -- 1.1%
    2,469,339         Advanced Disposal Services, Inc. (fka ADS Waste
                      Holdings, Inc.), Additional Term Loan, 3.95% (LIBOR +
                      275 bps), 11/10/23                                                  $       2,493,003
    1,444,088         Casella Waste Systems, Inc., Term B-1 Loan, 3.99%
                      (LIBOR + 275 bps), 10/17/23                                                 1,454,468
      917,700         Clean Harbors, Inc., Initial Term Loan, 3.24% (LIBOR +
                      200 bps), 6/30/24                                                             922,288
    1,049,400         GFL Environmental, Inc., Initial US Term Loan, 4.08%
                      (LIBOR + 275 bps), 9/29/23                                                  1,055,303
    1,748,109         Wastequip LLC, Term Loan, 5.74% (LIBOR + 450 bps), 8/9/19                   1,754,664
    1,921,881         WCA Waste Systems, Inc., Initial Term Loan, 3.99% (LIBOR +
                      275 bps), 8/11/23                                                           1,927,587
                                                                                          -----------------
                                                                                          $       9,607,313
-----------------------------------------------------------------------------------------------------------
                      Office Services & Supplies -- 0.1%
      500,000         Diamond (BC) B.V. Initial USD Term Loan, 4.32% (LIBOR +
                      300 bps), 9/6/24                                                    $         501,803
-----------------------------------------------------------------------------------------------------------
                      Security & Alarm Services -- 0.3%
    2,300,888         GW Honos Security Corp. (Garda World Security Corp.),
                      Term B Loan, 5.31% (LIBOR + 400 bps), 5/24/24                       $       2,323,897
                                                                                          -----------------
                      Total Commercial Services & Supplies                                $      16,337,166
-----------------------------------------------------------------------------------------------------------
                      CONSUMER DURABLES & APPAREL -- 0.8%
                      Household Appliances -- 0.3%
    1,750,000         Global Appliance, Inc.,Tranche B Term Loan, 5.34%
                      (LIBOR + 400 bps), 9/29/24                                          $       1,753,829
      650,000(i)      Ring Container Technologies Group LLC, Term Loan, 9/27/24                     651,422
                                                                                          -----------------
                                                                                          $       2,405,251
-----------------------------------------------------------------------------------------------------------
                      Housewares & Specialties -- 0.3%
      751,703         Prestige Brands, Inc., Term B-4 Loan, 3.99% (LIBOR +
                      275 bps), 1/26/24                                                   $         757,282

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 27

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Housewares & Specialties (continued)
    2,328,209         Reynolds Group Holdings, Inc., Incremental US Term Loan,
                      3.99% (LIBOR + 275 bps), 2/5/23                                     $       2,343,932
                                                                                          -----------------
                                                                                          $       3,101,214
-----------------------------------------------------------------------------------------------------------
                      Leisure Products -- 0.2%
    1,382,539         Bombardier Recreational Products, Inc., Term B Loan,
                      3.74% (LIBOR + 250 bps), 6/30/23                                    $       1,391,180
      500,000         Hayward Industries, Inc., First Lien Initial Term Loan,
                      4.74% (LIBOR + 350 bps), 8/5/24                                               505,208
                                                                                          -----------------
                                                                                          $       1,896,388
                                                                                          -----------------
                      Total Consumer Durables & Apparel                                   $       7,402,853
-----------------------------------------------------------------------------------------------------------
                      CONSUMER SERVICES -- 6.4%
                      Casinos & Gaming -- 1.5%
    2,992,500         CityCenter Holdings LLC, Term B Loan, 3.74% (LIBOR +
                      250 bps), 4/18/24                                                   $       3,008,633
    1,354,138         Eldorado Resorts, Inc., Term Loan, 3.5% (LIBOR +
                      225 bps), 4/17/24                                                           1,358,370
    2,280,737         Golden Nugget, Inc. (aka Landry's Inc.), Initial Term Loan B,
                      4.53% (LIBOR + 325 bps), 10/4/23                                            2,306,039
    4,192,656         Scientific Games International, Inc., Initial Term B-4 Loan,
                      4.52% (LIBOR + 325 bps), 8/14/24                                            4,246,376
    1,959,072         Station Casinos LLC, Term B Facility Loan, 3.74% (LIBOR +
                      250 bps), 6/8/23                                                            1,967,643
                                                                                          -----------------
                                                                                          $      12,887,061
-----------------------------------------------------------------------------------------------------------
                      Education Services -- 1.5%
    2,945,997         Bright Horizons Family Solutions LLC (fka Bright Horizons
                      Family Solutions, Inc.), Term B Loan, 3.49% (LIBOR +
                      225 bps/PRIME + 125 bps), 11/7/23                                   $       2,969,320
    1,713,537         Cengage Learning Acquisitions, Inc., 2016 Refinancing Term
                      Loan, 5.49% (LIBOR + 425 bps), 6/7/23                                       1,602,158
    1,664,469         Houghton Mifflin Holdings, Inc., Term Loan, 4.24% (LIBOR +
                      300 bps), 5/28/21                                                           1,593,729
    3,489,739         Laureate Education, Inc., Series 2024 Term Loan, 5.74%
                      (LIBOR + 450 bps), 4/26/24                                                  3,510,824
    3,357,500         McGraw-Hill Global Education Holdings LLC, First Lien Term B
                      Loan, 5.24% (LIBOR + 400 bps), 5/4/22                                       3,343,862
                                                                                          -----------------
                                                                                          $      13,019,893
-----------------------------------------------------------------------------------------------------------
                      Hotels, Resorts & Cruise Lines -- 0.7%
    2,084,250         Four Seasons Holdings, Inc., First Lien Term Loan, 3.74%
                      (LIBOR + 250 bps), 11/30/23                                         $       2,100,859
    1,098,189         Hilton Worldwide Finance LLC, Series B-2 Term Loan, 3.24%
                      (LIBOR + 200 bps), 10/25/23                                                 1,105,945
    2,420,013         Sabre GLBL, Inc. (fka Sabre, Inc.), 2017 B-1 Incremental
                      Term Loan, 3.49% (LIBOR + 225 bps), 2/22/24                                 2,434,383
                                                                                          -----------------
                                                                                          $       5,641,187
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Leisure Facilities -- 0.7%
    1,568,000         Cedar Fair LP, US Term B Loan, 3.49% (LIBOR + 225 bps),
                      4/13/24                                                             $       1,582,308
    1,686,619         Fitness International LLC, Term B Loan, 4.74% (LIBOR +
                      350 bps), 7/1/20                                                            1,704,539
    1,508,885         Life Time Fitness, Inc., 2017 Refinancing Term Loan, 4.32%
                      (LIBOR + 300 bps), 6/10/22                                                  1,515,800
    1,457,976         Six Flags Theme Parks, Inc., Tranche B Term Loan, 3.24%
                      (LIBOR + 200 bps/PRIME + 100 bps), 6/30/22                                  1,470,050
                                                                                          -----------------
                                                                                          $       6,272,697
-----------------------------------------------------------------------------------------------------------
                      Restaurants -- 0.6%
    3,397,029         1011778 BC Unlimited Liability Co. (New Red Finance,
                      Inc.) (aka Burger King/Tim Hortons), Term B-3 Loan,
                      3.53% (LIBOR + 225 bps), 2/16/24                                    $       3,401,982
    1,386,035         KFC Holding Co., Term B Loan, 3.24% (LIBOR + 200 bps),
                      6/16/23                                                                     1,395,440
      748,125         NPC International, Inc., First Lien Initial Term Loan, 4.74%
                      (LIBOR + 350 bps), 4/19/24                                                    753,736
                                                                                          -----------------
                                                                                          $       5,551,158
-----------------------------------------------------------------------------------------------------------
                      Specialized Consumer Services -- 1.4%
    1,582,118         Allied Universal Holdco LLC (fka USAGM Holdco LLC), First
                      Lien Initial Term Loan, 5.08% (LIBOR + 375 bps), 7/28/22            $       1,579,010
    2,580,749         Creative Artists Agency LLC, Refinancing Term Loan, 4.74%
                      (LIBOR + 350 bps), 2/15/24                                                  2,606,959
    1,864,486         Genex Holdings, Inc., First Lien Term B Loan, 5.49%
                      (LIBOR + 425 bps), 5/28/21                                                  1,853,998
    2,653,446         KUEHG Corp. (fka KC MergerSub, Inc.), Term B-2 Loan,
                      5.08% (LIBOR + 375 bps), 8/12/22                                            2,665,386
    2,824,077         Prime Security Services Borrower LLC, First Lien 2016-2
                      Refinancing Term B-1 Loan, 3.99% (LIBOR + 275 bps), 5/2/22                  2,852,318
      902,249         Weight Watchers International, Inc., Initial Tranche B-2 Term
                      Loan, 4.56% (LIBOR + 325 bps), 4/2/20                                         895,708
                                                                                          -----------------
                                                                                          $      12,453,379
                                                                                          -----------------
                      Total Consumer Services                                             $      55,825,375
-----------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS -- 3.2%
                      Asset Management & Custody Banks -- 0.3%
    1,849,613         Baring Private Equity Asia VI Holdings, Ltd., First Lien Initial
                      Dollar Term Loan, 4.99% (LIBOR + 375 bps), 10/26/22                 $       1,849,613
    1,000,000         FinCo I LLC (aka Fortress Investment Group), Initial Term
                      Loan, 2.75% (LIBOR + 275 bps), 7/14/22                                      1,014,479
                                                                                          -----------------
                                                                                          $       2,864,092
-----------------------------------------------------------------------------------------------------------
                      Diversified Capital Markets -- 0.4%
      897,750         Avolon TLB Borrower 1 (US) LLC, Initial Term B-2 Loan,
                      3.49% (LIBOR + 225 bps), 3/21/22                                    $         905,093
    1,457,960         Freedom Mortgage Corp., Initial Term Loan, 6.96% (LIBOR +
                      550 bps), 2/23/22                                                           1,487,119

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 29

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Diversified Capital Markets (continued)
      997,500         NAB Holdings LLC, Initial Term Loan, 4.83% (LIBOR +
                      350 bps), 7/1/24                                                    $       1,004,981
                                                                                          -----------------
                                                                                          $       3,397,193
-----------------------------------------------------------------------------------------------------------
                      Investment Banking & Brokerage -- 0.5%
      762,752         Duff & Phelps Corp., Restatement Term Loan, 4.61%
                      (LIBOR + 325 bps), 10/12/24                                         $         771,428
    1,973,798         Guggenheim Partners Investment Management Holdings LLC,
                      Term B Loan, 3.99% (LIBOR + 275 bps), 7/21/23                               1,989,096
    1,795,000         LPL Holdings, Inc., Tranche B Term Loan, 3.65% (LIBOR +
                      225 bps), 9/23/24                                                           1,802,011
                                                                                          -----------------
                                                                                          $       4,562,535
-----------------------------------------------------------------------------------------------------------
                      Other Diversified Financial Services -- 1.1%
      519,032         4L Technologies, Inc. (fka Clover Holdings, Inc.), Term Loan,
                      5.74% (LIBOR + 450 bps), 5/8/20                                     $         373,271
    1,000,000         Commonwealth of The Bahamas, First Lien Term Loan,
                      5.27% (LIBOR + 375 bps), 9/30/19                                            1,000,000
      673,724         Delos Finance S.a.r.l., New Term Loan, 3.33% (LIBOR +
                      200 bps), 10/6/23                                                             679,619
    4,637,610         Fly Funding II S.a r.l., Term Loan, 3.56% (LIBOR + 225 bps),
                      2/9/23                                                                      4,660,798
    2,441,625         Livingston International, Inc., First Lien Initial Term B-1 Loan,
                      5.58% (LIBOR + 425 bps), 4/18/19                                            2,343,960
                                                                                          -----------------
                                                                                          $       9,057,648
-----------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.9%
    1,477,273         DBRS, Ltd., Initial Term Loan, 6.57% (LIBOR + 525 bps),
                      3/4/22                                                              $       1,480,966
    1,995,000         Parfums Holding Co., Inc., First Lien Initial Term Loan,
                      6.08% (LIBOR + 475 bps), 6/30/24                                            2,018,068
    1,745,625         Peraton Corp. (fka MHVC Acquisition Corp.), First Lien Initial
                      Term Loan, 6.5% (LIBOR + 525 bps), 4/29/24                                  1,758,717
    2,286,182         Trans Union LLC, 2017 Replacement Term B-3 Loan, 3.24%
                      (LIBOR + 200 bps), 4/10/23                                                  2,295,327
                                                                                          -----------------
                                                                                          $       7,553,078
                                                                                          -----------------
                      Total Diversified Financials                                        $      27,434,546
-----------------------------------------------------------------------------------------------------------
                      ENERGY -- 1.4%
                      Oil & Gas Drilling -- 0.3%
    1,000,000         Gavilan Resources LLC, Second Lien Initial Term Loan,
                      7.24% (LIBOR + 600 bps), 3/1/24                                     $         975,000
    1,650,000(i)      Traverse Midstream Partners LLC, Advance Term Loan,
                      9/27/24                                                                     1,677,019
                                                                                          -----------------
                                                                                          $       2,652,019
-----------------------------------------------------------------------------------------------------------
                      Oil & Gas Equipment & Services -- 0.1%
    1,636,250         FR Dixie Acquisition Corp., Term Loan, 6.07% (LIBOR +
                      475 bps), 12/18/20                                                  $       1,006,294
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                             Value
-----------------------------------------------------------------------------------------------------------
                      Oil & Gas Exploration & Production -- 0.4%
      750,000         California Resources Corp., Term Loan, 11.61% (LIBOR +
                      1,038 bps), 12/31/21                                                $         805,000
    2,200,000         Chesapeake Energy Corp., Term Loan Class A, 8.81%
                      (LIBOR + 750 bps), 8/23/21                                                  2,368,850
      598,750         MEG Energy Corp., Initial Term Loan, 4.83% (LIBOR +
                      350 bps), 12/31/23                                                            601,636
                                                                                          -----------------
                                                                                          $       3,775,486
-----------------------------------------------------------------------------------------------------------
                      Oil & Gas Storage & Transportation -- 0.6%
    1,857,896         Energy Transfer EquityLP, Refinanced Loan, 3.24%
                      (LIBOR + 200 bps), 2/2/24                                           $       1,856,880
    2,198,332         Gulf Finance LLC, Tranche B Term Loan, 6.59% (LIBOR +
                      525 bps), 8/25/23                                                           2,135,130
      698,250         Summit Midstream Partners Holdings LLC, Term Loan
                      Credit Facility, 7.24% (LIBOR + 600 bps), 5/13/22                             712,215
                                                                                          -----------------
                                                                                          $       4,704,225
                                                                                          -----------------
                      Total Energy                                                        $      12,138,024
-----------------------------------------------------------------------------------------------------------
                      FOOD & STAPLES RETAILING -- 1.1%
                      Drug Retail -- 0.1%
    1,173,404         Hearthside Group Holdings LLC, 2017 Replacement Term
                      Loan, 4.24% (LIBOR + 300 bps), 6/2/21                               $       1,181,105
-----------------------------------------------------------------------------------------------------------
                      Food Distributors -- 0.2%
    1,776,076         CSM Bakery Solutions, Ltd., First Lien Term Loan, 5.34%
                      (LIBOR + 400 bps), 7/3/20                                           $       1,747,955
-----------------------------------------------------------------------------------------------------------
                      Food Retail -- 0.8%
    3,024,198         Albertson's LLC, 2017-1 Term B-6 Loan, 4.32% (LIBOR +
                      300 bps), 6/22/23                                                   $       2,936,173
      995,006         Albertson's LLC, 2017-1 Term B-6 Loan, 4.33% (LIBOR +
                      300 bps), 12/21/22                                                            967,022
    1,551,090         Packers Holdings LLC, Initial Term Loan, 4.73% (LIBOR +
                      350 bps), 12/2/21                                                           1,570,479
      485,063         Supervalu, Inc., Delayed Draw Term Loan, 4.74% (LIBOR +
                      350 bps), 6/8/24                                                              471,238
      808,438         Supervalu, Inc., Initial Term Loan, 4.74% (LIBOR +
                      350 bps), 6/8/24                                                              785,397
                                                                                          -----------------
                                                                                          $       6,730,309
                                                                                          -----------------
                      Total Food & Staples Retailing                                      $       9,659,369
-----------------------------------------------------------------------------------------------------------
                      FOOD, BEVERAGE & TOBACCO -- 2.8%
                      Agricultural Products -- 0.2%
    1,791,667         Darling Ingredients, Inc. (fka Darling International, Inc.),
                      Term B USD Loan, 3.8% (LIBOR + 250 bps/PRIME +
                      150 bps), 1/6/21                                                    $       1,815,720
-----------------------------------------------------------------------------------------------------------
                      Distillers & Vintners -- 0.1%
      496,250         Arterra Wines Canada, Inc. (fka 9941762 Canada, Inc.), First
                      Lien Dollar Replacement Term Loan, 4.04% (LIBOR +
                      275 bps), 12/15/23                                                  $         500,282
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 31

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Packaged Foods & Meats -- 2.4%
      742,500         Amplify Snack Brands, Inc., Term Loan, 6.74% (LIBOR +
                      550 bps), 9/2/23                                                    $         739,097
    2,374,815         Chobani LLC, First Lien New Term Loan, 4.74% (LIBOR +
                      350 bps), 10/10/23                                                          2,406,478
    2,253,639         CTI Foods Holding Co., LLC, First Lien Term Loan, 4.75%
                      (LIBOR + 350 bps), 6/29/20                                                  2,033,910
    1,725,698         Dole Food Co., Inc., Tranche B Term Loan, 4.01% (LIBOR +
                      275 bps/PRIME + 175 bps), 4/6/24                                            1,735,524
    2,185,000         Give and Go Prepared Foods Corp., First Lien 2017 Term
                      Loan, 5.56% (LIBOR + 425 bps), 7/29/23                                      2,214,362
    2,231,543         JBS USA Lux SA (fka JBS USA LLC), Initial Term Loan,
                      3.74% (LIBOR + 250 bps), 10/30/22                                           2,199,464
    3,462,336         Pinnacle Foods Finance LLC, Initial Term Loan, 3.23%
                      (LIBOR + 200 bps), 2/2/24                                                   3,483,328
    4,389,000         Post Holdings, Inc., Series A, Incremental Term Loan,
                      3.49% (LIBOR + 225 bps), 5/24/24                                            4,413,416
    1,526,070         Shearer's Foods LLC, First Lien Term Loan, 5.27%
                      (LIBOR + 394 bps), 6/30/21                                                  1,524,163
                                                                                          -----------------
                                                                                          $      20,749,742
-----------------------------------------------------------------------------------------------------------
                      Soft Drinks -- 0.1%
    1,000,000(i)      Refresco Holding BV, Term Loan B, 9/27/24                           $       1,007,500
                                                                                          -----------------
                      Total Food, Beverage & Tobacco                                      $      24,073,244
-----------------------------------------------------------------------------------------------------------
                      HEALTH CARE EQUIPMENT & SERVICES -- 8.1%
                      Health Care Distributors -- 0.1%
    1,000,000(i)      PharMerica Corp., First Lien Term Loan, 9/26/24                     $       1,006,875
-----------------------------------------------------------------------------------------------------------
                      Health Care Equipment -- 0.1%
      597,000         Cidron Healthcare, Ltd. (aka ConvaTec, Inc.), Term B Loan,
                      3.58% (LIBOR + 225 bps), 10/25/23                                   $         599,985
-----------------------------------------------------------------------------------------------------------
                      Health Care Facilities -- 2.6%
    2,411,511         Acadia Healthcare Co., Inc., Tranche B-2 Term Loan,
                      3.99% (LIBOR + 275 bps), 2/16/23                                    $       2,430,099
    2,374,470         ATI Holdings Acquisition, Inc., First Lien Initial Term Loan,
                      4.85% (LIBOR + 350 bps), 5/10/23                                            2,406,378
      330,131         CHS/Community Health Systems, Inc., Incremental 2019
                      Term G Loan, 4.07% (LIBOR + 275 bps), 12/31/19                                324,973
    1,763,544         CHS/Community Health Systems, Inc., Incremental 2021
                      Term H Loan, 4.32% (LIBOR + 300 bps), 1/27/21                               1,710,794
    2,773,345         Concentra, Inc., First Lien Tranche B Term Loan, 4.32%
                      (LIBOR + 300 bps/PRIME + 200 bps), 6/1/22                                   2,775,861
      279,432         HCA, Inc., Tranche B-8 Term Loan, 3.49% (LIBOR +
                      225 bps), 2/15/24                                                             281,593
    3,322,951         Kindred Healthcare, Inc., New Term Loan, 4.88%
                      (LIBOR + 350 bps), 4/9/21                                                   3,338,875

The accompanying notes are an integral part of these financial statements.

32 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Health Care Facilities (continued)
    3,403,585         NVA Holdings, Inc., First Lien Term B-2 Loan, 4.83%
                      (LIBOR + 350 bps), 8/14/21                                          $       3,439,218
    1,861,979         Quorum Health Corp., Term Loan, 8.07% (LIBOR +
                      675 bps), 4/29/22                                                           1,879,435
    1,718,667         Select Medical Corp., Tranche B Term Loan, 4.85%
                      (LIBOR + 350 bps/PRIME + 250 bps), 3/1/21                                   1,739,334
    2,071,440         Vizient, Inc., Term B-3 Loan, 4.74% (LIBOR + 350 bps),
                      2/13/23                                                                     2,088,270
                                                                                          -----------------
                                                                                          $      22,414,830
-----------------------------------------------------------------------------------------------------------
                      Health Care Services -- 3.4%
      866,648         Aegis Toxicology Sciences Corp., First Lien Initial Term
                      Loan, 5.83% (LIBOR + 450 bps), 2/24/21                              $         863,760
      900,000         Alliance HealthCare Services, Inc., First Lien Initial Term
                      Loan, 5.88% (LIBOR + 450 bps), 10/24/23                                       903,375
      500,000(i)      Alliance HealthCare Services, Inc., Second Lien Initial Term
                      Loan, 4/19/24                                                                 492,500
      382,738         Ardent Legacy Acquisitions, Inc. (Ardent Mergeco LLC),
                      Term Loan, 6.83% (LIBOR + 550 bps), 8/4/21                                    384,652
    2,125,028         DaVita, Inc. (fka DaVita HealthCare Partners, Inc.), Tranche B
                      Term Loan, 3.99% (LIBOR + 275 bps), 6/24/21                                 2,145,702
    4,263,355         Envision Healthcare Corp. (fka Emergency Medical
                      Services Corp.), Initial Term Loan, 4.25% (LIBOR +
                      300 bps), 12/1/23                                                           4,288,223
    2,379,772         ExamWorks Group, Inc. (fka Gold Merger Co., Inc.), Term B-1
                      Loan, 4.49% (LIBOR + 325 bps), 7/27/23                                      2,399,107
    1,584,030         Genoa, a QoL Healthcare Co., LLC, First Lien Amendment
                      No. 1 Term Loan, 4.49% (LIBOR + 325 bps), 10/30/23                          1,598,137
      820,959         GHX Ultimate Parent Corp., First Lien Initial Term Loan,
                      4.58% (LIBOR + 325 bps), 6/28/24                                              829,169
    2,644,966         HC Group Holdings III, Inc., First Lien Initial Term Loan,
                      6.32% (LIBOR + 500 bps), 4/7/22                                             2,682,987
    1,874,454         Jaguar Holding Co. I LLC (fka Jaguar Holding Co. I), 2017
                      Term Loan, 4.04% (LIBOR + 275 bps), 8/18/22                                 1,887,127
      979,814         MPH Acquisition Holdings LLC, Initial Term Loan, 4.33%
                      (LIBOR + 300 bps), 6/7/23                                                     988,510
    2,562,075         National Mentor Holdings, Inc., Tranche B Term Loan,
                      4.33% (LIBOR + 300 bps), 1/31/21                                            2,588,095
    1,681,721         nThrive, Inc. (fka Precyse Acquisition Corp.), Additional
                      Term B-2 Loan, 5.74% (LIBOR + 450 bps), 10/20/22                            1,693,545
    2,985,000         Team Health Holdings, Inc., Initial Term Loan, 3.99%
                      (LIBOR + 275 bps), 2/6/24                                                   2,960,126
    2,899,362         US Renal Care, Inc., First Lien Initial Term Loan, 5.58%
                      (LIBOR + 425 bps), 12/30/22                                                 2,810,570
                                                                                          -----------------
                                                                                          $      29,515,585
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 33

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Health Care Supplies -- 1.0%
    1,529,140         Greatbatch, Ltd., New Term B Loan, 4.74% (LIBOR +
                      350 bps), 10/27/22                                                  $       1,533,346
    2,915,058         Halyard Health, Inc., Term Loan, 3.99% (LIBOR +
                      275 bps), 11/1/21                                                           2,951,496
    1,551,113         Kinetic Concepts, Inc., Dollar Term Loan, 4.58% (LIBOR +
                      325 bps), 2/2/24                                                            1,551,435
    3,064,144         Sterigenics-Nordion Holdings LLC, Incremental Term Loan,
                      4.24% (LIBOR + 300 bps), 5/15/22                                            3,075,635
                                                                                          -----------------
                                                                                          $       9,111,912
-----------------------------------------------------------------------------------------------------------
                      Health Care Technology -- 0.6%
    3,076,324         Change Healthcare Holdings, Inc. (fka Emdeon, Inc.),
                      Closing Date Term Loan, 3.99% (LIBOR + 275 bps), 3/1/24             $       3,096,406
    1,616,307         Press Ganey Holdings, Inc., Replacement Term Loan,
                      4.24% (LIBOR + 300 bps), 10/23/23                                           1,628,430
      700,760         Quintiles IMS, Inc., Term B-1 Dollar Loan, 3.33% (LIBOR +
                      200 bps), 3/7/24                                                              705,870
                                                                                          -----------------
                                                                                          $       5,430,706
-----------------------------------------------------------------------------------------------------------
                      Managed Health Care -- 0.3%
      201,609(j)      MMM Holdings, Inc., MMM Term Loan, 10.25% (LIBOR +
                      875 bps), 6/30/19                                                   $         197,577
      146,569(j)      MSO of Puerto Rico, Inc., MSO Term Loan, 10.25%
                      (LIBOR + 875 bps), 6/30/19                                                    143,637
    1,975,000         Prospect Medical Holdings, Inc., Term Loan, 7.5%
                      (LIBOR + 600 bps), 6/30/22                                                  2,003,391
                                                                                          -----------------
                                                                                          $       2,344,605
                                                                                          -----------------
                      Total Health Care Equipment & Services                              $      70,424,498
-----------------------------------------------------------------------------------------------------------
                      HOUSEHOLD & PERSONAL PRODUCTS -- 1.6%
                      Household Products -- 0.8%
    2,525,000         Alphabet Holding Co., Inc. (aka Nature's Bounty), First Lien
                      Initial Term Loan, 4.83% (LIBOR + 350 bps), 9/26/24                 $       2,474,106
      488,750         Energizer Holdings, Inc., Term Loan, 3.25% (LIBOR +
                      200 bps), 6/30/22                                                             491,499
    2,018,928         Spectrum Brands, Inc., 2017 Refinanced USD Term Loan,
                      3.29% (LIBOR + 200 bps), 6/23/22                                            2,034,954
    2,294,250         WKI Holding Co., Inc., Initial Term Loan, 5.31% (LIBOR +
                      400 bps), 5/1/24                                                            2,314,325
                                                                                          -----------------
                                                                                          $       7,314,884
-----------------------------------------------------------------------------------------------------------
                      Personal Products -- 0.8%
    1,213,165         Atrium Innovations, Inc., First Lien Initial Tranche B-1 Term
                      Loan, 4.83% (LIBOR + 350 bps), 2/15/21                              $       1,218,220
      453,084         Party City Holdings, Inc., 2016 Replacement Term Loan,
                      4.43% (LIBOR + 300 bps), 8/19/22                                              454,784
    3,310,456         Revlon Consumer Products Corp., Initial Term Loan B,
                      4.74% (LIBOR + 350 bps), 9/7/23                                             2,869,751


The accompanying notes are an integral part of these financial statements.

34 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Personal Products (continued)
    2,493,750         Twist Beauty International Holdings SA, Facility B, 5.16%
                      (LIBOR + 375 bps), 4/22/24                                          $       2,495,309
                                                                                          -----------------
                                                                                          $       7,038,064
                                                                                          -----------------
                      Total Household & Personal Products                                 $      14,352,948
-----------------------------------------------------------------------------------------------------------
                      INSURANCE -- 1.6%
                      Insurance Brokers -- 0.2%
    1,546,149         NFP Corp., Term B Loan, 4.74% (LIBOR + 350 bps), 1/8/24             $       1,562,439
-----------------------------------------------------------------------------------------------------------
                      Life & Health Insurance -- 0.2%
    2,076,324         Integro Parent, Inc., First Lien Initial Term Loan, 7.11%
                      (LIBOR + 575 bps), 10/31/22                                         $       2,076,324
-----------------------------------------------------------------------------------------------------------
                      Multi-line Insurance -- 0.2%
    1,795,934         Alliant Holdings I LLC, Initial Term Loan, 4.49% (LIBOR +
                      325 bps), 8/12/22                                                   $       1,810,532
-----------------------------------------------------------------------------------------------------------
                      Property & Casualty Insurance -- 1.0%
    3,234,872         Acrisure LLC, First Lien Term B Loan, 6.27% (LIBOR +
                      500 bps), 11/22/23                                                  $       3,259,134
      794,000         AmWINS Group, Inc., First Lien Term Loan, 3.99% (LIBOR +
                      275 bps), 1/25/24                                                             797,639
    2,309,390         Confie Seguros Holding II Co., Term B Loan, 6.99% (LIBOR +
                      575 bps), 4/19/22                                                           2,289,760
      400,000(i)      USI Holdings Corp., Term Loan B, 5/16/24                                      399,750
    1,500,000         USI, Inc. (fka Compass Investors, Inc.), Initial Term Loan,
                      4.31% (LIBOR + 300 bps), 5/16/24                                            1,503,562
                                                                                          -----------------
                                                                                          $       8,249,845
                                                                                          -----------------
                      Total Insurance                                                     $      13,699,140
-----------------------------------------------------------------------------------------------------------
                      MATERIALS -- 8.7%
                      Construction Materials -- 1.4%
    1,570,000         84 Lumber Co., Initial Term Loan, 6.99% (LIBOR +
                      575 bps), 10/25/23                                                  $       1,589,952
    1,958,244         American Bath Group LLC, First Lien Replacement Term
                      Loan, 6.58% (LIBOR + 525 bps), 9/30/23                                      1,975,134
    2,254,307         American Builders & Contractors Supply Co., Inc., Additional
                      Term B-1 Loan,, 3.74% (LIBOR + 250 bps), 10/31/23                           2,270,274
      498,750         Associated Asphalt Partners LLC, Tranche B Term Loan,
                      6.49% (LIBOR + 525 bps), 4/5/24                                               490,957
      459,879         CeramTec Service GmbH (CeramTec Acquisition Corp.),
                      Dollar Term B-3 Loan, 4.07% (LIBOR + 275 bps), 8/30/20                        460,311
    1,516,345         CeramTec Service GmbH (CeramTec Acquisition Corp.), Initial
                      Dollar Term B-1 Loan, 4.07% (LIBOR + 275 bps), 8/30/20                      1,517,767
      188,352         CeramTec Service GmbH (CeramTec Acquisition Corp.), Initial
                      Dollar Term B-2 Loan, 4.07% (LIBOR + 275 bps), 8/30/20                        188,528
    2,000,000         HD Supply Waterworks, Ltd., Initial Term Loan, 4.46%
                      (LIBOR + 300 bps), 8/1/24                                                   2,019,584

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 35

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Construction Materials (continued)
    1,561,088         Penn Engineering & Manufacturing Corp., Tranche B Term
                      Loan, 3.99% (LIBOR + 275 bps), 6/27/24                              $       1,570,844
                                                                                          -----------------
                                                                                          $      12,083,351
-----------------------------------------------------------------------------------------------------------
                      Diversified Chemicals -- 1.5%
      500,000(i)      Avantor Performance Materials Holdings, Inc., Cov-Lite Term
                      Loan, 9/20/24                                                       $         501,797
    1,720,614         Azelis Finance SA (Azelis US Holdings, Inc.), First Lien Dollar
                      Term Loan, 5.58% (LIBOR + 425 bps), 12/16/22                                1,737,821
      997,660         Chemours Co., Tranche B-1 US Dollar Term Loan, 3.75%
                      (LIBOR + 250 bps), 5/12/22                                                  1,008,573
      992,500         Ineos US Finance LLC, New 2024 Dollar Term Loan, 3.94%
                      (LIBOR + 275 bps), 4/1/24                                                     996,842
    1,000,000(i)      Ineos US Finance LLC, Term Loan B, 3/31/24                                  1,002,917
      837,108         Orion Engineered Carbons GmbH (OEC Finance US LLC),
                      Initial Dollar Term Loan, 3.83% (LIBOR + 250 bps), 7/25/21                    844,432
      192,405(i)      Orion Engineered Carbons GmbH, Term Loan, 7/25/24                             193,608
    1,400,965         Plaskolite LLC, First Lien Term Loan, 5.33% (LIBOR +
                      400 bps), 11/3/22                                                           1,404,468
    2,586,312         Tata Chemicals North America, Term Loan, 4.13% (LIBOR +
                      275 bps), 8/7/20                                                            2,594,329
      755,814         Tronox Limited, First Lien Blocked Dollar Term Loan, 4.32%
                      (LIBOR + 300 bps), 9/23/24                                                    760,892
    1,744,186         Tronox Limited, First Lien Initial Dollar Term Loan, 4.32%
                      (LIBOR + 300 bps), 9/23/24                                                  1,755,905
                                                                                          -----------------
                                                                                          $      12,801,584
-----------------------------------------------------------------------------------------------------------
                      Diversified Metals & Mining -- 0.9%
    2,524,252         Global Brass and Copper, Inc., Initial Term Loan, 4.5%
                      (LIBOR + 325 bps), 7/18/23                                          $       2,558,960
    2,007,987         Oxbow Carbon LLC (Oxbow Calcining LLC), Tranche B Term
                      Loan, 4.74% (LIBOR + 350 bps), 1/17/20                                      2,035,597
    2,908,694         US Silica Co., Term Loan, 4.38% (LIBOR + 300 bps), 7/23/20                  2,917,783
                                                                                          -----------------
                                                                                          $       7,512,340
-----------------------------------------------------------------------------------------------------------
                      Fertilizers & Agricultural Chemicals -- 0.1%
      977,500         Methanol Holdings (Trinidad), Ltd. (Methanol Holdings
                      (Delaware) LLC), Initial Term Loan, 4.74% (LIBOR +
                      350 bps), 6/30/22                                                   $         983,304
-----------------------------------------------------------------------------------------------------------
                      Forest Products -- 0.2%
    2,108,750         Expera Specialty Solutions LLC, Term B Loan Commitment,
                      5.49% (LIBOR + 425 bps), 11/3/23                                    $       2,127,202
-----------------------------------------------------------------------------------------------------------
                      Metal & Glass Containers -- 0.8%
    1,277,005         BWay Holding Co., Initial Term Loan, 4.6% (LIBOR +
                      325 bps), 4/3/24                                                    $       1,282,364
    1,500,000         Consolidated Container Co., LLC, First Lien Initial Term
                      Loan, 4.74% (LIBOR + 350 bps), 5/22/24                                      1,512,422

The accompanying notes are an integral part of these financial statements.

36 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Metal & Glass Containers (continued)
    2,384,936         Coveris Holdings SA (fka Exopack Holdings SA), USD
                      Term B-1 Loan, 5.58% (LIBOR + 425 bps), 6/29/22                     $       2,385,683
    1,950,000(i)      Trident TPI Holdings, Inc., Tranche B-1 Term Loan, 10/17/24                 1,966,249
                                                                                          -----------------
                                                                                          $       7,146,718
-----------------------------------------------------------------------------------------------------------
                      Paper Packaging -- 0.7%
    1,859,876         Berry Global, Inc. (fka Berry Plastics Corp.), Term M Loan,
                      3.49% (LIBOR + 225 bps), 10/1/22                                    $       1,868,013
      497,500         Berry Global, Inc. (fka Berry Plastics Corp.), Term N Loan,
                      3.49% (LIBOR + 225 bps), 1/19/24                                              499,366
    1,525,685         Caraustar Industries, Inc., Refinancing Term Loan, 6.83%
                      (LIBOR + 550 bps), 3/14/22                                                  1,540,305
    1,500,000(i)      Plastipak Holdings, Inc., Tranche B Term Loan, 10/14/24                     1,512,813
      708,218         Signode Industrial Group Lux SA, Initial Term B Loan,
                      4.04% (LIBOR + 275 bps), 5/1/21                                               715,300
                                                                                          -----------------
                                                                                          $       6,135,797
-----------------------------------------------------------------------------------------------------------
                      Paper Products -- 0.2%
    1,650,682         Ranpak Corp., Tranche B-1 USD Term Loan, 4.49%
                      (LIBOR + 325 bps), 10/1/21                                          $       1,655,841
-----------------------------------------------------------------------------------------------------------
                      Specialty Chemicals -- 2.4%
    2,428,293         Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                      Tranche B-2 Term Loan, 4.57% (LIBOR + 325 bps), 9/13/23             $       2,440,435
    1,829,452         Allnex (Luxembourg) & Cy SCA (fka AI Chem & Cy SCA),
                      Tranche B-3 Term Loan, 4.57% (LIBOR + 325 bps), 9/13/23                     1,838,599
    1,820,438         Ashland LLC, Term B Loan, 3.29% (LIBOR + 200 bps),
                      5/17/24                                                                     1,833,332
    2,232,727         Axalta Coating Systems Dutch Holding B BV (Axalta Coating
                      Systems US Holdings, Inc.), Term B-2 Dollar Loan, 3.33%
                      (LIBOR + 200 bps), 6/1/24                                                   2,247,613
      165,897         Ferro Corp., US Dollar Term Loan, 3.74% (LIBOR + 250 bps),
                      2/14/24                                                                       166,960
      350,000(i)      H.B. Fuller Co., Commitment Term Loan, 10/20/24                               352,437
    3,393,675         MacDermid, Inc. (Platform Specialty Products Corp.),
                      Tranche B-6 Term Loan, 4.24% (LIBOR + 300 bps), 6/7/23                      3,416,741
    2,927,793         Omnova Solutions, Inc., Term B-2 Loan, 5.49% (LIBOR +
                      425 bps), 8/25/23                                                           2,960,731
    1,090,129         Polyone Corp., Term B-3 Loan, 3.24% (LIBOR + 200 bps),
                      11/11/22                                                                    1,098,305
    1,875,008         PQ Corp., Second Amendment Tranche B-1 Term Loan,
                      4.63% (LIBOR + 325 bps), 11/4/22                                            1,898,612
    1,307,261         Versum Materials, Inc. (fka Versum Materials LLC), Term
                      Loan, 3.33% (LIBOR + 200 bps), 9/29/23                                      1,315,636
      870,937         W.R. Grace & Co.,-CONN, US Term Loan, 3.31% (LIBOR +
                      200 bps), 2/3/21                                                              875,501
                                                                                          -----------------
                                                                                          $      20,444,902
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 37

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Steel -- 0.5%
      800,000         Big River Steel LLC, Closing Date Term Loan, 6.33%
                      (LIBOR + 500 bps), 8/23/23                                          $         818,000
    3,700,797         Zekelman Industries, Inc. (fka JMC Steel Group, Inc.), Term
                      Loan, 4.07% (LIBOR + 275 bps), 6/14/21                                      3,725,248
                                                                                          -----------------
                                                                                          $       4,543,248
                                                                                          -----------------
                      Total Materials                                                     $      75,434,287
-----------------------------------------------------------------------------------------------------------
                      MEDIA -- 8.2%
                      Advertising -- 0.7%
     2,331,535        CB Poly Investments LLC, First Lien Closing Date Term Loan,
                      5.99% (LIBOR + 475 bps), 8/16/23                                    $       2,347,564
     1,865,702        Outfront Media Capital LLC (Outfront Media Capital Corp.),
                      Term Loan, 3.49% (LIBOR + 225 bps), 3/18/24                                 1,881,527
    2,000,000(i)      Red Ventures LLC, Term Loan, 10/18/24                                       1,988,750
                                                                                          -----------------
                                                                                          $       6,217,841
-----------------------------------------------------------------------------------------------------------
                      Broadcasting -- 3.2%
      980,206         A-L Parent LLC (aka Learfield Communications), First Lien
                      Initial Term Loan, 4.5% (LIBOR + 325 bps), 12/1/23                  $         988,782
    1,630,189         Beasley Mezzanine Holdings LLC, Initial Term Loan, 7.24%
                      (LIBOR + 600 bps), 11/1/23                                                  1,650,905
    1,728,959         CBS Radio, Inc., Term B Loan, 4.74% (LIBOR + 350 bps),
                      10/17/23                                                                    1,744,628
      930,000(i)      CBS Radio, Inc., Term B-1 Loan, 10/17/23                                      937,673
    1,117,350         Checkout Holding Corp., First Lien Term B Loan, 4.74%
                      (LIBOR + 350 bps), 4/9/21                                                     928,527
    1,791,000         CSC Holdings LLC (fka CSC Holdings, Inc. (Cablevision)),
                      March 2017 Refinancing Term Loan, 3.49% (LIBOR +
                      225 bps), 7/17/25                                                           1,788,749
    1,000,000(i)      E.W. Scripps Co., 2017 Term Loan, 10/2/24                                   1,008,125
    1,854,222         Entercom Radio LLC, Term B Loan, 4.73% (LIBOR +
                      350 bps), 11/1/23                                                           1,862,334
    1,488,750         Gray Television, Inc., Term B-2 Loan, 3.74% (LIBOR +
                      250 bps), 2/7/24                                                            1,502,043
    1,441,000         Hubbard Radio LLC, Term Loan, 4.5% (LIBOR +
                      325 bps), 5/27/22                                                           1,444,602
     140,463          Mission Broadcasting, Inc., Term B-2 Loan, 3.74% (LIBOR +
                      250 bps), 1/17/24                                                             141,415
    1,118,746         Nexstar Broadcasting, Inc., Term B-2 Loan, 3.74% (LIBOR +
                      250 bps), 1/17/24                                                           1,126,330
    1,735,031         Nielsen Finance LLC (VNU, Inc.), Class B-4 Term Loan, 3.24%
                      (LIBOR + 200 bps), 10/4/23                                                  1,744,890
    2,432,248         Quebecor Media, Inc., Facility B-1 Tranche, 3.57% (LIBOR +
                      225 bps), 8/17/20                                                           2,443,650
    1,575,000(i)      Raycom TV Broadcasting LLC, Tranche B Term Loan, 8/23/24                    1,586,813
      698,948         Sinclair Television Group, Inc., Tranche B Term Loan, 3.5%
                      (LIBOR + 225 bps), 1/3/24                                                     701,569

The accompanying notes are an integral part of these financial statements.

38 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Broadcasting (continued)
    2,060,090         Townsquare Media, Inc., Additional Term B Loan, 4.27%
                      (LIBOR + 300 bps), 4/1/22                                           $       2,068,781
      171,023         Tribune Media Co., Term B Loan, 4.24% (LIBOR +
                      300 bps), 12/27/20                                                            171,807
    2,131,585         Tribune Media Co., Term C Loan, 4.24% (LIBOR +
                      300 bps), 1/26/24                                                           2,141,354
    1,702,114         Univision Communications, Inc., 2017 Replacement Repriced
                      First Lien Term Loan, 3.99% (LIBOR + 275 bps), 3/15/24                      1,696,118
                                                                                          -----------------
                                                                                          $      27,679,095
-----------------------------------------------------------------------------------------------------------
                      Cable & Satellite -- 2.3%
    1,396,500         Cable One, Inc., Incremental Term B-1 Loan, 3.57%
                      (LIBOR + 225 bps), 5/1/24                                           $       1,405,228
    5,681,414         Charter Communications Operating LLC (aka CCO Safari LLC),
                      Term F-1 Loan, 3.25% (LIBOR + 200 bps), 1/3/21                              5,712,582
    1,773,000         Charter Communications Operating LLC (aka CCO Safari LLC),
                      Term I-1 Loan, 3.5% (LIBOR + 225 bps), 1/15/24                              1,787,528
    1,913,109         Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 4.07%
                      (LIBOR + 275 bps), 6/30/19                                                  1,910,917
      953,157         MCC Iowa LLC, Tranche H Term Loan, 3.71% (LIBOR +
                      250 bps), 1/29/21                                                             958,214
    1,469,697         MediArena Acquisition BV (fka AP NMT Acquisition BV), First
                      Lien Dollar Term B Loan, 7.09% (LIBOR + 575 bps), 8/13/21                   1,421,144
      500,000         Telenet Financing USD LLC, Term Loan AI Facility, 3.99%
                      (LIBOR + 275 bps), 6/30/25                                                    502,570
    1,200,000         Unitymedia Hessen GmbH & Co. KG, Facility B, 3.49%
                      (LIBOR + 225 bps), 9/30/25                                                  1,201,166
    2,165,000(i)      UPC Financing Partnership, Facility AR, 1/15/26                             2,174,743
    2,600,000         Ziggo Secured Finance Partnership, Term Loan E Facility,
                      3.74% (LIBOR + 250 bps), 4/15/25                                            2,611,375
                                                                                          -----------------
                                                                                          $      19,685,467
-----------------------------------------------------------------------------------------------------------
                      Movies & Entertainment -- 1.5%
      843,625         AMC Entertainment Holdings, Inc., 2016 Incremental Term
                      Loan, 3.49% (LIBOR + 225 bps), 12/15/23                             $         842,658
    2,088,081         AMC Entertainment, Inc., Initial Term Loan, 3.49% (LIBOR +
                      225 bps), 12/15/22                                                          2,092,182
      792,394         Kasima LLC, Term Loan, 3.83% (LIBOR + 250 bps), 5/17/21                       798,997
      659,063         Lions Gate Entertainment Corp., Term B Loan, 4.24% (LIBOR +
                      300 bps), 12/8/23                                                             664,170
    1,504,838         Live Nation Entertainment, Inc., Term B-3 Loan, 3.5% (LIBOR +
                      225 bps), 10/31/23                                                          1,513,303
    2,007,675         Regal Cinemas Corp., New Term Loan, 3.24% (LIBOR +
                      200 bps), 4/1/22                                                            2,009,488
    1,227,981         Rovi Solutions Corp., Term B Loan, 3.75% (LIBOR +
                      250 bps), 7/2/21                                                            1,235,436
    1,915,000         Seminole Hard Rock Entertainment, Inc., Term Loan, 4.08%
                      (LIBOR + 275 bps), 5/14/20                                                  1,926,570

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 39

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Movies & Entertainment -- (continued)
    2,371,495         WMG Acquisition Corp., Tranche D Term Loan, 3.74%
                      (LIBOR + 250 bps), 11/1/23                                          $       2,385,259
                                                                                          -----------------
                                                                                          $      13,468,063
-----------------------------------------------------------------------------------------------------------
                      Publishing -- 0.5%
    1,862,239         DH Publishing LP, Term B-5 Loan, 3.74% (LIBOR +
                      250 bps), 8/21/23                                                   $       1,872,720
      911,329         Quincy Newspapers, Inc., Term Loan B, 4.53% (LIBOR +
                      325 bps/PRIME + 225 bps), 11/2/22                                             917,594
    1,641,750         Trader Corp., First Lien 2017 Refinancing Term Loan,
                      4.58% (LIBOR + 325 bps), 9/28/23                                            1,641,750
                                                                                          -----------------
                                                                                          $       4,432,064
                                                                                          -----------------
                      Total Media                                                         $      71,482,530
-----------------------------------------------------------------------------------------------------------
                      PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                      SCIENCES -- 3.0%
                      Biotechnology -- 0.6%
    3,398,633         Alkermes, Inc., 2021 Term Loan, 4.07% (LIBOR +
                      275 bps), 9/25/21                                                   $       3,420,939
      984,375         INC Research Holdings, Inc., Initial Term B Loan, 3.49%
                      (LIBOR + 225 bps), 8/1/24                                                     990,630
      845,750         Lantheus Medical Imaging, Inc., Initial Term Loan, 5.74%
                      (LIBOR + 450 bps), 6/30/22                                                    851,829
                                                                                          -----------------
                                                                                          $       5,263,398
-----------------------------------------------------------------------------------------------------------
                      Life Sciences Tools & Services -- 0.4%
    2,066,717         Catalent Pharma Solutions, Inc. (fka Cardinal Health 409, Inc.),
                      Dollar Term Loan, 3.49% (LIBOR + 225 bps), 5/20/24                  $       2,083,693
      997,475         Explorer Holdings, Inc., Initial Term Loan, 5.13% (LIBOR +
                      375 bps), 5/2/23                                                            1,007,450
                                                                                          -----------------
                                                                                          $       3,091,143
-----------------------------------------------------------------------------------------------------------
                      Pharmaceuticals -- 2.0%
    1,353,391         Akorn, Inc., Term Loan, 5.5% (LIBOR + 425 bps), 4/16/21             $       1,366,063
    3,316,688         Endo Luxembourg Finance Company I S.a.r.l., Initial Term
                      Loan, 5.5% (LIBOR + 425 bps), 4/29/24                                       3,363,950
    1,194,000         Grifols Worldwide Operations, Ltd., Tranche B Term Loan,
                      3.45% (LIBOR + 225 bps), 1/31/25                                            1,199,563
    3,016,250         Horizon Pharma, Inc., Term Loan B, 4.5% (LIBOR +
                      325 bps), 3/29/24                                                           3,030,864
    1,502,765         Mallinckrodt International Finance SA, 2017 Term B Loan,
                      4.08% (LIBOR + 275 bps), 9/24/24                                            1,507,774
      500,000(i)      Parexel International Corp., Initial Term Loan, 9/27/24                       505,500
    2,741,868         RPI Finance Trust, Initial Term Loan B-6, 3.33% (LIBOR +
                      200 bps), 3/27/23                                                           2,755,388
    3,786,737         Valeant Pharmaceuticals International, Inc., Series F
                      Tranche B Term Loan, 5.99% (LIBOR + 475 bps), 4/1/22                        3,864,365
                                                                                          -----------------
                                                                                          $      17,593,467
                                                                                          -----------------
                      Total Pharmaceuticals, Biotechnology & Life Sciences                $      25,948,008
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      REAL ESTATE -- 1.3%
                      Diversified REIT -- 0.1%
      792,015         ESH Hospitality, Inc., Repriced Term Loan, 3.74% (LIBOR +
                      250 bps), 8/30/23                                                   $         798,065
-----------------------------------------------------------------------------------------------------------
                      Diversified REITs -- 0.2%
    1,497,500         iStar, Inc. (fka iStar Financial, Inc.), Term Loan, 4.24%
                      (LIBOR + 300 bps), 10/1/21                                          $       1,516,219
-----------------------------------------------------------------------------------------------------------
                      Hotel & Resort REIT -- 0.3%
    2,693,975         MGM Growth Properties Operating Partnership LP, Term B
                      Loan, 3.49% (LIBOR + 225 bps), 4/25/23                              $       2,710,812
-----------------------------------------------------------------------------------------------------------
                      Real Estate Development -- 0.0%+
      450,000(i)      Hanjin International Corp. (aka Wilshire Grand Center),
                      Initial Term Loan, 10/19/20                                         $         452,250
-----------------------------------------------------------------------------------------------------------
                      Retail REIT -- 0.3%
    2,822,330         DTZ US Borrower LLC, First Lien 2015-1 Additional Term
                      Loan, 4.59% (LIBOR + 325 bps), 11/4/21                              $       2,840,410
-----------------------------------------------------------------------------------------------------------
                      Specialized REIT -- 0.4%
    3,252,130         Communications Sales & Leasing, Inc. (CSL Capital LLC),
                      Shortfall Term Loan, 4.24% (LIBOR + 300 bps), 10/24/22              $       3,127,111
                                                                                          -----------------
                      Total Real Estate                                                   $      11,444,867
-----------------------------------------------------------------------------------------------------------
                      RETAILING -- 3.1%
                      Apparel Retail -- 0.2%
      656,682         Hudson's Bay Co., Initial Term Loan, 4.52% (LIBOR +
                      325 bps), 9/30/22                                                   $         641,702
    1,224,283         Men's Wearhouse, Inc., Tranche B Term Loan, 4.77%
                      (LIBOR + 350 bps), 6/18/21                                                  1,217,780
                                                                                          -----------------
                                                                                          $       1,859,482
-----------------------------------------------------------------------------------------------------------
                      Automotive Retail -- 0.6%
      548,724         Avis Budget Car Rental LLC, Tranche B Term Loan, 3.34%
                      (LIBOR + 200 bps), 3/15/22                                          $         547,610
    1,000,000(i)      Belron SA, Term Loan B, 10/25/24                                            1,008,750
    1,543,852         Cooper-Standard Automotive, Inc., Additional Term B-1
                      Loan, 3.58% (LIBOR + 225 bps), 11/2/23                                      1,555,154
    2,273,796         CWGS Group LLC, Term Loan, 4.24% (LIBOR +
                      375 bps), 11/8/23                                                           2,297,007
                                                                                          -----------------
                                                                                          $       5,408,521
-----------------------------------------------------------------------------------------------------------
                      Department Stores -- 0.3%
      900,000         Archroma Finance S.a.r.l., First Lien Facility B2, 5.6%
                      (LIBOR + 425 bps), 8/12/24                                          $         909,000
      493,631         J.C. Penney Corp., Inc., Term Loan, 5.57% (LIBOR +
                      425 bps), 6/23/23                                                             455,477
    1,632,159         Neiman Marcus Group, Inc., Other Term Loan, 4.49%
                      (LIBOR + 325 bps), 10/25/20                                                 1,292,670
                                                                                          -----------------
                                                                                          $       2,657,147
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 41

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Home Improvement Retail -- 0.4%
    3,262,208         Apex Tool Group LLC, Term Loan, 4.5% (LIBOR +
                      325 bps), 1/31/20                                                   $       3,238,149
-----------------------------------------------------------------------------------------------------------
                      Homefurnishing Retail -- 0.3%
    2,592,320         Serta Simmons Bedding LLC, First Lien Initial Term Loan,
                      4.83% (LIBOR + 350 bps), 11/8/23                                    $       2,564,237
-----------------------------------------------------------------------------------------------------------
                      Internet & Direct Marketing Retail -- 0.2%
    1,250,000         Shutterfly, Inc., Delay Draw Term Loan, 3.74% (LIBOR +
                      250 bps), 8/9/24                                                    $       1,246,485
-----------------------------------------------------------------------------------------------------------
                      Specialty Stores -- 1.1%
    1,750,000         Bass Pro Group LLC, Initial Term Loan, 6.24% (LIBOR +
                      500 bps), 9/25/24                                                   $       1,705,156
    1,690,598         Michaels Stores, Inc., 2016 New Replacement Term B-1
                      Loan, 3.99% (LIBOR + 275 bps), 1/30/23                                      1,692,975
    4,371,070         PetSmart, Inc., Tranche B-2 Term Loan, 4.24% (LIBOR +
                      300 bps), 3/11/22                                                           3,766,634
    2,500,000         Staples, Inc., Closing Date Term Loan, 5.31% (LIBOR +
                      400 bps), 9/12/24                                                           2,364,487
                                                                                          -----------------
                                                                                          $       9,529,252
                                                                                          -----------------
                      Total Retailing                                                     $      26,503,273
-----------------------------------------------------------------------------------------------------------
                      SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.3%
                      Semiconductor Equipment -- 0.3%
    1,290,831         Entegris, Inc., New Tranche B Term Loan, 3.49% (LIBOR +
                      225 bps), 4/30/21                                                   $       1,299,167
    1,053,160         MKS Instruments, Inc., Tranche B-3 Term Loan, 3.49%
                      (LIBOR + 225 bps), 5/1/23                                                   1,063,527
      450,115         Sensata Technologies BV, Sixth Amendment Term Loan,
                      3.49% (LIBOR + 225 bps), 10/14/21                                             453,266
                                                                                          -----------------
                                                                                          $       2,815,960
-----------------------------------------------------------------------------------------------------------
                      Semiconductors -- 1.0%
      997,500         Bright Bidco BV (aka Lumileds LLC), First Lien Term B
                      Loan, 5.82% (LIBOR + 450 bps), 6/30/24                              $       1,009,969
    2,219,833         MACOM Technology Solutions Holdings, Inc. (fka M/A-COM
                      Technology Solutions Holdings, Inc.), Initial Term Loan,
                      3.49% (LIBOR + 225 bps), 5/17/24                                            2,225,845
    2,918,897         Micron Technology, Inc., Term Loan, 3.39% (LIBOR +
                      200 bps), 4/26/22                                                           2,940,333
      276,043         Microsemi Corp., Closing Date Term B Loan, 3.49%
                      (LIBOR + 225 bps), 1/15/23                                                    277,574
    1,750,206         ON Semiconductor Corp., 2017 New Replacement Term
                      Loan, 3.49% (LIBOR + 225 bps), 3/31/23                                      1,759,959
                                                                                          -----------------
                                                                                          $       8,213,680
                                                                                          -----------------
                      Total Semiconductors & Semiconductor Equipment                      $      11,029,640
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      SOFTWARE & SERVICES -- 6.6%
                      Application Software -- 1.3%
    1,500,000         Applied Systems, Inc., First Lien Initial Term Loan, 4.57%
                      (LIBOR + 325 bps), 9/19/24                                          $       1,520,416
    2,425,500         DTI Holdco, Inc., Initial Term Loan, 6.63% (LIBOR +
                      525 bps), 10/2/23                                                           2,386,086
    1,633,833         Infor (US), Inc. (fka Lawson Software, Inc.), Tranche B-6
                      Term Loan, 4.08% (LIBOR + 275 bps), 2/1/22                                  1,638,939
      799,828         Quest Software US Holdings, Inc., First Lien Initial Term
                      Loan, 7.38% (LIBOR + 600 bps), 10/31/22                                       809,992
    2,118,115         STG-Fairway Acquisitions, Inc., First Lien Term Loan, 6.58%
                      (LIBOR + 525 bps), 6/30/22                                                  2,065,162
    1,584,188         Synchronoss Technologies, Inc., Initial Term Loan, 5.74%
                      (LIBOR + 450 bps), 1/19/24                                                  1,584,930
    1,629,954         Verint Systems, Inc., Initial Term Loan, 3.56% (LIBOR +
                      225 bps), 6/28/24                                                           1,636,746
                                                                                          -----------------
                                                                                          $      11,642,271
-----------------------------------------------------------------------------------------------------------
                      Data Processing & Outsourced Services -- 1.1%
      939,045         Black Knight InfoServ LLC, Term B Loan, 3.5% (LIBOR +
                      225 bps), 5/27/22                                                   $         947,262
      992,500         Conduent, Inc., Term B Loan, 4.24% (LIBOR +
                      300 bps), 12/7/23                                                             999,944
    2,901,211         First Data Corp., 2022D New Dollar Term Loan, 3.49%
                      (LIBOR + 225 bps), 7/8/22                                                   2,913,187
    2,746,078         First Data Corp., 2024 New Dollar Term Loan, 3.74%
                      (LIBOR + 250 bps), 4/26/24                                                  2,762,961
      772,974         Global Payments, Inc., Term B-2 Loan, 3.24% (LIBOR +
                      200 bps), 4/21/23                                                             776,678
    1,362,677         WEX, Inc., Term B-2 Loan, 3.99% (LIBOR + 275 bps), 6/30/23                  1,378,540
                                                                                          -----------------
                                                                                          $       9,778,572
-----------------------------------------------------------------------------------------------------------
                      Internet Software & Services -- 1.0%
      830,667         Blucora, Inc., Initial Term Loan, 5.07% (LIBOR +
                      375 bps), 5/22/24                                                   $         836,897
    1,488,061         Match Group, Inc. (fka The Match Group, Inc.), Additional
                      Term B-1 Loan, 3.81% (LIBOR + 250 bps), 11/16/22                            1,502,941
    3,359,019         Rackspace Hosting, Inc., First Lien 2017 Refinancing
                      Term B Loan, 4.31% (LIBOR + 300 bps), 11/3/23                               3,358,720
      726,652         Vantiv LLC, New Term B-3 Loan, 3.24% (LIBOR +
                      200 bps), 10/14/23                                                            733,010
    2,295,129         Zayo Group LLC (Zayo Capital, Inc.), 2017 Incremental
                      Refinancing B-2 Term Loan, 3.49% (LIBOR +
                      225 bps), 1/19/24                                                           2,304,220
                                                                                          -----------------
                                                                                          $       8,735,788
-----------------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- 1.8%
      660,088         Booz Allen Hamilton, Inc., New Refinancing Tranche B Term
                      Loan, 3.49% (LIBOR + 225 bps), 6/30/23                              $         664,296

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 43

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      IT Consulting & Other Services -- (continued)
    2,512,342         CDW LLC (aka AP Exhaust Acquisition LLC) (fka CDW Corp.),
                      Term Loan, 3.34% (LIBOR + 200 bps), 8/17/23                         $       2,531,328
    1,243,750         Globallogic Holdings, Inc., Closing Date Term Loan, 5.83%
                      (LIBOR + 450 bps), 6/20/22                                                  1,247,606
    1,992,853         Go Daddy Operating Co., LLC (GD Finance Co., Inc.), Initial
                      Term Loan, 3.74% (LIBOR + 250 bps), 2/15/24                                 2,003,939
      769,197         Kronos, Inc., First Lien Incremental Term Loan, 4.81%
                      (LIBOR + 350 bps), 11/1/23                                                    775,301
      199,000         Oberthur Technologies Holding SAS (fka OT Frenchco 1 SAS),
                      Facility B1, 5.08% (LIBOR + 375 bps), 1/10/24                                 198,337
    2,576,481         Rocket Software, Inc., First Lien Term Loan, 5.58%
                      (LIBOR + 425 bps), 10/14/23                                                 2,610,565
      615,008         Science Applications International Corp., Incremental
                      Tranche B Term Loan, 3.81% (LIBOR + 250 bps), 5/4/22                          620,197
      982,456         Sitel Worldwide Corp., First Lien Term B-1 Loan, 6.88%
                      (LIBOR + 550 bps), 9/18/21                                                    983,316
    1,150,936         SS&C Technologies Holdings, Inc., 2017 Refinancing New
                      Term B-1 Loan, 3.49% (LIBOR + 225 bps), 7/8/22                              1,158,669
    2,319,188         Tempo Acquisition LLC, Initial Term Loan, 4.24%
                      (LIBOR + 300 bps), 5/1/24                                                   2,329,575
                                                                                          -----------------
                                                                                          $      15,123,129
-----------------------------------------------------------------------------------------------------------
                      Systems Software -- 1.4%
    2,390,147         Avast Holding BV, Initial Refinancing Dollar Term Loan,
                      4.58% (LIBOR + 325 bps), 9/30/23                                    $       2,407,220
    3,076,924         EZE Software Group LLC, First Lien Term B-2 Loan, 4.33%
                      (LIBOR + 300 bps), 4/6/20                                                   3,100,001
    1,146,377         Greeneden US Holdings I LLC, Tranche B-2 Dollar Term Loan,
                      5.08% (LIBOR + 375 bps), 12/1/23                                            1,153,644
      622,049         Ivanti Software, Inc. (fka LANDesk Group, Inc.), First Lien
                      Term Loan, 5.5% (LIBOR + 425 bps), 1/20/24                                    609,608
    1,553,606         MA FinanceCo., LLC (aka Micro Focus International Plc),
                      Tranche B-2 Term Loan, 3.74% (LIBOR + 250 bps), 11/19/21                    1,555,709
      225,913         MA FinanceCo., LLC (aka Micro Focus International Plc),
                      Tranche B-3 Term Loan, 3.99% (LIBOR + 275 bps), 6/21/24                       226,377
    1,524,087         Seattle Spinco, Inc. (aka Micro Focus International Plc),
                      Initial Term Loan, 3.99% (LIBOR + 275 bps), 6/21/24                         1,527,218
    1,508,621         West Corp., Term B Loan, 5.24% (LIBOR + 400 bps), 10/10/24                  1,510,129
                                                                                          -----------------
                                                                                          $      12,089,906
                                                                                          -----------------
                      Total Software & Services                                           $      57,369,666
-----------------------------------------------------------------------------------------------------------
                      TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                      Communications Equipment -- 0.4%
    2,311,607         Ciena Corp., Refinancing Term Loan, 3.74% (LIBOR +
                      250 bps), 1/28/22                                                   $       2,323,165
    1,157,925         Commscope, Inc., Tranche 5 Term Loan, 3.37% (LIBOR +
                      200 bps), 12/29/22
                                                                                                  1,168,028
                                                                                          -----------------
                                                                                          $       3,491,193
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Electronic Components -- 0.3%
      328,319         Generac Power Systems, Inc., 2017 New Term Loan, 3.59%
                      (LIBOR + 225 bps), 5/31/23                                          $         329,892
    2,269,171         Mirion Technologies (Finance) LLC (Mirion Technologies, Inc.),
                      First Lien Initial Term Loan, 6.08% (LIBOR +
                      475 bps), 3/31/22                                                           2,275,316
                                                                                          -----------------
                                                                                          $       2,605,208
-----------------------------------------------------------------------------------------------------------
                      Electronic Equipment Manufacturers -- 0.2%
    1,783,343         Zebra Technologies Corp., Tranche B Term Loan, 3.37%
                      (LIBOR + 200 bps), 10/27/21                                         $       1,793,884
-----------------------------------------------------------------------------------------------------------
                      Technology Distributors -- 0.0%+
       55,427         SS&C Technologies Holdings, Inc., 2017 Refinancing New
                      Term B-2 Loan, 3.49% (LIBOR + 225 bps), 7/8/22                      $          55,799
-----------------------------------------------------------------------------------------------------------
                      Technology Hardware, Storage & Peripherals -- 0.2%
    1,270,529         Western Digital Corp., US Term B-2 Loan, 3.99% (LIBOR +
                      275 bps), 4/29/23                                                   $       1,279,661
                                                                                          -----------------
                      Total Technology Hardware & Equipment                               $       9,225,745
-----------------------------------------------------------------------------------------------------------
                      TELECOMMUNICATION SERVICES -- 3.0%
                      Integrated Telecommunication Services -- 1.8%
    3,500,000         CenturyLink, Inc., Initial Term B Loan, 2.75% (Ticking Fee
                      (Funded) + 275 bps), 1/31/25                                        $       3,458,074
    1,637,481         Cincinnati Bell, Inc., Tranche B Term Loan, 4.99%
                      (LIBOR + 375 bps), 10/2/24                                                  1,663,067
    1,147,125         Frontier Communications Corp., Term B-1 Loan, 4.99%
                      (LIBOR + 375 bps), 6/15/24                                                  1,094,249
      592,782         General Communications, Inc., New Term B Loan, 3.49%
                      (LIBOR + 225 bps), 2/2/22                                                     594,820
    2,717,027         Level 3 Financing, Inc., Tranche B 2024 Term Loan, 3.49%
                      (LIBOR + 225 bps), 2/22/24                                                  2,727,702
    1,542,250         Numericable US LLC, USD TLB-11 Term Loan, 4.13%
                      (LIBOR + 275 bps), 7/31/25                                                  1,542,973
      167,662         Securus Technologies Holdings, Inc., First Lien Initial Term
                      Loan, 4.75% (LIBOR + 350 bps), 4/30/20                                        169,810
      500,000(i)      Securus Technologies Holdings, Inc., Initial Term Loan, 11/1/24               506,407
    2,000,000(i)      SFR Group SA, USD Series B-12 Term Loan, 1/31/26                            2,004,792
      778,189         Windstream Services LLC (fka Windstream Corp.), Term Loan
                      Tranche B-6, 5.24% (LIBOR + 400 bps), 3/29/21                                 731,255
      960,499         Windstream Services LLC (fka Windstream Corp.), Term Loan
                      Tranche B-7, 4.49% (LIBOR + 325 bps), 2/17/24                                 865,049
                                                                                          -----------------
                                                                                          $      15,358,198
-----------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- 1.2%
    2,000,000(i)      Altice Financing SA, Term Loan, 1/6/26                              $       2,002,250
    2,361,844         Altice US Finance I Corp., March 2017 Refinancing Term
                      Loan, 3.49% (LIBOR + 225 bps), 7/28/25                                      2,363,689
      475,000         Digicel International Finance, Ltd., First Lien Initial Term B
                      Loan, 5.07% (LIBOR + 375 bps), 5/27/24                                        478,859

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 45

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Wireless Telecommunication Services -- (continued)
    1,483,392         SBA Senior Finance II LLC, Incremental Tranche B-1 Term
                      Loan, 3.5% (LIBOR + 225 bps), 3/24/21                               $       1,490,707
    3,308,375         Sprint Communications, Inc., Initial Term Loan, 3.75%
                      (LIBOR + 250 bps), 2/2/24                                                   3,321,963
    1,045,876         Virgin Media Bristol LLC, Facility I, 3.99% (LIBOR +
                      275 bps), 1/31/25                                                           1,051,024
                                                                                          -----------------
                                                                                          $      10,708,492
                                                                                          -----------------
                      Total Telecommunication Services                                    $      26,066,690
-----------------------------------------------------------------------------------------------------------
                      TRANSPORTATION -- 2.1%
                      Air Freight & Logistics -- 0.4%
      541,872         Ceva Group Plc (fka Louis No.1 Plc/TNT Logistics),
                      Pre-Funded L/C Term Loan, 1.23% (LIBOR + -10 bps/Fee +
                      650 bps), 3/19/21                                                   $         526,699
      551,429         Ceva Intercompany BV, Dutch BV Term Loan, 6.88%
                      (LIBOR + 550 bps), 3/19/21                                                    535,989
       95,074         Ceva Logistics Canada, ULC, Canadian Term Loan, 6.88%
                      (LIBOR + 550 bps), 3/19/21                                                     92,412
      760,591         Ceva Logistics US Holdings, Inc. (fka Louis U.S. Holdco, Inc.),
                      US Term Loan, 6.88% (LIBOR + 550 bps), 3/19/21                                739,295
    1,636,250         Syncreon Global Finance, Inc., Term Loan, 5.49% (LIBOR +
                      425 bps), 10/28/20                                                          1,438,877
                                                                                          -----------------
                                                                                          $       3,333,272
-----------------------------------------------------------------------------------------------------------
                      Airlines -- 1.3%
    3,975,000         Air Canada, Refinanced Term Loan, 3.57% (LIBOR +
                      225 bps), 10/6/23                                                   $       4,003,986
      495,000         American Airlines, Inc. Replacement Class B Term Loan,
                      3.74% (LIBOR + 250 bps), 4/28/23                                              496,513
    3,879,991         American Airlines, Inc., 2017 Replacement Term Loan,
                      3.24% (LIBOR + 200 bps), 6/27/20                                            3,892,775
      880,795         American Airlines, Inc., Class B Term Loan, 3.74%
                      (LIBOR + 250 bps), 12/14/23                                                   883,914
      588,000         Delta Air Lines, Inc., Term Loan, 3.74% (LIBOR + 250 bps),
                      8/24/22                                                                       593,773
    1,675,953         United Air Lines, Inc., Class B Term Loan, 3.63% (LIBOR +
                      225 bps), 4/1/24                                                            1,685,799
                                                                                          -----------------
                                                                                          $      11,556,760
-----------------------------------------------------------------------------------------------------------
                      Marine -- 0.2%
      856,966         Commercial Barge Line Co., Initial Term Loan, 9.99%
                      (LIBOR + 875 bps), 11/12/20                                         $         663,435
      987,342         Navios Maritime Partners LP, Initial Term Loan, 6.32%
                      (LIBOR + 500 bps), 9/14/20                                                    986,313
                                                                                          -----------------
                                                                                          $       1,649,748
-----------------------------------------------------------------------------------------------------------
                      Trucking -- 0.2%
      109,352         Kenan Advantage Group Holdings Corp., Initial Canadian
                      Term Loan, 4.24% (LIBOR + 300 bps), 7/29/22                         $         109,591

The accompanying notes are an integral part of these financial statements.

46 Pioneer Floating Rate Fund | Annual Report | 10/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                            Value
-----------------------------------------------------------------------------------------------------------
                      Trucking (continued)
      359,590         Kenan Advantage Group Holdings Corp., Initial US Term
                      Loan, 4.24% (LIBOR + 300 bps), 7/29/22                              $         360,377
      998,445         YRC Worldwide, Inc., Tranche B-1 Term Loan, 9.74%
                      (LIBOR + 850 bps), 7/26/22                                                    987,629
                                                                                          -----------------
                                                                                          $       1,457,597
                                                                                          -----------------
                      Total Transportation                                                $      17,997,377
-----------------------------------------------------------------------------------------------------------
                      UTILITIES -- 2.2%
                      Electric Utilities -- 1.3%
      200,000         APLH Holdings, Ltd., Partnership, Term Loan, 4.74%
                      (LIBOR + 350 bps), 4/13/23                                          $         202,084
    2,441,259(i)      APLP Holdings Limited Partnership, Term Loan B, 4/13/23                     2,466,689
    2,537,375         Calpine Construction Finance Co., LP, Term B-1 Loan, 3.5%
                      (LIBOR + 225 bps), 5/3/20                                                   2,545,700
      992,500         Dayton Power & Light Co., Term Loan, 4.5% (LIBOR +
                      325 bps), 8/24/22                                                           1,007,698
      713,731         Helix Gen Funding LLC, Term Loan, 5.08% (LIBOR +
                      375 bps), 6/3/24                                                              722,296
    2,376,743         TPF II Power LLC (TPF II Convert Midco LLC), Term Loan,
                      4.99% (LIBOR + 375 bps), 10/2/23                                            2,399,215
      311,829         Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                      Initial Term C Loan, 4.08% (LIBOR + 275 bps), 8/4/23                          313,193
    1,356,997         Vistra Operations Co., LLC (fka Tex Operations Co., LLC),
                      Initial Term Loan, 4.01% (LIBOR + 275 bps), 8/4/23                          1,362,933
                                                                                          -----------------
                                                                                          $      11,019,808
-----------------------------------------------------------------------------------------------------------
                      Independent Power Producers & Energy Traders -- 0.7%
    1,363,613         Calpine Corp., Term Loan, 4.09% (LIBOR + 275 bps), 1/15/24          $       1,370,150
    1,361,358         Dynegy, Inc., Tranche C-1 Term Loan, 4.49% (LIBOR +
                      325 bps), 2/7/24                                                            1,370,907
    2,002,593         NRG Energy, Inc., Term Loan, 3.58% (LIBOR +
                      225 bps), 6/30/23                                                           2,008,857
    1,529,677         TerraForm AP Acquisition Holdings LLC, Term Loan, 5.58%
                      (LIBOR + 425 bps), 6/27/22                                                  1,544,973
                                                                                          -----------------
                                                                                          $       6,294,887
-----------------------------------------------------------------------------------------------------------
                      Water Utilities -- 0.2%
      620,313         Culligan NewCo, Ltd., First Lien Tranche B-1 Term Loan,
                      4.74% (LIBOR + 350 bps), 12/13/23                                   $         624,577
      707,769         WTG Holdings III Corp., First Lien Term Loan, 5.08%
                      (LIBOR + 375 bps), 1/15/21                                                    714,847
                                                                                          -----------------
                                                                                          $       1,339,424
                                                                                          -----------------
                      Total Utilities                                                     $      18,654,119
-----------------------------------------------------------------------------------------------------------
                      TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                      (Cost $726,787,740)                                                 $     728,664,605
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 47

------------------------------------------------------------------------------------------------------------
Shares                                                                                    Value
------------------------------------------------------------------------------------------------------------
                      MUTUAL FUNDS -- 1% of Net Assets
                      BANKS -- 0.1%
                      Diversified Banks -- 0.1%
      100,000         Invesco Senior Income Trust                                         $         443,000
                                                                                          ------------------
                      Total Banks                                                         $         443,000
------------------------------------------------------------------------------------------------------------
                      DIVERSIFIED FINANCIALS - 0.9%
                      Asset Management & Custody Banks -- 0.4%
      100,000         BlackRock Floating Rate Income Strategies Fund, Inc.                $       1,431,000
      100,000         Eaton Vance Floating-Rate Income Trust                                      1,449,000
      100,000         First Trust Senior Floating Rate Income Fund II                             1,314,000
                                                                                          ------------------
                                                                                          $       4,194,000
------------------------------------------------------------------------------------------------------------
                      Other Diversified Financial Services -- 0.1%
       50,000         PowerShares Senior Loan Portfolio                                   $       1,156,000
------------------------------------------------------------------------------------------------------------
                      Specialized Finance -- 0.4%
       36,000         iShares iBoxx $ High Yield Corporate Bond ETF                       $       3,184,920
                                                                                          ------------------
                      Total Diversified Financials                                        $       8,534,920
------------------------------------------------------------------------------------------------------------
                      TOTAL MUTUAL FUNDS
                      (Cost $8,864,754)                                                   $       8,977,920
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
------------------------------------------------------------------------------------------------------------
                      TEMPORARY CASH INVESTMENTS -- 0.9% of Net Assets
                      COMMERCIAL PAPER -- 0.2%
    2,100,000         Natixis NY, 1.08%, 11/1/17                                          $       2,099,932
------------------------------------------------------------------------------------------------------------
                      REPURCHASE AGREEMENTS -- 0.7%
    1,600,000         $1,600,000 RBC Capital Markets LLC, 1.03%, dated
                      10/31/17 plus accrued interest on 11/1/17 collateralized
                      by the following:
                      $1,632,001 Federal National Mortgage Association,
                      3.5% - 4.0%, 11/1/31-10/1/47                                        $       1,600,000
    3,180,000         $3,180,000 ScotiaBank, 1.05%, dated 10/31/17 plus
                      accrued interest on 11/1/17 collateralized by the following:
                      $1,856,800 Federal National Mortgage Association,
                      4.0%, 10/1/47
                      $1,386,895 Government National Mortgage Association,
                      3.0% - 4.5%, 2/20/44-7/20/46                                                3,180,000
                                                                                          ------------------
                                                                                          $       4,780,000
------------------------------------------------------------------------------------------------------------
                      TOTAL TEMPORARY CASH INVESTMENTS
                      (Cost $6,880,000)                                                   $       6,879,932
------------------------------------------------------------------------------------------------------------
                      TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS -- 104.0%
                      (Cost -- $896,919,035)                                              $     900,246,446
------------------------------------------------------------------------------------------------------------
                      OTHER ASSETS AND LIABILITIES -- (4.0)%                              $     (34,356,184)
------------------------------------------------------------------------------------------------------------
                      NET ASSETS -- 100.0%                                                $     865,890,262
============================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer Floating Rate Fund | Annual Report | 10/31/17

BPS         Basis Point.

LIBOR       London Interbank Offered Rate.

PRIME       U.S. Federal Funds Rate.

REIT        Real Estate Investment Trust.

ZERO        Zero Constant Index.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2017, the value of these securities amounted to $32,044,251, or 3.7% of total net assets.

(Cat Bond)  Catastrophe or event-linked bond. At October 31, 2017, the value of these securities amounted to $6,732,910, or 0.8% of net assets. See Notes to Financial Statements -- Note 1H.

+           Amount rounds to less than 0.1%.

* Senior secured floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR, (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at October 31, 2017.

+ Securities that used significant unobservable inputs to determine their value.

(a) Floating rate note. Coupon rate, reference index and spread shown at October 31, 2017.

(b)         Non-income producing.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services).

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at October 31, 2017.

(e)         Security is perpetual in nature and has no stated maturity date.

(f) Structured reinsurance investment. At October 31, 2017, the value of these securities amounted to $5,431,036, or 0.6% of total net assets. See Notes to Financial Statements -- Note 1H.

(g)         Rate to be determined.

(h) Security issued with a zero coupon. Income is recognized through accretion of discount.

(i) This term loan will settle after October 31, 2017, at which time the interest rate will be determined.

(j)         Security is in default.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 49

SWAP CONTRACTS
CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS -- SELL PROTECTION

---------------------------------------------------------------------------------------------------------------
                  Obligation                       Annual                 Premiums
Notional          Reference/           Pay/        Fixed     Expiration   Paid/         Unrealized    Market
Amount ($)(1)     Index                Receive(2)  Rate      Date         (Received)    Appreciation  Value
---------------------------------------------------------------------------------------------------------------
     1,320,000    Markit CDX North     Pay         5.00%     6/20/20      $ 79,460      $ 24,014      $103,474
                  America High Yield
                  Index Series 24
     1,484,100    Markit CDX North     Pay         5.00%     12/20/20      (14,114)      132,382       118,268
                  America High Yield
                  Index Series 25
     7,389,200    Markit CDX North     Pay         5.00%     12/20/21      460,347       248,001       708,348
                  America High Yield
                  Index Series 27
     3,000,000    Markit CDX North     Pay         1.00%     12/20/20       (6,531)       71,930        65,399
                  America Investment
                  Grade Index
                  Series 25
---------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                      $519,162      $476,327      $995,489
===============================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2)  Pays Quarterly

Principal amounts are denominated in U.S. dollars unless otherwise noted.

USD -- United States Dollar

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                Purchases           Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                       $         --        $  8,200,000
Other Long-Term Securities                      $677,562,477        $558,493,319

The Fund is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. ("the Adviser"), serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are affected at current market prices. During the year ended October 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $10,111,126 and $14,291,587, respectively resulting in a net realized gain (loss) of $--.

At October 31, 2017, the net unrealized appreciation/depreciation on investments based on cost for federal tax purposes of $898,354,315 was as follows:

       Aggregate gross unrealized appreciation for all investments in
           which there is an excess of value over tax cost              $ 8,350,511

       Aggregate gross unrealized depreciation for all investments in
           which there is an excess of tax cost over value               (5,462,891)
                                                                        ------------
       Net unrealized appreciation/depreciation                         $ 2,887,620
                                                                        ============

The accompanying notes are an integral part of these financial statements.

50 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

    Level 1 -- quoted prices in active markets for identical securities.

    Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

    Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

-----------------------------------------------------------------------------------------
                             Level 1       Level 2           Level 3         Total
-----------------------------------------------------------------------------------------
Preferred Stock              $    286,286  $             --  $           --  $    286,286
Common Stock
  Retailing
    Computer &
      Electronics Retail               --                --         107,710       107,710
Asset Backed Securities                --         6,082,500              --     6,082,500
Collateralized Mortgage
    Obligations                        --         5,146,491              --     5,146,491
Corporate Bonds
  Insurance
    Reinsurance                        --         6,732,910       5,431,036    12,163,946
  All Other Corporate Bonds            --        37,661,245              --    37,661,245
U.S. Government and
  Agency Obligations                   --        94,275,811              --    94,275,811
Senior Secured Floating
  Rate Loan Interests
  Commercial Services &
    Supplies
    Diversified Support
      Services                         --         2,837,215       1,066,938     3,904,153
  All Other Senior Secured
    Floating Rate
    Loan Interests                     --       724,760,452              --   724,760,452
Mutual Funds                    8,977,920                --              --     8,977,920
Commercial Paper                       --         2,099,932              --     2,099,932
Repurchase Agreements                  --         4,780,000              --     4,780,000
-----------------------------------------------------------------------------------------
Total Investments
  in Securities              $  9,264,206  $    884,376,556  $    6,605,684  $900,246,446
=========================================================================================
Other Financial Instruments
Swap contracts, at value     $         --  $        995,489  $           --  $    995,489
-----------------------------------------------------------------------------------------
Total Other
  Financial Instruments      $         --  $        995,489  $           --  $    995,489
=========================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 51

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------
                                    Common    Corporate
                                    Stocks    Bonds         Loans           Total
----------------------------------------------------------------------------------------
Balance as of 10/31/16              $ 53,035  $ 5,041,215   $          --   $ 5,094,250
Realized gain (loss)(1)                   --           --              73            73
Changed in unrealized appreciation
  (depreciation)(2)                   54,675     (128,679)          8,935       (65,069)
Accrued discounts/premiums                --      (11,080)          1,742        (9,338)
Purchases                                 --    5,328,250       1,064,250     6,392,500
Sales                                     --   (4,798,670)         (8,062)   (4,806,732)
Transfers in to Level 3*                  --           --              --            --
Transfers out of Level 3*                 --           --              --            --
----------------------------------------------------------------------------------------
Balance as of 10/31/17              $107,710  $ 5,431,036   $   1,066,938   $ 6,605,684
========================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. For year ended October 31, 2017, there were no transfers between Levels 1, 2 and 3.

     Net change in unrealized depreciation of Level 3 investments still held and
     considered Level 3 at October 31, 2017:                                       $ (34,372)
                                                                                   ---------

The accompanying notes are an integral part of these financial statements.

52 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Statement of Assets and Liabilities | 10/31/17

ASSETS:
  Investments in unaffiliated issuers, at value (cost $896,919,035)  $900,246,446
  Cash                                                                  4,149,741
  Swap contracts, at value (net premiums paid $519,162)                   995,489
  Variation margin for centrally cleared swap contracts                     9,773
  Swaps collateral                                                        556,782
  Receivables --
     Investment securities sold                                         5,217,185
     Fund shares sold                                                   3,084,227
     Interest                                                           2,654,439
  Due from the Adviser                                                     78,794
  Other assets                                                            165,176
---------------------------------------------------------------------------------
         Total assets                                                $917,158,052
=================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $ 46,607,456
     Fund shares repurchased                                            2,926,777
     Distributions                                                        217,229
     Trustees' fees                                                         4,812
  Due to broker for swap contracts                                      1,001,587
  Due to affiliates                                                       124,834
  Accrued expenses                                                        385,095
---------------------------------------------------------------------------------
        Total liabilities                                            $ 51,267,790
=================================================================================
NET ASSETS:
  Paid-in capital                                                    $879,146,798
  Undistributed net investment income                                     821,591
  Accumulated net realized loss on investments                        (17,881,865)
  Net unrealized appreciation on investments                            3,803,738
---------------------------------------------------------------------------------
        Net assets                                                   $865,890,262
=================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $193,192,833/28,415,104 shares)                  $       6.80
  Class C (based on $79,057,283/11,620,740 shares)                   $       6.80
  Class Y (based on $593,640,146/87,101,687 shares)                  $       6.82
MAXIMUM OFFERING PRICE:
  Class A ($6.80 (divided by) 95.5%)                                 $       7.12
=================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 53

Statement of Operations
For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers                                  $37,823,806
  Dividends from unaffiliated issuers                                     420,690
---------------------------------------------------------------------------------------------------
        Total investment income                                                       $ 38,244,496
---------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                     $ 4,864,089
  Administrative expense                                                  263,146
  Transfer agent fees
     Class A                                                              139,819
     Class C                                                               65,686
     Class K                                                                   25
     Class Y                                                              508,850
  Distribution fees
     Class A                                                              494,792
     Class C                                                              851,461
  Shareholder communications expense                                       18,967
  Custodian fees                                                          120,357
  Registration fees                                                       116,970
  Professional fees                                                        91,117
  Printing expense                                                         43,883
  Trustees fees                                                            37,942
  Pricing fees                                                             67,105
  Miscellaneous                                                           243,013
---------------------------------------------------------------------------------------------------
     Total expenses                                                                    $ 7,927,222
     Less fees waived and expenses reimbursed by the Adviser                              (510,028)
---------------------------------------------------------------------------------------------------
     Net expenses                                                                      $ 7,417,194
---------------------------------------------------------------------------------------------------
        Net investment income                                                          $30,827,302
---------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                              $(1,094,440)
     Swap contracts                                                       291,089     $   (803,351)
---------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers                              $ 1,314,783
     Swap contracts                                                       327,151
     Unfunded loan commitments                                             (5,386)    $  1,636,548
---------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                              $    833,197
---------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                $ 31,660,499
===================================================================================================

The accompanying notes are an integral part of these financial statements.

54 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Statements of Changes in Net Assets

-----------------------------------------------------------------------------------------
                                                           Year Ended      Year Ended
                                                           10/31/17        10/31/16*
-----------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                               $  30,827,302   $  24,088,948
Net realized gain (loss) on investments                         (803,351)     (9,818,145)
Change in net unrealized appreciation (depreciation) on
  investments                                                  1,636,548      15,459,335
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting
          from operations                                  $  31,660,499   $  29,730,138
-----------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.24 and $0.23, per share, respectively)   $  (6,923,555)  $  (6,293,646)
      Class C ($0.19 and $0.19, per share, respectively)      (2,336,352)     (2,460,086)
      Class K** ($0.24 and $0.26, per share, respectively)       (12,368)        (26,402)
      Class Y ($0.26 and $0.26, per share, respectively)     (21,158,154)    (14,405,607)
-----------------------------------------------------------------------------------------
         Total distributions to shareowners                $ (30,430,429)  $ (23,185,741)
-----------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $ 391,242,498   $ 336,623,165
Reinvestment of distributions                                 27,914,969      21,171,420
Cost of shares repurchased                                  (288,319,155)   (222,924,687)
-----------------------------------------------------------------------------------------
      Net increase in net assets resulting from Fund
         share transactions                                $ 130,838,312   $ 134,869,898
-----------------------------------------------------------------------------------------
      Net increase in net assets                           $ 132,068,382   $ 141,414,295
NET ASSETS:
Beginning of year                                            733,821,880     592,407,585
-----------------------------------------------------------------------------------------
End of year                                                $ 865,890,262   $ 733,821,880
-----------------------------------------------------------------------------------------
Undistributed net investment income                        $     821,591   $     822,635
=========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

**   Class K shares were liquidated on October 4, 2017.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 55

-------------------------------------------------------------------------------------------
                          Year Ended    Year Ended           Year Ended    Year Ended
                          10/31/17      10/31/17             10/31/16      10/31/16
                          Shares        Amount               Shares*       Amount*
-------------------------------------------------------------------------------------------
Class A
Shares sold                 8,672,241   $      58,946,960     11,226,196   $    74,906,399
Reinvestment of
   distributions              974,592           6,624,723        908,346         6,070,592
Less shares repurchased    (9,869,591)        (67,079,839)    (9,488,844)      (63,284,314)
-------------------------------------------------------------------------------------------
      Net increase
          (decrease)         (222,758)  $      (1,508,156)     2,645,698   $    17,692,677
===========================================================================================
Class C
Shares sold                 2,570,564   $      17,480,458      2,784,783   $    18,576,435
Reinvestment of
   distributions              318,001           2,163,592        335,539         2,243,794
Less shares repurchased    (3,864,560)        (26,287,345)    (4,310,334)      (28,759,156)
-------------------------------------------------------------------------------------------
      Net decrease           (975,995)  $      (6,643,295)    (1,190,012)  $    (7,938,927)
===========================================================================================
Class K**
Shares sold                        --   $              --             --   $            --
Reinvestment of
   distributions                   --                  --             --                --
Less shares repurchased      (102,850)           (699,035)            --                --
-------------------------------------------------------------------------------------------
      Net decrease           (102,850)  $        (699,035)            --   $            --
===========================================================================================
Class Y
Shares sold                46,208,677   $     314,815,080     36,294,547   $   243,140,331
Reinvestment of
   distributions            2,806,943          19,126,654      1,916,893        12,857,034
Less shares repurchased   (28,499,823)       (194,252,936)   (19,581,712)     (130,881,217)
-------------------------------------------------------------------------------------------
      Net increase         20,515,797   $     139,688,798     18,629,728   $   125,116,148
===========================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

**   Class K shares were liquidated on October 4, 2017.

The accompanying notes are an integral part of these financial statements.

56 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year       Year
                                                                      Ended        Ended        Ended        Ended      Ended
                                                                      10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                                  $   6.79     $   6.73     $   6.86     $   6.95   $    6.95
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.24(a)  $   0.24(a)  $   0.24(a)  $   0.24   $    0.28
   Net realized and unrealized gain (loss) on investments                 0.01         0.05        (0.14)       (0.09)       0.01
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.25     $   0.29     $   0.10     $   0.15   $    0.29
----------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.24)    $  (0.23)    $  (0.23)    $  (0.24)  $   (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.01     $   0.06     $  (0.13)    $  (0.09)  $      --
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.80     $   6.79     $   6.73     $   6.86   $    6.95
==================================================================================================================================
Total return (b)                                                          3.71%        4.49%        1.53%        2.17%       4.24%
Ratio of net expenses to average net assets                               1.02%        1.01%        1.08%        1.07%       1.06%
Ratio of net investment income (loss) to average net assets               3.54%        3.66%        3.48%        3.49%       3.88%
Portfolio turnover rate                                                     69%          51%          24%          43%         40%
Net assets, end of period (in thousands)                              $193,193     $194,408     $174,979     $238,764   $ 266,832
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   1.02%        1.04%        1.10%        1.07%       1.10%
   Net investment income (loss) to average net assets                     3.54%        3.63%        3.46%        3.49%       3.85%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 57

------------------------------------------------------------------------------------------------------------------------------
                                                                      Year        Year        Year        Year       Year
                                                                      Ended       Ended       Ended       Ended      Ended
                                                                      10/31/17    10/31/16*   10/31/15*   10/31/14*  10/31/13
------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                                  $  6.79     $  6.74     $  6.87     $   6.96   $   6.95
------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $  0.19(a)  $  0.19(a)  $  0.19(a)  $   0.19   $   0.23
   Net realized and unrealized gain (loss) on investments                0.01        0.05       (0.13)       (0.09)      0.02
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $  0.20     $  0.24     $  0.06     $   0.10   $   0.25
------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $ (0.19)    $ (0.19)    $ (0.19)    $  (0.19)  $  (0.24)
------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $  0.01     $  0.05     $ (0.13)    $  (0.09)  $   0.01
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  6.80     $  6.79     $  6.74     $   6.87   $   6.96
==============================================================================================================================
Total return (b)                                                         2.93%       3.58%       0.81%        1.43%      3.61%
Ratio of net expenses to average net assets                              1.77%       1.79%       1.81%        1.78%      1.80%
Ratio of net investment income (loss) to average net assets              2.78%       2.89%       2.74%        2.79%      3.13%
Portfolio turnover rate                                                    69%         51%         24%          43%        40%
Net assets, end of period (in thousands)                              $79,057     $85,563     $92,924     $112,117   $129,093
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                  1.77%       1.81%       1.84%        1.78%      1.83%
   Net investment income (loss) to average net assets                    2.78%       2.87%       2.71%        2.79%      3.09%
==============================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

58 Pioneer Floating Rate Fund | Annual Report | 10/31/17

---------------------------------------------------------------------------------------------------------------------------------
                                                                      Year         Year         Year         Year       Year
                                                                      Ended        Ended        Ended        Ended      Ended
                                                                      10/31/17     10/31/16*    10/31/15*    10/31/14*  10/31/13
---------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                                  $   6.81     $   6.75     $   6.88     $   6.97   $   6.96
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                       $   0.26(a)  $   0.27(a)  $   0.26(a)  $   0.27   $   0.31
   Net realized and unrealized gain (loss) on investments                 0.01         0.05        (0.13)       (0.10)      0.02
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                    $   0.27     $   0.32     $   0.13     $   0.17   $   0.33
---------------------------------------------------------------------------------------------------------------------------------
Distribution to shareowners:
   Net investment income                                              $  (0.26)    $  (0.26)    $  (0.26)    $  (0.26)  $  (0.32)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                            $   0.01     $   0.06     $  (0.13)    $  (0.09)  $   0.01
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $   6.82     $   6.81     $   6.75     $   6.88   $   6.97
=================================================================================================================================
Total return (b)                                                          4.05%        4.85%        1.92%        2.50%      4.77%
Ratio of net expenses to average net assets                               0.70%        0.70%        0.70%        0.70%      0.70%
Ratio of net investment income (loss) to average net assets               3.86%        3.97%        3.84%        3.86%      4.16%
Portfolio turnover rate                                                     69%          51%          24%          43%        40%
Net assets, end of period (in thousands)                              $593,640     $453,152     $323,812     $352,115   $425,245
Ratios with no waiver of fees and assumption of
   expense by the Adviser and no reduction for fees paid indirectly:
   Total expenses to average net assets                                   0.79%        0.82%        0.82%        0.82%      0.83%
   Net investment income (loss) to average net assets                     3.77%        3.85%        3.72%        3.74%      4.04%
=================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the periods presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

The accompanying notes are an integral part of these financial statements.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 59

Notes to Financial Statements | 10/31/17

1. Organization and Significant Accounting Policies

Pioneer Floating Rate Fund (the Fund) is a series of Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to produce a high level of current income.

The Fund offers three classes of shares designated as Class A, Class C and Class Y shares. Class K shares were liquidated on October 4, 2017. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the "Adviser") and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the "Distributor").

60 Pioneer Floating Rate Fund | Annual Report | 10/31/17

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 61 deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

     Securities or loan interests for which independent pricing services or brokerdealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation

62 Pioneer Floating Rate Fund | Annual Report | 10/31/17 team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material.

     At October 31, 2017, two securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model) representing 0.14% of net assets. The value of these fair valued securities is $1,174,648.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 63

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At October 31, 2017, the Fund reclassified $967,278 to decrease paid-in capital, $397,917 to decrease undistributed net investment income and $1,365,195 to decrease accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At October 31, 2017, the Fund was permitted to carry forward indefinitely $1,396,716 of short-term losses and $15,894,531 of long-term losses under the Regulated Investment Company Modernization Act of 2010 without limitation. Additionally, at October 31, 2017, the Fund had a net capital loss carry forward of $574,533 which will expire in 2019 if not utilized.

     The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016 was as follows:

     ---------------------------------------------------------------------------
                                                            2017            2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                 $30,430,429     $23,185,741
     ---------------------------------------------------------------------------
         Total                                       $30,430,429     $23,185,741
     ===========================================================================

64 Pioneer Floating Rate Fund | Annual Report | 10/31/17

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     ---------------------------------------------------------------------------
                                                                           2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $  1,938,853
     Capital loss carryforward                                      (17,865,780)
     Current year dividend payable                                     (217,229)
     Net unrealized appreciation                                      2,887,620
     ---------------------------------------------------------------------------
         Total                                                     $(13,256,536)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales, adjustments relating to catastrophe bonds, the tax treatment of premium and amortization, the mark-to-market of swap contracts, the tax adjustments relating to credit default swaps, tax basis adjustments on interest accruals on preferred stock, interest on defaulted bonds, preferred stocks and other holdings.

D.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 2017 the Fund did not hold open forward foreign currency contracts.

E.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor, earned $24,050 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

F.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A and Class C shares of the Fund, respectively (see Note 4). Class Y shares does not pay distribution fees. All expenses and fees

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 65 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

G.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's investments in foreign markets or countries with limited developing markets may also subject the Fund to a greater degree of risk than investments in a developed market. Risks associated with these markets include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

66 Pioneer Floating Rate Fund | Annual Report | 10/31/17

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

     The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

H.   Insurance-Linked Securities (ILS)

     The Fund invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Fund may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Fund is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

     The Fund's investments in ILS may include special purpose vehicles (SPVs) or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (ILWs). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund's structured reinsurance investments,

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 67 and therefore the Fund's assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.

I.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

J.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Fund may buy or sell credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would

68 Pioneer Floating Rate Fund | Annual Report | 10/31/17 have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Fund are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Fund is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin for centrally cleared swap contracts in the Statement of Assets and Liabilities.

     The amount of cash deposited with the broker as collateral at October 31, 2017 is recorded as "Swap collateral" in the Statement of Assets and Liabilities.

     Open credit default swap contracts at October 31, 2017 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the year ended October 31, 2017 was $750,309.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 69

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.60% of the Fund's average daily net assets up to $500 million and 0.55% on assets over $500 million. For the year ended October 31, 2017, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.58% of the Fund's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) to the extent required to reduce Fund expenses to 0.70% of the Fund's average daily net assets attributable to Class Y shares. Fees waived and expenses reimbursed during the year ended October 31, 2017, are reflected on the Statement of Operations. These expense limitations are in effect through March 1, 2019. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $113,461 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown in the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings and outgoing phone calls. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareowner Communications
--------------------------------------------------------------------------------
Class A                                                                  $   981
Class K                                                                        7
Class Y                                                                   17,979
--------------------------------------------------------------------------------
    Total                                                                $18,967
================================================================================

70 Pioneer Floating Rate Fund | Annual Report | 10/31/17

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A and Class C shares (the Plan). Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $11,373 in distribution fees payable to the Distributor at October 31, 2017.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $14,075 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the fund participated until February 7, 2017 was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 71 allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

6. Additional Disclosures about Derivative Instruments and Hedging Activities

The Fund's use of derivatives may subject it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017, was as follows:

-----------------------------------------------------------------------------------
Statement of Assets and Liabilities
                                                 Foreign
                         Interest     Credit     Exchange        Equity   Commodity
                         Rate Risk    Risk       Rate Risk       Risk     Risk
-----------------------------------------------------------------------------------
Assets
 Swap contracts,
  at value               $  --        $995,489   $  --           $  --    $  --
-----------------------------------------------------------------------------------
    Total Value          $  --        $995,489   $  --           $  --    $  --
===================================================================================

72 Pioneer Floating Rate Fund | Annual Report | 10/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at October 31, 2017, was as follows:

------------------------------------------------------------------------------------------
Statement of Operations
                                                    Foreign
                         Interest      Credit       Exchange        Equity      Commodity
                         Rate Risk     Risk         Rate Risk       Risk        Risk
------------------------------------------------------------------------------------------
Net realized gain
 (loss) on:
 Swap contracts          $  --         $291,089     $  --           $  --       $  --
------------------------------------------------------------------------------------------
 Total Value             $  --         $291,089     $  --           $  --       $  --
==========================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts          $  --         $327,151     $  --           $  --       $  --
------------------------------------------------------------------------------------------
 Total Value             $  --         $327,151     $  --           $  --       $  --
==========================================================================================

7. Unfunded Loan Commitments

The Fund may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Fund is obliged to provide funding to the borrower upon demand. A fee is earned by the Fund on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of October 31, 2017, the Fund had the following unfunded loan commitments outstanding:

---------------------------------------------------------------------------------------------
                                                                                Unrealized
                                                                                Appreciation/
Loan                              Principal      Cost            Value          Depreciation
---------------------------------------------------------------------------------------------
Beacon Roofing Supply, Inc.       $1,000,000     $1,000,000      $1,000,000     $
Centene Corp.                      3,100,000      3,100,000       3,100,000        --
---------------------------------------------------------------------------------------------
  Total Value                     $4,100,000     $4,100,000      $4,100,000     $  --
=============================================================================================

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 73

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and the Shareholders of Pioneer Floating Rate Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer Floating Rate Fund (the "Fund"), one of the funds constituting Pioneer Series Trust VI (the "Trust"), as of October 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended October 31, 2016 and the financial highlights for periods ended October 31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December 23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Floating Rate Fund at October 31, 2017, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

74 Pioneer Floating Rate Fund | Annual Report | 10/31/17

ADDITIONAL INFORMATION (unaudited)

Qualified interest income is exempt from nonresident alien (NRA) tax withholding. The percentage of the Fund's ordinary income distributions derived from qualified interest income was 94.59%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Funds upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 75

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Funds under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

76 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Results of Shareholder Meeting

At a special meeting of shareholders held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust VI, as noted below) follows:

----------------------------------------------------------------------------------------------------
                             For                  Against          Abstain          Broker Non-Votes
----------------------------------------------------------------------------------------------------
Proposal 1 - To approve
a New Management
Agreement with
the Adviser                  68,919,848.376       743,539.869      665,911.195      17,142,022.900

---------------------------------------------------------------------------------------------------
                                                            For                       Withhold
---------------------------------------------------------------------------------------------------
Proposal 2 - To elect Trustees*
---------------------------------------------------------------------------------------------------
David R. Bock                                               111,027,599.309           1,673,301.811
---------------------------------------------------------------------------------------------------
Benjamin M. Friedman                                        110,666,574.309           2,034,326.811
---------------------------------------------------------------------------------------------------
Margaret B.W. Graham                                        111,048,616.407           1,652,284.713
---------------------------------------------------------------------------------------------------
Lisa M. Jones                                               111,021,559.407           1,679,341.713
---------------------------------------------------------------------------------------------------
Lorraine H. Monchak                                         111,039,958.407           1,660,942.713
---------------------------------------------------------------------------------------------------
Thomas J. Perna                                             111,038,885.309           1,662,015.811
---------------------------------------------------------------------------------------------------
Marguerite A. Piret                                         111,028,200.407           1,672,700.713
---------------------------------------------------------------------------------------------------
Fred J. Ricciardi                                           111,025,042.588           1,675,858.532
---------------------------------------------------------------------------------------------------
Kenneth J. Taubes                                           111,041,509.407           1,659,391.713
---------------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     VI. Results reported above reflect the combined votes of all series of the Trust.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 77

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

78 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2007.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2007.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2008.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 79

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 2007.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 2007.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

80 Pioneer Floating Rate Fund | Annual Report | 10/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 81

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2007. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2008. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2007. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2007. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2009. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

82 Pioneer Floating Rate Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2007. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

                        Pioneer Floating Rate Fund | Annual Report | 10/31/17 83

                          This page is for your notes.

84 Pioneer Floating Rate Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 21401-10-1217

                        Pioneer Flexible
                        Opportunities Fund

--------------------------------------------------------------------------------
                        Annual Report | October 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbols:
                        Class A     PMARX
                        Class C     PRRCX
                        Class R     MUARX
                        Class Y     PMYRX

                        [LOGO]   Amundi Pioneer
                                 ==============
                               ASSET MANAGEMENT
                          visit us: www.amundipioneer.com

Table of Contents

President's Letter                                                            2

Portfolio Management Discussion                                               4

Portfolio Summary                                                            10

Prices and Distributions                                                     11

Performance Update                                                           12

Comparing Ongoing Fund Expenses                                              16

Consolidated Schedule of Investments                                         18

Consolidated Financial Statements                                            35

Consolidated Notes to Financial Statements                                   43

Report of Independent Registered Public Accounting Firm                      60

Additional Information                                                       61

Trustees, Officers and Service Providers                                     64

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 1

President's Letter

Robust, synchronized global economic growth and rising corporate profits have continued to drive strong performance in both the credit and equity markets for most of 2017. U.S. stocks, as measured by the Standard & Poor's 500 Index, returned 14.23% through the end of the third quarter. Fixed-income markets, while not generating the same dazzling returns as equities, held their own, led by high-yield securities, which produced a return of 7.05% in the U.S., as measured by the Bank of America Merrill Lynch U.S. High Yield Index. Meanwhile, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.14% over the first three quarters of the calendar year.

Continued strong employment numbers and higher consumer confidence, together with solid global economic growth and a depreciating U.S. dollar contributed to better-than-expected U.S. gross domestic product (GDP) growth of more than 3% in both the second and third quarters. Outside the U.S., economic growth in the second quarter also surprised to the upside across the Euro zone, China, and Japan. Meanwhile, despite higher oil and commodities prices, inflation continued to be moderate, both in the U.S. and globally, enabling major non-U.S. central banks to maintain their easy monetary policies. As expected, however, the U.S. Federal Reserve System (the Fed) recently announced that it would commence tapering its balance sheet this October. The Fed also appears primed to raise interest rates one more time before the end of this year, which would be the fourth rate increase since December of 2016.

As we move into the final months of 2017, we believe the U.S. economy will experience modest growth in the short term, depending on the mix of economic policies enacted as the country moves away from monetary stimulus (driven by the Fed) and toward fiscal stimulus (potentially including tax reform) as well as lighter regulatory burdens. Meanwhile, corporate earnings remain solid and we think they will improve even further, despite the possibility of some pressure from wage increases. In addition, it is our view that the economy will continue to grow and that we may begin to see a modest upturn in inflation. In that scenario, we anticipate that the Fed will continue to raise interest rates.

While economic and market conditions appear solid, there are always risks to consider that could dampen the outlook. Geopolitical concerns, such as increased tensions with North Korea, and continued political gridlock in Washington are just some of the risks that could lead to increased market volatility.

2 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

It is for those reasons that we at Amundi Pioneer continue to believe that investors can benefit from the experience and tenure of our investment teams who make active and informed decisions across our funds.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
October 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 3

Portfolio Management Discussion | 10/31/17

In the following discussion, Michele Garau and Howard Weiss review recent market events and describe the factors that affected the performance of Pioneer Flexible Opportunities Fund during the 12-month period ended October 31, 2017. Mr. Garau, a senior vice president and a portfolio manager at Amundi Pioneer Asset Management, Inc. ("Amundi Pioneer"), is responsible for the management of the Fund, along with Mr. Weiss, CFA, a vice president and portfolio manager at Amundi Pioneer, and Kenneth J. Taubes, Executive Vice President, Chief Investment Officer, U.S., and a portfolio manager at Amundi Pioneer.

Q    How did the Fund perform during the 12-month period ended October 31, 2017?

A Pioneer Flexible Opportunities Fund's Class A shares returned 18.96% at net asset value during the 12-month period ended October 31, 2017, while the Fund's benchmark, the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index (the Bloomberg Barclays Index), returned 0.15%. During the same period, the average return of the 298 mutual funds in Lipper's Alternative Global Macro Funds category was 8.58%, and the average return of the 306 mutual funds in Morningstar's Tactical Allocation Funds category was 12.93%.

Q How would you characterize the investment environment in the financial markets during the 12-month period ended October 31, 2017?

A The Fund's annual reporting period featured a highly favorable environment for financial assets. The combination of improving global economic growth, rising corporate earnings, and the prospects for tax reform and reduced regulation in the United States boosted investor sentiment and helped drive gains across all of the major asset categories. In addition, investors remained confident that global central banks, while shifting toward tighter monetary policies, would take a gradual approach when removing monetary stimulus.

     Those factors provided the fuel for a significant rally in the global equity markets over the period. In the United States, the major equity indices climbed to a series of record highs, led by small-cap stocks and stocks of faster-growing large-cap technology companies. International stocks also performed very well, outpacing the return of U.S. equities and reversing a multi-year trend of underperformance against their U.S. counterparts. Developed and emerging markets equities each generated robust gains during the period, spurred by better-than-expected economic growth and the benefits of U.S. dollar weakness.

4 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

     The fixed-income markets also posted solid returns during the 12 months, albeit far behind the performance of equities. The strongest gains were concentrated in areas of the market with the highest sensitivity to economic conditions, including high-yield bonds and emerging markets debt. Conversely, fixed-income investments with lower yields and a greater degree of interest-rate sensitivity, such as government issues, generally finished in negative territory and lagged equity returns by a very wide margin.

Q Could you discuss some of the investment decisions that factored into the Fund's benchmark-relative performance during the 12-month period ended October 31, 2017?

A We employ a flexible, top-down investment approach that seeks to have the Fund take advantage of long-term trends in the global financial markets. Therefore, our investment views and the Fund's performance are reflected primarily in asset class, sector, country, and currency allocations, rather than in bottom-up security selection.

     The Fund's substantial weighting in equities was the primary factor in its strong results versus the benchmark Bloomberg Barclays Index during the 12-month period, as equities accounted for 73% of the Fund's total investment portfolio, on average. Within the equity component of the Fund's portfolio, approximately 35% were North American stocks, and 23% were stocks of companies in the developed international markets, while emerging markets stocks accounted for 15% of holdings. Conversely, fixed-income securities accounted for just 7% of the Fund's total investment portfolio, with 5% in emerging markets debt and 2% in government-related issues, investment-grade corporates, and high-yield bonds. Among other asset classes, real estate investment trusts (REITs) accounted for 7% of the Fund's investment portfolio, with cash, at 13%, rounding out the rest of the holdings. Overall, our approach to asset allocation during the period positioned the Fund to benefit from the rally in stocks and to sidestep the weaker showing of fixed-income assets.

     Additionally, the portfolio's tilt toward the international markets among its equity holdings enabled the Fund to capitalize on the outperformance of international stocks versus U.S. stocks, thus benefiting benchmark-relative returns. Among international equities, the largest contribution to the Fund's benchmark-relative performance during the period came from a sizable allocation to China, which was one of the strongest-performing major markets over the past year. An allocation to Europe also aided relative returns, as did Fund holdings in the information technology, health care, and hotel/leisure sectors in the United States.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 5

     With regard to fixed income, our preference for holding emerging markets debt and corporate bonds was a further contributor to the Fund's benchmark-relative results.

     On the negative side, the Fund's weighting in cash was a drag on benchmark-relative returns, as was the portfolio's currency positioning, which was a modest detractor from performance.

Q Can you discuss how you used derivatives as part of your investment strategy for the Fund during the 12-month period ended October 31, 2017, and how the use of derivatives affected benchmark-relative performance?

A We used derivatives across a broad spectrum of asset classes to establish specific market or issuer exposure in the portfolio, and to attempt to hedge downside risk. The derivative vehicles we used during the 12-month period included equity, fixed-income, and commodity futures; credit-linked securities; exchange-traded funds (ETFs) -- long or short positions; forward foreign currency contracts, or Treasury futures contracts (also long or short positions); and options -- both index options and options on securities of individual issuers. The Fund's use of derivatives had a small, positive effect on benchmark-relative results over the course of the period.

Q Could you discuss the Fund's positioning as of October 31, 2017, in relation to the current market and economic environments?

A Although equity valuations have remained high in absolute terms, we believe stocks are still attractive in comparison with bonds, given the persistently low yield levels available worldwide. In addition, we see the latitude for corporate profit margins to remain at high levels, if not improve. However, we did reduce the Fund's allocation to stocks, somewhat, over the second half of the period, and we rotated the sale proceeds into cash and REITs, rather than increasing the portfolio's allocation to fixed-income securities. In fact, as of period end, the Fund's fixed-income exposure remains close to the lowest level since inception in May 2010.

     We see little value in bonds anywhere in the world, and even in the sectors where we can detect some value, we think stocks still represent a better proposition. Notably, the dividend* yields of many U.S. large-cap companies were higher than yields offered on government bonds at the close of the period, but without the interest-rate risk inherent in bonds.

     We have maintained global diversification** among the Fund's equity holdings by owning assets across U.S. and foreign markets. The Fund continues to have a large allocation to international stocks, as we believe they offer compelling valuations relative to their U.S. counterparts. Among

* Dividends are not guaranteed.

** Diversification does not assure a profit nor protect against loss.

6 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 the portfolio's equity holdings, there are concentrations in certain areas where we see the potential for outperformance, including the aerospace/defense, health care, and real estate sectors, and ETFs that invest in high-quality, dividend-paying stocks. In that vein, the PowerShares Buyback Achievers ETF, which invests in U.S.-listed stocks that have repurchased at least 5% or more of their shares outstanding in the trailing 12-month period, continues to be a substantial position in the portfolio as of October 31, 2017

     The Fund had roughly 7% of its total investment portfolio allocated to China at the end of October, a meaningful overweight compared to China's representation in the broader world equity markets. We continue to see room for outperformance in China, even after the country's strong return in the past year. We have remained steadfast in our belief that the concerns about China's economy are exaggerated, and evidence for that contention has begun to emerge in the form of normalizing credit statistics, a downtrend in non-performing loans, and stronger earnings for the nation's banks.

     We also began to take a closer look at commodity-related stocks during the 12-month period. We have long been skeptics of bulk/industrial commodities due to excess capital expenditures in the middle of the last decade, which to this day continue to cause supply to outpace demand. However, we believe several market segments now appear to offer more interesting value propositions. In particular, domestic and European steel producers are beginning to experience the benefits of capacity reduction, lower inventories, and stronger pricing. We also believe that producers of coking coal, which is the primary component used in the smelting of steel, may represent a further area of investment opportunity.

     In addition, we see increasingly compelling opportunities in Japan. The country's economy is expanding and corporate balance sheets are robust, yet valuations remain attractive from both an absolute and relative standpoint. We believe those factors may lead to increased investor interest in Japan, especially at a time when undervalued stocks are becoming more difficult to find.

     While unforeseen developments, rather than known issues, remain a source of risk as we head into 2018, we believe the portfolio's current positioning is consistent with our long-term views as well as our preference for asset classes that we feel offer the Fund the most attractive balance of risk/return potential.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 7

Please refer to the Schedule of Investments on pages 18-33 for a full listing of Fund securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

All investments are subject to risk, including the possible loss of principal.

The Fund has the ability to invest in a wide variety of securities and asset classes.

The Fund may invest in underlying funds (including ETFs). In addition to the Fund's operating expenses, you will indirectly bear the operating expenses of investments in any underlying funds.

The Fund and some of the underlying funds employ leverage through the use of derivatives, which increases the volatility of investment returns and subjects the Fund to magnified losses if the Fund or an underlying fund's investments decline in value.

The Fund and some of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

The Fund and some of the underlying funds may employ short selling, a speculative strategy. Unlike the possible loss on a security that is purchased, there is no limit to the amount of loss on an appreciating security that is sold short.

The Fund may invest in inflation-linked securities. As inflationary expectations increase, inflation-linked securities may become more attractive, because they protect future interest payments against inflation. Conversely, as inflationary concerns decrease, inflation-linked securities will become less attractive and less valuable.

The Fund may invest in credit default swaps, which may in some cases be illiquid, and they increase credit risk since the fund has exposure to both the issuer of the referenced obligation and the counterparty to the credit default swap.

The Fund may invest in subordinated securities, which may be disproportionately adversely affected by a default or even a perceived decline in creditworthiness of the issuer.

The Fund may invest in floating rate loans. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate.

8 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

The Fund may invest in insurance-linked securities, including event-linked bonds. The return of principal and the payment of interest on insurance-linked bonds are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude.

The Fund may invest in commodity-linked derivatives. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, factors affecting a particular industry or commodity, international economic, political and regulatory developments, supply and demand, and governmental regulatory policies.

Investments in equity securities are subject to price fluctuation.

Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks.

International investments are subject to special risks, including currency fluctuations, and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets.

Investments in fixed-income securities involve interest rate, credit, inflation, and reinvestment risks. As interest rates rise, the value of fixed-income securities will generally fall.

Prepayment risk is the chance that an issuer may exercise its right to repay its security, if falling interest rates prompt the issuer to do so. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to prepayments.

High-yield bonds possess greater price volatility, illiquidity, and possibility of default.

These risks may increase share price volatility.

There is no assurance that these and other strategies used by the Fund or underlying funds will be successful.

Please see the prospectus for a more complete discussion of the Fund's risks.

Before investing, consider the product's investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 9

Portfolio Summary | 10/31/17

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Financials                                                                 44.9%
Information Technology                                                     12.0%
Industrials                                                                11.6%
Consumer Discretionary                                                      7.6%
Health Care                                                                 7.5%
Real Estate                                                                 7.2%
Materials                                                                   4.5%
Energy                                                                      2.7%
Consumer Staples                                                            1.4%
Telecommunication Services                                                  0.3%
Utilities                                                                   0.3%

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

International Common Stocks                                                36.5%
U.S. Common Stocks                                                         32.9%
U.S. Government and Agency Obligations                                      7.6%
Mutual Funds                                                                6.3%
Depositary Receipts for International Stocks                                5.7%
Corporate Bonds                                                             3.6%
Foreign Government Bonds                                                    3.1%
Temporary Cash Investments                                                  1.6%
Call Options Purchased                                                      1.4%
Exchange-Traded Call Options Purchased                                      0.6%
U.S. Corporate Bonds                                                        0.5%
Put Options Purchased                                                       0.2%
U.S. Preferred Stocks                                                       0.0%+

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. U. S. Treasury Bill, 11/9/17                                                          3.22%
-----------------------------------------------------------------------------------------------
 2. Hellenic Republic Government Bond, 3.0%, 2/24/27                                      2.91
-----------------------------------------------------------------------------------------------
 3. Proshares S&P 500 Dividend Aristocrats ETF                                            2.72
-----------------------------------------------------------------------------------------------
 4. U.S. Treasury Bill, 11/24/17                                                          2.12
-----------------------------------------------------------------------------------------------
 5. U.S. Treasury Bill, 11/16/17                                                          2.03
-----------------------------------------------------------------------------------------------
 6. Hilton Grand Vacations, Inc.                                                          1.35
-----------------------------------------------------------------------------------------------
 7. FinecoBank Banca, Fineco S.p.A                                                        1.24
-----------------------------------------------------------------------------------------------
 8. Microsoft Corp.                                                                       1.16
-----------------------------------------------------------------------------------------------
 9. Northrop Grumman Corp.                                                                1.16
-----------------------------------------------------------------------------------------------
10. JP Morgan Chase & Co.                                                                 1.13
-----------------------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

10 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Prices and Distributions | 10/31/17

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
         Class                      10/31/17                        10/31/16
--------------------------------------------------------------------------------
           A                         $14.17                          $12.03
--------------------------------------------------------------------------------
           C                         $13.95                          $11.88
--------------------------------------------------------------------------------
           R                         $14.11                          $12.00
--------------------------------------------------------------------------------
           Y                         $14.22                          $12.08
--------------------------------------------------------------------------------

Distributions per Share: 11/1/16 - 10/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                           Short-Term            Long-Term
         Class          Dividends         Capital Gains         Capital Gains
--------------------------------------------------------------------------------
           A             $0.1243               $  --                $  --
--------------------------------------------------------------------------------
           C             $0.0601               $  --                $  --
--------------------------------------------------------------------------------
           R             $0.0790               $  --                $  --
--------------------------------------------------------------------------------
           Y             $0.1635               $  --                $  --
--------------------------------------------------------------------------------

The Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index is an unmanaged index comprised of U.S. Treasury Inflation Protected Securities (TIPS) having a maturity of at least 1 year and less than 10 years. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 12-15.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 11

Performance Update | 10/31/17                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class A shares of Pioneer Flexible Opportunities Fund at public offering price during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                                                   Bloomberg
                                                                   Barclays
                                    Net           Public           U.S. Treasury
                                    Asset         Offering         TIPS
                                    Value         Price            1-10 Year
Period                              (NAV)         (POP)            Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                           7.82%         7.16%           2.28%
5 years                              7.51          6.53            0.04
1 year                              18.96         13.61            0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.22%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                           Bloomberg Barclays
                Pioneer Flexible           U.S. Treasury TIPS
                Opportunities Fund         1-10 Year Index
 5/10           $      9,550               $      10,000
10/10           $     10,351               $      10,481
10/11           $     11,034               $      11,217
10/12           $     11,918               $      11,797
10/13           $     13,672               $      11,351
10/14           $     13,870               $      11,419
10/15           $     14,265               $      11,277
10/16           $     14,391               $      11,804
10/17           $     17,119               $      11,821

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.50% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

12 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class C shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                                                   Bloomberg
                                                                   Barclays
                                                                   U.S. Treasury
                                                                   TIPS
                                   If            If                1-10 Year
Period                             Held          Redeemed          Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                          6.99%         6.99%            2.28%
5 years                             6.69          6.69             0.04
1 year                             18.01         18.01             0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.97%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                           Bloomberg Barclays
                Pioneer Flexible           U.S. Treasury TIPS
                Opportunities Fund         1-10 Year Index
 5/10           $  10,000                  $  10,000
10/10           $  10,816                  $  10,481
10/11           $  11,431                  $  11,217
10/12           $  12,252                  $  11,797
10/13           $  13,959                  $  11,351
10/14           $  14,043                  $  11,419
10/15           $  14,340                  $  11,277
10/16           $  14,352                  $  11,804
10/17           $  16,937                  $  11,821

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 13

Performance Update | 10/31/17                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Class R shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                                     Bloomberg
                                                     Barclays
                                   Net               U.S. Treasury
                                   Asset             TIPS
                                   Value             1-10 Year
Period                             (NAV)             Index
--------------------------------------------------------------------------------
Life of Fund
(5/3/2010)                          7.49%            2.28%
5 years                             7.03             0.04
1 year                             18.35             0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                                   Gross
--------------------------------------------------------------------------------
                                   1.74%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                           Bloomberg Barclays
                Pioneer Flexible           U.S. Treasury TIPS
                Opportunities Fund         1-10 Year Index
 5/10           $  10,000                  $  10,000
10/10           $  10,836                  $  10,481
10/11           $  11,551                  $  11,217
10/12           $  12,477                  $  11,797
10/13           $  14,309                  $  11,351
10/14           $  14,479                  $  11,419
10/15           $  14,754                  $  11,277
10/16           $  14,804                  $  11,804
10/17           $  17,521                  $  11,821

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on September 13, 2013, is based on the performance of Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning September 13, 2013, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

14 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Performance Update | 10/31/17                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Class Y shares of Pioneer Flexible Opportunities Fund during the periods shown, compared to that of the Bloomberg Barclays U.S. Treasury TIPS 1-10 Year Index.

Average Annual Total Returns
(As of October 31, 2017)
--------------------------------------------------------------------------------
                                                            Bloomberg
                                                            Barclays
                                          Net               U.S. Treasury
                                          Asset             TIPS
                                          Value             1-10 Year
Period                                    (NAV)             Index
--------------------------------------------------------------------------------
Life of Class
(5/3/2010)                                 8.13%            2.28%
5 years                                    7.82             0.04
1 year                                    19.24             0.15
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2017)
--------------------------------------------------------------------------------
                                          Gross             Net
--------------------------------------------------------------------------------
                                          0.99%            0.93%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                                           Bloomberg Barclays
                Pioneer Flexible           U.S. Treasury TIPS
                Opportunities Fund         1-10 Year Index
 5/10           $  5,000,000               $  5,000,000
10/10           $  5,428,135               $  5,240,571
10/11           $  5,801,896               $  5,608,620
10/12           $  6,284,926               $  5,898,426
10/13           $  7,231,801               $  5,675,619
10/14           $  7,354,846               $  5,709,622
10/15           $  7,590,039               $  5,638,580
10/16           $  7,678,737               $  5,902,161
10/17           $  9,156,367               $  5,910,714

Call 1-800-225-6292 or visit www.amundipioneer.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects the contractual expense limitation currently in effect through March 1, 2018, for Class Y shares. There can be no assurance that Amundi Pioneer will extend the expense limitation beyond such time. Please see the prospectus for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Please refer to the financial highlights for a more current expense ratio.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on actual returns from May 1, 2017, through October 31, 2017.

---------------------------------------------------------------------------------------
Share Class                        A              C               R              Y
---------------------------------------------------------------------------------------
Beginning Account              $1,000.00      $1,000.00       $1,000.00      $1,000.00
Value on 5/1/17
---------------------------------------------------------------------------------------
Ending Account                 $1,120.47      $1,115.93       $1,117.99      $1,121.63
Value (after expenses)
on 10/31/17
---------------------------------------------------------------------------------------
Expenses Paid                  $    6.31      $   10.29       $    8.65      $    4.81
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.93%, 1.62% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

16 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Flexible Opportunities Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2017, through October 31, 2017.

---------------------------------------------------------------------------------------
Share Class                        A              C              R              Y
---------------------------------------------------------------------------------------
Beginning Account              $1,000.00      $1,000.00       $1,000.00      $1,000.00
Value on 5/1/17
---------------------------------------------------------------------------------------
Ending Account                 $1,019.26      $1,015.48       $1,017.04      $1,020.67
Value (after expenses)
on 10/31/17
---------------------------------------------------------------------------------------
Expenses Paid                  $    6.01      $    9.80       $    8.24      $    4.58
During Period*
---------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.18%, 1.93%, 1.62% and 0.90% for Class A, Class C, Class R and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 17

Schedule of Investments | 10/31/17 (Consolidated)

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                UNAFFILIATED ISSUERS -- 95.1%
                                PREFERRED STOCK -- 0.0%+ of Net Assets
                                REAL ESTATE -- 0.0%+
                                Retail REIT -- 0.0%+
               204(a)           Wheeler Real Estate Investment Trust, Inc., 9.0%               $       161,195
                                                                                               ---------------
                                Total Real Estate                                              $       161,195
--------------------------------------------------------------------------------------------------------------
                                TOTAL PREFERRED STOCK
                                (Cost $195,245)                                                $       161,195
--------------------------------------------------------------------------------------------------------------
                                COMMON STOCKS -- 71.3% of Net Assets
                                AUTOMOBILES & COMPONENTS -- 0.5%
                                Auto Parts & Equipment -- 0.5%
            38,708              Adient Plc                                                     $     3,265,407
                                                                                               ---------------
                                Total Automobiles & Components                                 $     3,265,407
--------------------------------------------------------------------------------------------------------------
                                BANKS -- 13.3%
                                Diversified Banks -- 12.2%
           126,947              ABN AMRO Group NV (144A)                                       $     3,921,390
         1,310,378              Abu Dhabi Commercial Bank PJSC                                       2,636,669
         1,301,634(b)           Alpha Bank AE                                                        2,593,050
         1,824,902(b)           Banco BPM S.p.A.                                                     6,365,276
             6,905              Banco de Chile (A.D.R.)                                                636,089
            21,144              Banco Santander Chile (A.D.R.)                                         661,384
         5,872,000              Bank of China, Ltd., Class H                                         2,928,040
           520,180              Bank of the Philippine Islands                                         988,025
            28,280              BGEO Group Plc                                                       1,337,290
            41,198              BNP Paribas SA                                                       3,217,630
         1,505,000              China Construction Bank Corp., Class H                               1,342,725
           607,000              China Merchants Bank Co., Ltd., Class H                              2,314,819
             6,327              Credicorp, Ltd.                                                      1,325,127
           371,616(b)           Eurobank Ergasias SA                                                   303,486
           799,034              FinecoBank Banca Fineco S.p.A.                                       7,474,923
            44,667              Grupo Financiero Galicia SA (A.D.R.)                                 2,452,218
            93,887              HDFC Bank, Ltd.                                                      2,625,936
         6,506,000              Industrial & Commercial Bank of China,
                                Ltd., Class H                                                        5,162,334
           353,396              ING Groep NV                                                         6,529,663
         1,966,347              Intesa Sanpaolo S.p.A.                                               6,611,232
            67,882              JPMorgan Chase & Co.                                                 6,829,608
           100,200              Mitsubishi UFJ Financial Group, Inc.                                   671,936
           394,700              Oversea-Chinese Banking Corp., Ltd.                                  3,447,541
           189,320              Sberbank of Russia PJSC (A.D.R.)                                     2,714,849
            59,673              Sberbank of Russia PJSC (A.D.R.)                                       856,307
            33,800              Sumitomo Mitsui Financial Group, Inc.                                1,342,726
            79,989              TCS Group Holding Plc (G.D.R.)                                       1,459,799
            94,100              United Overseas Bank, Ltd.                                           1,700,486
                                                                                               ---------------
                                                                                               $    80,450,558
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                Regional Banks -- 0.6%
            28,956              PNC Financial Services Group, Inc.                             $     3,960,891
--------------------------------------------------------------------------------------------------------------
                                Thrifts & Mortgage Finance -- 0.5%
           136,744              Carlyle Group LP                                               $     3,015,205
                                                                                               ---------------
                                Total Banks                                                    $    87,426,654
--------------------------------------------------------------------------------------------------------------
                                CAPITAL GOODS -- 8.5%
                                Aerospace & Defense -- 4.9%
           334,991              Leonardo S.p.A.                                                $     5,787,623
            10,289              Lockheed Martin Corp.                                                3,170,658
            24,462              MTU Aero Engines AG                                                  4,125,119
            23,556              Northrop Grumman Corp.                                               6,961,505
            32,971              Raytheon Co.                                                         5,941,374
            67,264              Spirit AeroSystems Holdings, Inc., Class A                           5,387,846
             6,261              Thales SA                                                              652,673
                                                                                               ---------------
                                                                                               $    32,026,798
--------------------------------------------------------------------------------------------------------------
                                Construction & Engineering -- 0.8%
         2,783,500              China State Construction International
                                Holdings, Ltd.                                                 $     3,910,598
            10,907              Vinci SA                                                             1,067,994
                                                                                               ---------------
                                                                                               $     4,978,592
--------------------------------------------------------------------------------------------------------------
                                Industrial Conglomerates -- 1.9%
            37,644              Honeywell International, Inc.                                  $     5,426,759
            42,536              Rheinmetall AG                                                       5,017,387
           636,000              Shanghai Industrial Holdings, Ltd.                                   1,952,558
                                                                                               ---------------
                                                                                               $    12,396,704
--------------------------------------------------------------------------------------------------------------
                                Industrial Machinery -- 0.9%
           642,000              China Resources Land, Ltd.                                     $     1,913,372
             5,900              FANUC Corp.                                                          1,368,304
             4,240              Illinois Tool Works, Inc.                                              663,645
            34,375              Norma Group SE                                                       2,339,138
                                                                                               ---------------
                                                                                               $     6,284,459
                                                                                               ---------------
                                Total Capital Goods                                            $    55,686,553
--------------------------------------------------------------------------------------------------------------
                                COMMERCIAL SERVICES & SUPPLIES -- 0.6%
                                Research & Consulting Services -- 0.6%
            27,981              Teleperformance                                                $     4,087,772
                                                                                               ---------------
                                Total Commercial Services & Supplies                           $     4,087,772
--------------------------------------------------------------------------------------------------------------
                                CONSUMER DURABLES & APPAREL -- 2.8%
                                Apparel, Accessories & Luxury Goods -- 2.8%
            44,268              Cie Financiere Richemont SA                                    $     4,080,817
            13,073              Kering                                                               5,993,023
            11,915              LVMH Moet Hennessy Louis Vuitton SE                                  3,554,918
           159,390              Moncler S.p.A.                                                       4,527,106
                                                                                               ---------------
                                Total Consumer Durables & Apparel                              $    18,155,864
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 19

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                CONSUMER SERVICES -- 3.1%
                                Casinos & Gaming -- 0.1%
         3,149,300(b)           Bloomberry Resorts Corp.                                       $       576,201
--------------------------------------------------------------------------------------------------------------
                                Education Services -- 0.3%
            10,977(b)           Ser Educacional SA                                             $       103,990
            58,444              TAL Education Group (A.D.R.)                                         1,607,210
                                                                                               ---------------
                                                                                               $     1,711,200
--------------------------------------------------------------------------------------------------------------
                                Hotels, Resorts & Cruise Lines -- 2.7%
           453,648              Aitken Spence Hotel Holdings Plc                               $        93,314
         2,558,000              China Travel International Investment
                                Hong Kong, Ltd.                                                        947,632
           198,122(b)           Hilton Grand Vacations, Inc.                                         8,115,077
            38,223              Marriott International, Inc., Class A                                4,566,884
           121,807              Melia Hotels International SA                                        1,667,386
           425,100              NH Hotel Group SA                                                    2,689,161
                                                                                               ---------------
                                                                                               $    18,079,454
                                                                                               ---------------
                                Total Consumer Services                                        $    20,366,855
--------------------------------------------------------------------------------------------------------------
                                DIVERSIFIED FINANCIALS -- 7.5%
                                Asset Management & Custody Banks -- 3.3%
           161,078              Banca Generali S.p.A.                                          $     5,306,908
           179,919              Blackstone Group LP                                                  5,989,504
           301,098              KKR & Co. LP                                                         6,037,015
            50,113              State Street Corp.                                                   4,610,396
                                                                                               ---------------
                                                                                               $    21,943,823
--------------------------------------------------------------------------------------------------------------
                                Consumer Finance -- 2.7%
            58,309              Capital One Financial Corp.                                    $     5,374,924
            91,403              Discover Financial Services                                          6,081,041
            22,524(b)           Qudian, Inc. (A.D.R.)                                                  560,848
           183,927              Synchrony Financial                                                  5,999,699
                                                                                               ---------------
                                                                                               $    18,016,512
--------------------------------------------------------------------------------------------------------------
                                Financial Exchanges & Data -- 0.3%
           638,585              Moscow Exchange MICEX-RTS PJSC                                 $     1,291,699
             4,099              S&P Global, Inc.                                                       641,371
                                                                                               ---------------
                                                                                               $     1,933,070
--------------------------------------------------------------------------------------------------------------
                                Investment Banking & Brokerage -- 1.0%
           130,407              Morgan Stanley                                                 $     6,520,350
--------------------------------------------------------------------------------------------------------------
                                Multi-Sector Holdings -- 0.2%
         1,162,200              Ayala Land, Inc.                                               $       973,089
                                                                                               ---------------
                                Total Diversified Financials                                   $    49,386,844
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 1.3%
                                Integrated Oil & Gas -- 1.3%
         1,170,334(b)           Petroleo Brasileiro SA                                         $     5,997,770
           115,277              YPF SA (A.D.R.)                                                      2,831,203
                                                                                               ---------------
                                Total Energy                                                   $     8,828,973
--------------------------------------------------------------------------------------------------------------
                                FOOD & STAPLES RETAILING -- 1.1%
                                Food Retail -- 0.6%
           105,502(b)           X5 Retail Group NV (G.D.R.)                                    $     4,336,132
--------------------------------------------------------------------------------------------------------------
                                Hypermarkets & Super Centers -- 0.5%
           631,729(b)           Atacadao Distribuicao Comercio e Industria Ltd.                $     3,104,301
                                                                                               ---------------
                                Total Food & Staples Retailing                                 $     7,440,433
--------------------------------------------------------------------------------------------------------------
                                HEALTH CARE EQUIPMENT & SERVICES -- 4.4%
                                Health Care Equipment -- 1.6%
            29,298              BioMerieux                                                     $     2,298,460
           111,531(b)           Boston Scientific Corp.                                              3,138,483
            28,931(b)           Edwards Lifesciences Corp.                                           2,957,616
            13,330              Stryker Corp.                                                        2,064,417
                                                                                               ---------------
                                                                                               $    10,458,976
--------------------------------------------------------------------------------------------------------------
                                Health Care Services -- 0.3%
            13,134(b)           Laboratory Corp. of America Holdings                           $     2,018,827
--------------------------------------------------------------------------------------------------------------
                                Health Care Supplies -- 0.3%
             7,254(b)           Align Technology, Inc.                                         $     1,733,561
           204,753              ConvaTec Group Plc (144A)                                              532,796
                                                                                               ---------------
                                                                                               $     2,266,357
--------------------------------------------------------------------------------------------------------------
                                Managed Health Care -- 2.2%
            17,353              Aetna, Inc.                                                    $     2,950,530
            27,434              Anthem, Inc.                                                         5,739,467
            26,753              UnitedHealth Group, Inc.                                             5,624,016
                                                                                               ---------------
                                                                                               $    14,314,013
                                                                                               ---------------
                                Total Health Care Equipment & Services                         $    29,058,173
--------------------------------------------------------------------------------------------------------------
                                HOUSEHOLD & PERSONAL PRODUCTS -- 0.2%
                                Personal Products -- 0.2%
           134,968              Natura Cosmeticos SA                                           $     1,277,376
                                                                                               ---------------
                                Total Household & Personal Products                            $     1,277,376
--------------------------------------------------------------------------------------------------------------
                                INSURANCE -- 3.2%
                                Life & Health Insurance -- 2.1%
           257,000              AIA Group, Ltd.                                                $     1,933,805
           711,711              China Life Insurance Co., Ltd., Class H                              2,353,774
           444,500              Ping An Insurance Group Co. of China, Ltd.,
                                Class H                                                              3,903,046
            16,997(b)           Swiss Life Holding AG                                                5,906,372
                                                                                               ---------------
                                                                                               $    14,096,997
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 21

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                Multi-line Insurance -- 0.9%
            20,594              Allianz SE                                                     $     4,782,807
           427,521(b)           Genworth Financial, Inc., Class A                                    1,415,095
                                                                                               ---------------
                                                                                               $     6,197,902
--------------------------------------------------------------------------------------------------------------
                                Property & Casualty Insurance -- 0.2%
            21,743              Progressive Corp.                                              $     1,057,797
                                                                                               ---------------
                                Total Insurance                                                $    21,352,696
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 2.4%
                                Diversified Metals & Mining -- 0.9%
           285,467              Teck Resources, Ltd., Class B                                  $     5,835,752
--------------------------------------------------------------------------------------------------------------
                                Steel -- 1.5%
           194,663(b)           ArcelorMittal                                                  $     5,582,248
           312,588(b)           TimkenSteel Corp.                                                    4,376,232
                                                                                               ---------------
                                                                                               $     9,958,480
                                                                                               ---------------
                                Total Materials                                                $    15,794,232
--------------------------------------------------------------------------------------------------------------
                                MEDIA -- 0.1%
                                Publishing -- 0.1%
           128,769(b)           Promotora de Informaciones SA, Class A                         $       456,798
                                                                                               ---------------
                                Total Media                                                    $       456,798
--------------------------------------------------------------------------------------------------------------
                                PHARMACEUTICALS, BIOTECHNOLOGY &
                                LIFE SCIENCES -- 2.5%
                                Biotechnology -- 0.3%
            15,004(b)           Alexion Pharmaceuticals, Inc.                                  $     1,795,378
--------------------------------------------------------------------------------------------------------------
                                Life Sciences Tools & Services -- 1.4%
            18,048(b)           Charles River Laboratories International, Inc.                 $     2,098,802
            30,781              Thermo Fisher Scientific, Inc.                                       5,966,281
             7,031(b)           Waters Corp.                                                         1,378,428
                                                                                               ---------------
                                                                                               $     9,443,511
--------------------------------------------------------------------------------------------------------------
                                Pharmaceuticals -- 0.8%
         1,716,000              China Traditional Chinese Medicine
                                Holdings Co., Ltd.                                             $       983,255
            24,124              Johnson & Johnson                                                    3,363,127
           113,500              Shanghai Fosun Pharmaceutical Group Co.,
                                Ltd., Class H                                                          566,689
                                                                                               ---------------
                                                                                               $     4,913,071
                                                                                               ---------------
                                Total Pharmaceuticals, Biotechnology &
                                Life Sciences                                                  $    16,151,960
--------------------------------------------------------------------------------------------------------------
                                REAL ESTATE -- 6.0%
                                Diversified Real Estate Activities -- 0.1%
            81,900              UOL Group, Ltd.                                                $       543,435
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                Diversified REITs -- 0.9%
           135,750              Lar Espana Real Estate Socimi SA                               $     1,332,245
         4,183,900              Mapletree Greater China Commercial Trust                             3,608,399
            80,142              Merlin Properties Socimi SA                                          1,057,830
                                                                                               ---------------
                                                                                               $     5,998,474
--------------------------------------------------------------------------------------------------------------
                                Health Care REIT -- 0.2%
           986,700              First Real Estate Investment Trust                             $     1,003,068
--------------------------------------------------------------------------------------------------------------
                                Hotel & Resort REITs -- 1.3%
           143,860              DiamondRock Hospitality Co.                                    $     1,562,320
            57,933              LaSalle Hotel Properties                                             1,634,290
            69,919              Pebblebrook Hotel Trust                                              2,493,311
            43,403              Ryman Hospitality Properties, Inc.                                   2,870,240
                                                                                               ---------------
                                                                                               $     8,560,161
--------------------------------------------------------------------------------------------------------------
                                Industrial REIT -- 0.2%
         1,152,400              Mapletree Industrial Trust                                     $     1,640,969
--------------------------------------------------------------------------------------------------------------
                                Real Estate Development -- 0.9%
           217,667              Aroundtown SA                                                  $     1,529,100
         5,286,000              CIFI Holdings Group Co., Ltd.                                        2,947,527
           897,000              Shimao Property Holdings, Ltd.                                       1,878,823
                                                                                               ---------------
                                                                                               $     6,355,450
--------------------------------------------------------------------------------------------------------------
                                Real Estate Operating Companies -- 2.4%
         2,685,700              Ascendas India Trust                                           $     2,266,996
           101,619              Deutsche Wohnen SE                                                   4,328,789
           116,285              Grand City Properties SA                                             2,492,685
            12,877              LEG Immobilien AG                                                    1,308,149
           126,360              Vonovia SE                                                           5,558,627
                                                                                               ---------------
                                                                                               $    15,955,246
                                                                                               ---------------
                                Total Real Estate                                              $    40,056,803
--------------------------------------------------------------------------------------------------------------
                                RETAILING -- 0.6%
                                Internet & Direct Marketing Retail -- 0.6%
           101,837(b)           JD.com, Inc. (A.D.R.)                                          $     3,820,924
                                                                                               ---------------
                                Total Retailing                                                $     3,820,924
--------------------------------------------------------------------------------------------------------------
                                SEMICONDUCTORS & SEMICONDUCTOR
                                EQUIPMENT -- 2.8%
                                Semiconductor Equipment -- 1.8%
             3,848              ASML Holding NV                                                $       693,956
            38,527              KLA-Tencor Corp.                                                     4,195,205
            32,466              Lam Research Corp.                                                   6,771,434
                                                                                               ---------------
                                                                                               $    11,660,595
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 23

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                Semiconductors -- 1.0%
            25,493              Broadcom, Ltd.                                                 $     6,727,857
                                                                                               ---------------
                                Total Semiconductors &
                                Semiconductor Equipment                                        $    18,388,452
--------------------------------------------------------------------------------------------------------------
                                SOFTWARE & SERVICES -- 6.8%
                                Application Software -- 0.8%
            24,919(b)           Adobe Systems, Inc.                                            $     4,364,812
             5,874              SAP SE                                                                 668,308
                                                                                               ---------------
                                                                                               $     5,033,120
--------------------------------------------------------------------------------------------------------------
                                Data Processing & Outsourced Services -- 1.2%
            43,399              Mastercard, Inc., Class A                                      $     6,456,469
            12,048              Visa, Inc., Class A                                                  1,325,039
                                                                                               ---------------
                                                                                               $     7,781,508
--------------------------------------------------------------------------------------------------------------
                                Internet Software & Services -- 1.8%
            37,179(b)           Autohome, Inc. (A.D.R.)                                        $     2,138,164
            64,586(b)           Baozun, Inc. (A.D.R.)                                                2,027,354
            46,299(b)           Bitauto Holdings, Ltd. (A.D.R.)                                      2,091,326
             4,700              NetEase, Inc. (A.D.R.)                                               1,325,024
             3,446(b)           Weibo Corp. (A.D.R.)                                                   319,272
            42,899(b)           Yandex NV, Class A                                                   1,451,273
            31,204(b)           YY, Inc. (A.D.R.)                                                    2,820,530
                                                                                               ---------------
                                                                                               $    12,172,943
--------------------------------------------------------------------------------------------------------------
                                IT Consulting & Other Services -- 1.2%
           122,023              Altran Technologies SA                                         $     2,257,450
            41,709              Capgemini SE                                                         5,070,469
             5,409              Leidos Holdings, Inc.                                                  338,171
                                                                                               ---------------
                                                                                               $     7,666,090
--------------------------------------------------------------------------------------------------------------
                                Systems Software -- 1.8%
            83,860              Microsoft Corp.                                                $     6,975,475
           155,147              Symantec Corp.                                                       5,042,278
                                                                                               ---------------
                                                                                               $    12,017,753
                                                                                               ---------------
                                Total Software & Services                                      $    44,671,414
--------------------------------------------------------------------------------------------------------------
                                TECHNOLOGY HARDWARE & EQUIPMENT -- 1.4%
                                Communications Equipment -- 0.5%
            22,057              Harris Corp.                                                   $     3,072,981
--------------------------------------------------------------------------------------------------------------
                                Technology Hardware, Storage &
                                Peripherals -- 0.9%
             2,480              Samsung Electronics Co., Ltd.                                  $     6,107,222
                                                                                               ---------------
                                Total Technology Hardware & Equipment                          $     9,180,203
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                TELECOMMUNICATION SERVICES -- 0.3%
                                Wireless Telecommunication Services -- 0.3%
            15,100              SoftBank Group Corp.                                           $     1,320,959
           156,005              VEON, Ltd. (A.D.R.)                                                    609,980
                                                                                               ---------------
                                Total Telecommunication Services                               $     1,930,939
--------------------------------------------------------------------------------------------------------------
                                TRANSPORTATION -- 1.7%
                                Airlines -- 0.7%
            85,028(b)           Azul SA (A.D.R.)                                               $     2,150,358
            20,337              Copa Holdings SA, Class A                                            2,505,315
                                                                                               ---------------
                                                                                               $     4,655,673
--------------------------------------------------------------------------------------------------------------
                                Railroads -- 1.0%
             5,818              Canadian Pacific Railway, Ltd.                                 $     1,009,074
            49,228              CSX Corp.                                                            2,482,568
            12,628              Norfolk Southern Corp.                                               1,659,572
            14,805              Union Pacific Corp.                                                  1,714,271
                                                                                               ---------------
                                                                                               $     6,865,485
                                                                                               ---------------
                                Total Transportation                                           $    11,521,158
--------------------------------------------------------------------------------------------------------------
                                UTILITIES -- 0.2%
                                Renewable Electricity -- 0.2%
           144,302              Saeta Yield SA                                                 $     1,612,024
                                                                                               ---------------
                                Total Utilities                                                $     1,612,024
--------------------------------------------------------------------------------------------------------------
                                TOTAL COMMON STOCKS
                                (Cost $416,284,851)                                            $   469,918,507
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
--------------------------------------------------------------------------------------------------------------
                                CORPORATE BONDS -- 4.0% of Net Assets
                                BANKS -- 1.3%
                                Diversified Banks -- 1.3%
         2,000,000(c)           Banco do Brasil SA, 3.875%, 10/10/22                           $     1,980,000
         6,052,000(d)(e)        Intesa Sanpaolo S.p.A., 7.7% (5 Year USD
                                Swap Rate + 546 bps) (144A)                                          6,611,810
                                                                                               ---------------
                                Total Banks                                                    $     8,591,810
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 1.0%
                                Integrated Oil & Gas -- 1.0%
         3,200,000              Petrobras Global Finance BV, 4.375%, 5/20/23                   $     3,180,800
         2,789,000              YPF SA, 8.5%, 3/23/21 (144A)                                         3,158,040
                                                                                               ---------------
                                Total Energy                                                   $     6,338,840
--------------------------------------------------------------------------------------------------------------
                                MATERIALS -- 1.7%
                                Commodity Chemicals -- 0.3%
         1,800,000(c)           Braskem Finance, Ltd., 6.45%, 2/3/24                           $     2,053,080
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 25

--------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)                                                                                 Value
--------------------------------------------------------------------------------------------------------------
                                Diversified Metals & Mining -- 0.9%
         2,000,000              Anglo American Capital Plc, 4.75%,
                                4/10/27 (144A)                                                 $     2,114,194
         3,700,000              MMC Norilsk Nickel OJSC via MMC Finance,
                                DAC, 4.1%, 4/11/23 (144A)                                            3,725,271
                                                                                               ---------------
                                                                                               $     5,839,465
--------------------------------------------------------------------------------------------------------------
                                Paper Packaging -- 0.5%
         3,000,000              Sealed Air Corp., 5.125%, 12/1/24 (144A)                       $     3,217,500
                                                                                               ---------------
                                Total Materials                                                $    11,110,045
--------------------------------------------------------------------------------------------------------------
                                TOTAL CORPORATE BONDS
                                (Cost $24,121,039)                                             $    26,040,695
--------------------------------------------------------------------------------------------------------------
                                U.S. GOVERNMENT AND AGENCY
                                OBLIGATIONS -- 7.2% of Net Assets
         3,000,000(f)           U.S. Treasury Bill, 11/2/17                                    $     2,999,923
        19,395,000(f)           U.S. Treasury Bill, 11/9/17                                         19,390,965
        12,235,000(f)           U.S. Treasury Bill, 11/16/17                                        12,230,106
        12,800,000(f)           U.S. Treasury Bill, 11/24/17                                        12,792,047
                                                                                               ---------------
                                                                                               $    47,413,041
--------------------------------------------------------------------------------------------------------------
                                TOTAL U.S. GOVERNMENT AND
                                AGENCY OBLIGATIONS
                                (Cost $47,413,183)                                             $    47,413,041
--------------------------------------------------------------------------------------------------------------
                                FOREIGN GOVERNMENT BONDS --
                                3.0% of Net Assets
                                Brazil -- 0.3%
         2,000,000              Brazilian Government International Bond,
                                4.25%, 1/7/25                                                  $     2,030,000
--------------------------------------------------------------------------------------------------------------
                                Greece -- 2.7%
EUR     17,020,594(g)           Hellenic Republic Government Bond,
                                3.0%, 2/24/27                                                  $    17,526,846
--------------------------------------------------------------------------------------------------------------
                                TOTAL FOREIGN GOVERNMENT BONDS
                                (Cost $16,583,397)                                             $    19,556,846
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Shares
--------------------------------------------------------------------------------------------------------------
                                MUTUAL FUNDS -- 6.0% of Net Assets
                                DIVERSIFIED FINANCIALS -- 5.1%
                                Asset Management & Custody Banks -- 2.6%
            28,596              Guggenheim S&P Global Water Index ETF                          $     1,004,577
           271,839              ProShares S&P 500 Dividend Aristocrats ETF                          16,391,892
                                                                                               ---------------
                                                                                               $    17,396,469
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------
Shares                                                                                         Value
--------------------------------------------------------------------------------------------------------------
                                Diversified Capital Markets -- 0.8%
           102,921              ETFMG Prime Cyber Security ETF                                 $     3,162,762
            62,296              PowerShares International BuyBack
                                Achievers Portfolio                                                  2,210,885
                                                                                               ---------------
                                                                                               $     5,373,647
--------------------------------------------------------------------------------------------------------------
                                Other Diversified Financial Services -- 1.7%
           121,865              PowerShares Buyback Achievers Portfolio                        $     6,804,942
           146,091              SPDR S&P Euro Dividend Aristocrats UCITS ETF                         4,022,583
                                                                                               ---------------
                                                                                               $    10,827,525
                                                                                               ---------------
                                Total Diversified Financials                                   $    33,597,641
--------------------------------------------------------------------------------------------------------------
                                ENERGY -- 0.9%
                                Oil & Gas Exploration & Production -- 0.9%
            88,307              SPDR S&P US Dividend Aristocrats UCITS ETF                     $     4,411,978
            27,967              SPDR S&P US Dividend Aristocrats UCITS ETF                           1,396,113
                                                                                               ---------------
                                Total Energy                                                   $     5,808,091
--------------------------------------------------------------------------------------------------------------
                                TOTAL MUTUAL FUNDS
                                (Cost $33,838,413)                                             $    39,405,732
--------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------
Principal
Amount USD ($)
--------------------------------------------------------------------------------------------------------------
                                TEMPORARY CASH INVESTMENTS --
                                1.5% of Net Assets
                                COMMERCIAL PAPERS -- 0.7%
         1,060,000              Federation des Caisses Desjardins du Quebec,
                                1.1%, 11/1/17                                                  $     1,059,966
         1,580,000              Natixis NY, 1.08%, 11/1/17                                           1,579,949
         1,870,000              Swedbank AB, 1.04%, 11/1/17                                          1,869,941
                                                                                               ---------------
                                                                                               $     4,509,856
--------------------------------------------------------------------------------------------------------------
                                REPURCHASE AGREEMENTS -- 0.8%
         2,390,000              $2,390,000 ScotiaBank, 1.05%, dated
                                10/31/17, plus accrued interest on 11/1/17
                                collateralized by the following:
                                $2,437,872 Government National Mortgage
                                Association, 3.0%, 7/20/46                                     $     2,390,000
         1,465,000              $1,465,000 TD Securities USA LLC, 1.03%,
                                dated 10/31/17, plus accrued interest on
                                11/1/17 collateralized by the following:
                                $1,494,389 U.S. Treasury Notes,
                                1.875%, 7/31/22                                                      1,465,000
         1,465,000              $1,465,000 TD Securities USA LLC, 1.05%,
                                dated 10/31/17, plus accrued interest on
                                11/1/17 collateralized by the following:
                                $1,494,389 U.S. Treasury Notes,
                                1.875%, 7/31/22                                                      1,465,000
                                                                                               ---------------
                                                                                               $     5,320,000
--------------------------------------------------------------------------------------------------------------
                                TOTAL TEMPORARY CASH INVESTMENTS
                                (Cost $9,830,000)                                              $     9,829,856
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 27

--------------------------------------------------------------------------------------------------------------
Number of                                                           Strike      Expiration
Contracts        Description         Counterparty     Notional      Price       Date           Value
--------------------------------------------------------------------------------------------------------------
                                     OVER THE COUNTER (OTC) CALL OPTIONS
                                     PURCHASED -- 1.3%
           60    NIKKEI 225 Index    Citibank NA      JPY   539,195 JPY 20,888  9/14/18        $       959,080
           53    NIKKEI 225 Index    Citibank NA      JPY   668,728 JPY 21,298  9/13/19                967,724
      182,000    NIKKEI 225 Index    JPMorgan Chase   JPY 1,120,242 JPY 20,854  8/10/18              2,823,170
                                     Bank NA
       48,961    NIKKEI 225 Index    JPMorgan Chase   JPY   434,787 JPY 20,698  9/15/18                836,394
                                     Bank NA
      126,150    NIKKEI 225 Index    JPMorgan Chase   JPY 1,096,201 JPY 21,656   8/9/19              2,048,962
                                     Bank NA
       48,019    NIKKEI 225 Index    JPMorgan Chase   JPY   590,763 JPY 21,104  9/13/19                918,183
                                     Bank NA
                                                                                               ---------------
                                                                                               $     8,553,513
--------------------------------------------------------------------------------------------------------------
                                     TOTAL CALL OPTIONS PURCHASED
                                     (Premiums paid $4,449,916)                                $     8,553,513
--------------------------------------------------------------------------------------------------------------
                                     EXCHANGE-TRADED CALL OPTIONS
                                     PURCHASED -- 0.6%
        2,000    Blue Apron          Citibank NA            266,000          7  1/18/19        $       220,000
                 Holdings, Inc.
       20,000    Financial Select    Citibank NA          1,058,000         26 12/29/17              2,050,000
                 Sector SPDR Fund
       11,385    KKR & Co. LP        Citibank NA          1,850,746         22  1/18/19              1,736,213
                                                                                               ---------------
                                                                                               $     4,006,213
--------------------------------------------------------------------------------------------------------------
                                     TOTAL EXCHANGE-TRADED CALL
                                     OPTIONS PURCHASED
                                     (Premiums paid $3,174,746)                                $     4,006,213
--------------------------------------------------------------------------------------------------------------
                                     OVER THE COUNTER (OTC) PUT OPTION
                                     PURCHASED -- 0.2%
       18,570    S&P 500             JPMorgan Chase      $1,874,482    $ 2,378  8/17/18        $     1,109,949
                                     Bank NA
--------------------------------------------------------------------------------------------------------------
                                     TOTAL PUT OPTION PURCHASED
                                     (Premiums paid $1,874,482)                                $     1,109,949
--------------------------------------------------------------------------------------------------------------
                                     TOTAL INVESTMENTS IN UNAFFILIATED
                                     ISSUERS -- 95.1%
                                     (Cost $557,765,272)                                       $   625,995,547
--------------------------------------------------------------------------------------------------------------
                                     OTHER ASSETS AND LIABILITIES -- 4.9%                      $    32,698,320
--------------------------------------------------------------------------------------------------------------
                                     NET ASSETS -- 100.0%                                      $   658,693,867
==============================================================================================================

The accompanying notes are an integral part of these financial statements.

28 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

EURIBOR      The Euro Interbank Offer Rate.

LIBOR        London Interbank Offer Rate.

+            Amount rounds to less than 0.1%.

REIT         Real Estate Investment Trust.

BPS          Basis Point.

(A.D.R.)     American Depositary Receipts.

(G.D.R.)     Global Depositary Receipts.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2017, the value of these securities amounted to $23,281,001, or 3.5% of net assets.

(a) Security is valued using fair value methods (other than prices supplied by independent pricing services). See notes to the Financial Statements -- Note 1A.

(b)          Non-income producing security.

(c) All or a portion of this security is held by Pioneer Cayman Commodity Fund Ltd.

(d) The interest rate is subject to change periodically. The interest rate, reference index and spread shown at October 31, 2017.

(e)          Security is perpetual in nature and has no stated maturity date.

(f) Security issued with a zero coupon. Income is recognized through accretion of discount.

(g) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at October 31, 2017.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2017, were as follows:.

-------------------------------------------------------------------------------------
                                                Purchases              Sales
-------------------------------------------------------------------------------------
Long-Term U.S. Government                       $   46,951,752         $   47,291,863
Other Long-Term Securities                      $1,621,917,563         $1,769,905,033

The Fund is permitted to engage in purchase and sale transactions (cross trades) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc., formerly Pioneer Investment Management, Inc. (the "Adviser") serves as the Fund's investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended October 31, 2017, the Fund engaged in purchases and sales pursuant to these procedures amounting to $6,930,407 and $19,195,568, respectively, which resulted in a net realized gain (loss) of $0.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 29

SWAP CONTRACTS
TOTAL RETURN SWAP CONTRACTS
Over The Counter (OTC)

--------------------------------------------------------------------------------------------------------------------
Notional                       Obligation       Pay/                       Expiration    Unrealized      Market
Amount        Counterparty     Reference        Receive      Coupon        Date          Appreciation    Value
--------------------------------------------------------------------------------------------------------------------
     415,832  Citibank NA      ETFMG Prime      Pay          3M Libor +     6/15/18      $    97,043     $    97,043
                               Cyber Security                20bps
                               ETF
     351,467  Citibank NA      VanEck Vectors   Pay          3M Libor +     6/18/18          400,362         400,362
                               Vietnam ETF                   20bps
     114,021  Citibank NA      VanEck Vectors   Pay          3M Libor +     6/18/18          119,484         119,484
                               Vietnam ETF                   20bps
       6,603  Citibank NA      VanEck Vectors   Pay          3M Libor +     6/18/18            6,925           6,925
                               Vietnam ETF                   20bps
     202,095  Goldman          Goldman Sachs    Pay          3M Libor +      5/4/18          929,639         929,639
              Sachs            Total Cash                    39bps
              International    Return Index*
EUR    1,172  Societe          Solactive        Pay          3M Euribor +   6/12/18          295,104         295,104
              Generale SA      European                      30bps
                               Buyback Index
EUR    1,253  Societe          Solactive        Pay          3M Euribor +  10/15/18           88,078          88,078
              Generale SA      European                      55bps
                               Buyback Index
--------------------------------------------------------------------------------------------------------------------
TOTAL SWAP CONTRACTS                                                                     $ 1,936,635     $ 1,936,635
====================================================================================================================

* Represents a custom basket index. The underlying investments of the index as of October 31, 2017 were as follows:

--------------------------------------------------------------------------------------------------------------------
Index Description                                         Shares                  Value                  % of basket
--------------------------------------------------------------------------------------------------------------------
AbbVie, Inc.                                                 263                  $ 23,771                     2.56%
AES Corp.                                                   1536                    16,324                     1.76%
American Airlines Group, Inc.                                408                    19,080                     2.05%
American International Group, Inc.                           285                    18,423                     1.98%
Ameriprise Financial, Inc.                                   136                    21,265                     2.29%
AmerisourceBergen Corp.                                      212                    16,288                     1.75%
Apple, Inc.                                                  121                    20,438                     2.20%
Applied Materials, Inc.                                      428                    24,134                     2.60%
Archer-Daniels-Midland Co.                                   380                    15,516                     1.67%
Assurant, Inc.                                               180                    18,164                     1.95%
Boeing Co.                                                    94                    24,242                     2.61%
Capital One Financial Corp.                                  216                    19,918                     2.14%
CBS Corp.                                                    261                    14,644                     1.57%
CenturyLink, Inc.                                            677                    12,849                     1.38%
Corning, Inc.                                                602                    18,849                     2.03%
DENTSPLY SIRONA, Inc.                                        275                    16,772                     1.80%
Discover Financial Services                                  277                    18,461                     1.99%
EBay, Inc.                                                   520                    19,567                     2.10%
Equity Residential                                           269                    18,089                     1.95%
Express Scripts Holding Co.                                  283                    17,354                     1.87%

The accompanying notes are an integral part of these financial statements.

30 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

--------------------------------------------------------------------------------------------------------------------
Index Description                                         Shares                  Value                  % of basket
--------------------------------------------------------------------------------------------------------------------
F5 Networks, Inc.                                            134                  $ 16,311                     1.75%
General Electric Co.                                         599                    12,078                     1.30%
Gilead Sciences, Inc.                                        253                    18,992                     2.04%
HCA Healthcare, Inc.                                         206                    15,603                     1.68%
HP, Inc.                                                     923                    19,888                     2.14%
LyondellBasell Industries NV                                 205                    21,214                     2.28%
McDonald's Corp.                                             124                    20,717                     2.23%
Michael Kors Holdings Ltd.                                   465                    22,709                     2.44%
Monster Beverage Corp.                                       383                    22,171                     2.38%
Motorola Solutions, Inc.                                     202                    18,291                     1.97%
Navient Corp.                                               1143                    14,237                     1.53%
NetApp, Inc.                                                 436                    19,360                     2.08%
NRG Energy, Inc.                                            1028                    25,692                     2.76%
ONEOK, Inc.                                                  330                    17,916                     1.93%
Procter & Gamble Co.                                         199                    17,171                     1.85%
PulteGroup, Inc.                                             766                    23,160                     2.49%
Qorvo, Inc.                                                  255                    19,354                     2.08%
Quest Diagnostics, Inc.                                      165                    15,438                     1.66%
Seagate Technology PLC                                       412                    15,241                     1.64%
Sysco Corp.                                                  329                    18,272                     1.97%
Target Corp.                                                 311                    18,360                     1.97%
TransDigm Group, Inc.                                         70                    19,534                     2.10%
Tyson Foods, Inc.                                            270                    19,706                     2.12%
United Continental Holdings, Inc.                            247                    14,466                     1.56%
Valero Energy Corp.                                          269                    21,207                     2.28%
Western Union Co.                                            875                    17,368                     1.87%
Weyerhaeuser Co.                                             513                    18,414                     1.98%
Williams Cos, Inc.                                           567                    16,160                     1.74%
XL Group Ltd.                                                415                    16,795                     1.81%
Yum! Brands, Inc.                                            264                    19,666                     2.12%
--------------------------------------------------------------------------------------------------------------------
Totals                                                                            $929,639                   100.00%
====================================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 31

FUTURES CONTRACTS
INDEX FUTURES CONTRACTS

--------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional           Market             Unrealized
Long         Description        Date          Amount             Value              Depreciation
--------------------------------------------------------------------------------------------------
      555    Dow Jones          12/15/17      $    17,839,573    $  17,538,000      $     (301,573)
             U.S. Real Estate
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Number of                                                                           Unrealized
Contracts                       Expiration    Notional           Market             Appreciation
Short        Description        Date          Amount             Value              (Depreciation)
--------------------------------------------------------------------------------------------------
    1,148    Euro Stoxx 50      12/15/17      $    46,712,063    $  49,190,307      $   (2,478,244)
      195    FTSE/MIB           12/15/17           25,012,154       25,868,417            (856,263)
      224    Hang Seng          11/29/17           16,424,984       16,527,615            (102,631)
             China Enterprises
      461    Mexican Bolsa      12/15/17           12,150,735       11,740,346             410,389
      224    MSCI China Free    12/15/17            9,839,200        9,906,400             (67,200)
      111    Nasdaq 100         12/15/17           13,187,000       13,874,445            (687,445)
             E-MINI
       90    Nikkei 225         12/7/17             9,787,500       10,001,250            (213,750)
      103    S&P 500            12/15/17           13,199,412       13,249,662             (50,250)
             E-MINI
--------------------------------------------------------------------------------------------------
TOTAL INDEX FUTURES                           $   146,313,048    $ 150,358,442      $   (4,045,394)
==================================================================================================

FIXED INCOME INDEX FUTURES CONTRACT

--------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional           Market             Unrealized
Short        Description        Date          Amount             Value              (Depreciation)
--------------------------------------------------------------------------------------------------
       35    Euro-Bond          12/7/17       $     6,571,299    $   6,636,131      $      (64,832)
--------------------------------------------------------------------------------------------------

CURRENCY FUTURES CONTRACTS

--------------------------------------------------------------------------------------------------
Number of
Contracts                       Expiration    Notional           Market             Unrealized
Short        Description        Date          Amount             Value              Appreciation
--------------------------------------------------------------------------------------------------
      492    Euro               12/18/17      $    73,088,733    $  71,838,150      $    1,250,583
      218    Mexican Peso       12/18/17            5,803,999        5,646,200             157,799
--------------------------------------------------------------------------------------------------
TOTAL CURRENCY FUTURES                             78,892,732       77,484,350           1,408,382
==================================================================================================
TOTAL FUTURES CONTRACTS                       $  (213,937,506)   $(216,940,923)     $   (3,003,417)
==================================================================================================

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR -- Euro

JPY -- Japanese Yen

The accompanying notes are an integral part of these financial statements.

32 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

At October 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $565,560,226 was as follows:

Aggregate gross unrealized appreciation for all investments in which
   there is an excess of value over tax cost                                    $ 72,996,804
Aggregate gross unrealized depreciation for all investments in which
   there is an excess of tax cost over value                                     (13,652,771)
                                                                                ------------
Net unrealized appreciation                                                     $ 59,344,033
                                                                                ============

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels below.

   Level 1 -- quoted prices in active markets for identical securities.

   Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

   Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of October 31, 2017, in valuing the Fund's investments.

----------------------------------------------------------------------------------------------------------
                                     Level 1            Level 2            Level 3         Total
----------------------------------------------------------------------------------------------------------
Preferred Stock
  Real Estate
     Retail REIT                     $            --    $          --      $   161,195     $       161,195
Common Stocks
  Banks
     Diversified Banks                    77,824,622        2,625,936               --          80,450,558
All Other Common Stocks                  389,467,949               --               --         389,467,949
Corporate Bonds                                   --       26,040,695               --          26,040,695
U.S. Government and
  Agency Obligations                              --       47,413,041               --          47,413,041
Foreign Government Bonds                          --       19,556,846               --          19,556,846
Mutual Funds                              39,405,732               --               --          39,405,732
Commercial Papers                                 --        4,509,856               --           4,509,856
Repurchase Agreements                             --        5,320,000               --           5,320,000
Call Options Purchased                            --        8,553,513               --           8,553,513
Exchange-Traded Call
  Options Purchased                        4,006,213               --               --           4,006,213
Put Option Purchased                              --        1,109,949               --           1,109,949
----------------------------------------------------------------------------------------------------------
Total Investments
  in Securities                      $   510,704,516    $ 115,129,836      $   161,195     $   625,995,547
==========================================================================================================
Other Financial Instruments
Net unrealized depreciation
  on futures contracts                    (3,003,417)              --               --          (3,003,417)
Swap contracts, at value                          --        1,936,635               --           1,936,635
----------------------------------------------------------------------------------------------------------
Total Other
  Financial Instruments              $    (3,003,417)   $   1,936,635      $        --     $    (1,066,782)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 33

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

----------------------------------------------------------------------------------------------------------
                                                                                           Preferred Stock
----------------------------------------------------------------------------------------------------------
Balance as of 10/31/16                                                                     $            --
Realized gain (loss)(1)                                                                                 --
Changed in unrealized appreciation (depreciation)(2)                                               (13,225)
Purchases                                                                                               --
Sales                                                                                                   --
Transfers into Level 3*                                                                            174,420
----------------------------------------------------------------------------------------------------------
Balance as of 10/31/17                                                                     $       161,195
==========================================================================================================

(1) Realized gain (loss) on these securities is included in the realized gain (loss) on investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

* Transfers are calculated on the beginning of period values. During the year ended October 31, 2017, there were no transfers between Levels 1 and 2. A security valued at $174,420 transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine its value.

        Net change in unrealized depreciation of Level 3 investments still held and
        considered Level 3 at October 31, 2017:                                            $       (13,225)
                                                                                           ---------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Statement of Assets and Liabilities | 10/31/17 (Consolidated)

ASSETS:
  Investments in unaffiliated issuers, at value (cost $557,765,272)  $ 625,995,547
  Cash                                                                   3,801,605
  Foreign currencies, at value (cost $17,544,545)                       17,568,150
  Swaps contracts, at value                                              1,936,635
  Futures collateral                                                    12,252,000
  Due from broker for futures and options                                2,953,843
  Receivables --
     Investment securities sold                                          7,513,874
     Fund shares sold                                                      530,534
     Interest                                                              692,661
     Dividends                                                             498,879
  Due from the Adviser                                                      42,576
  Other assets                                                             241,560
----------------------------------------------------------------------------------
         Total assets                                                $ 674,027,864
==================================================================================
LIABILITIES:
  Payables --
     Investment securities purchased                                 $     808,359
     Fund shares repurchased                                               459,359
     Distributions                                                             282
     Trustees' fees                                                          2,475
  Swaps collateral                                                       1,200,000
  Futures collateral                                                     1,392,000
  Options collateral                                                     7,430,000
  Variation margin for futures contracts                                   568,501
  Net unrealized depreciation on futures contracts                       3,003,417
  Reserve for repatriation taxes                                            21,212
  Due to affiliates                                                        130,716
  Accrued expenses and other liabilities                                   317,676
----------------------------------------------------------------------------------
          Total liabilities                                          $  15,333,997
==================================================================================
NET ASSETS:
  Paid-in capital                                                    $ 547,696,914
  Undistributed net investment income                                    3,466,674
  Accumulated net realized gain on investments                          40,360,330
  Net unrealized appreciation on investments (net of foreign capital
     gains tax of $24,506)                                              67,169,949
----------------------------------------------------------------------------------
         Net assets                                                  $ 658,693,867
==================================================================================
NET ASSET VALUE PER SHARE:
No par value (unlimited number of shares authorized)
  Class A (based on $140,277,729/9,902,202 shares)                   $       14.17
  Class C (based on $148,590,826/10,649,550 shares)                  $       13.95
  Class R (based on $278,829/19,754 shares)*                         $       14.11
  Class Y (based on $369,546,483/25,984,927 shares)                  $       14.22
MAXIMUM OFFERING PRICE:
  Class A ($14.17/95.5%)                                             $       14.84
==================================================================================

* Net assets divided by shares does not equal net asset value per share due to rounding.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 35

Statement of Operations (Consolidated)

For the Year Ended 10/31/17

INVESTMENT INCOME:
  Interest from unaffiliated issuers (net of foreign
     taxes withheld $16,555)                                         $  4,735,377
  Dividends from unaffiliated issuers (net of
     foreign taxes withheld $632,316)                                   9,686,226
----------------------------------------------------------------------------------------------------
        Total investment income                                                        $ 14,421,603
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $  4,448,375
  Administrative expense                                                  215,232
  Transfer agent fees
     Class A                                                              133,329
     Class C                                                              151,983
     Class R                                                                  753
     Class Y                                                              367,689
  Distribution fees
     Class A                                                              354,458
     Class C                                                            1,576,694
     Class R                                                                1,447
  Shareholder communications expense                                       31,039
  Custodian fees                                                          221,037
  Registration fees                                                        78,109
  Professional fees                                                        90,822
  Printing expense                                                         46,909
  Trustees' fees                                                           25,607
  Pricing expense                                                           4,310
  Miscellaneous                                                           160,044
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  7,907,837
     Less fees waived and expenses reimbursed by the Adviser                               (160,390)
----------------------------------------------------------------------------------------------------
     Net expenses                                                                      $  7,747,447
----------------------------------------------------------------------------------------------------
         Net investment income                                                         $  6,674,156
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain (loss) on:
     Investments in unaffiliated issuers                             $ 69,600,411
     Futures contracts                                                (15,411,359)
     Swap contracts                                                     6,959,575
     Written options                                                    2,333,085
     Forward foreign currency contracts                                  (131,948)
     Other assets and liabilities denominated in
        foreign currencies                                             (1,544,825)     $ 61,804,939
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) on:
     Investments in unaffiliated issuers (net of foreign capital
        gains tax of $24,506)                                        $ 42,561,161
     Futures contracts                                                 (3,732,229)
     Swap contracts                                                       994,797
     Other assets and liabilities denominated
        in foreign currencies                                             105,232      $ 39,928,961
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments                               $101,733,900
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $108,408,056
====================================================================================================

The accompanying notes are an integral part of these financial statements.

36 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Statements of Changes in Net Assets (Consolidated)

----------------------------------------------------------------------------------------------------
                                                                  Year Ended         Year Ended
                                                                  10/31/17           10/31/16*
----------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                      $     6,674,156    $    9,508,767
Net realized gain (loss) on investments                                61,804,939       (16,682,296)
Change in net unrealized appreciation (depreciation)
  on investments                                                       39,928,961        10,119,970
----------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations        $   108,408,056    $    2,946,441
----------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.12 and $0.18 per share, respectively)               $    (1,416,002)   $   (2,927,845)
  Class C ($0.06 and $0.12 per share, respectively)                      (820,498)       (1,997,821)
  Class R ($0.08 and $0.15 per share, respectively)                        (2,157)           (3,054)
  Class Y ($0.16 and $0.20 per share, respectively)                    (4,306,248)       (6,031,318)
Net realized gain:
  Class A ($0.00 and $0.56 per share, respectively)                            --        (9,239,156)
  Class C ($0.00 and $0.56 per share, respectively)                            --        (9,649,365)
  Class R ($0.00 and $0.56 per share, respectively)                            --            (7,412)
  Class Y ($0.00 and $0.56 per share, respectively)                            --       (16,206,495)
----------------------------------------------------------------------------------------------------
        Total distributions to shareowners                        $    (6,544,905)   $  (46,062,466)
====================================================================================================
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                  $   127,803,029    $  211,568,038
Reinvestment of distributions                                           5,535,308        39,206,409
Cost of shares repurchased                                           (267,730,775)      323,047,284)
----------------------------------------------------------------------------------------------------
      Net decrease in net assets from Fund
         share transactions                                       $  (134,392,438)   $  (72,272,837)
----------------------------------------------------------------------------------------------------
      Net decrease in net assets                                  $   (32,529,287)   $ (115,388,862)
NET ASSETS:
Beginning of year                                                 $   691,223,154    $  806,612,016
----------------------------------------------------------------------------------------------------
End of year                                                       $   658,693,867    $  691,223,154
----------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net
  investment income                                               $     3,466,674    $      (58,262)
====================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 37

-----------------------------------------------------------------------------------------------
                               Year Ended     Year Ended         Year Ended     Year Ended
                               10/31/17       10/31/17           10/31/16       10/31/16
                               Shares         Amount             Shares*        Amount*
-----------------------------------------------------------------------------------------------
Class A
Shares sold                     1,560,400     $  19,940,069        2,996,542    $   35,560,866
Reinvestment of
   distributions                  100,053         1,248,365          954,082        11,340,896
Less shares repurchased        (5,467,662)      (68,177,267)      (6,720,960)      (79,627,835)
-----------------------------------------------------------------------------------------------
      Net decrease             (3,807,209)    $ (46,988,833)      (2,770,336)   $  (32,726,073)
-----------------------------------------------------------------------------------------------
Class C
Shares sold                       727,136     $   9,039,802        2,308,657    $   26,738,368
Reinvestment of
   distributions                   53,726           643,644          791,996         9,322,205
Less shares repurchased        (5,156,033)      (64,137,045)      (5,484,599)      (64,227,696)
-----------------------------------------------------------------------------------------------
      Net decrease             (4,375,171)    $ (54,453,599)      (2,383,946)   $  (28,167,123)
===============================================================================================
Class R
Shares sold                         8,525     $     103,330           25,082    $      289,938
Reinvestment of
   distributions                       70               841              557             6,624
Less shares repurchased           (12,309)         (151,715)         (11,638)         (134,805)
-----------------------------------------------------------------------------------------------
      Net increase
           (decrease)              (3,714)    $     (47,544)          14,001    $      161,757
===============================================================================================
Class Y
Shares sold                     7,774,087     $  98,719,828       12,560,341    $  148,978,866
Reinvestment of
   distributions                  288,109         3,642,458        1,554,509        18,536,684
Less shares repurchased       (10,856,968)     (135,264,748)     (15,118,203)     (179,056,948)
-----------------------------------------------------------------------------------------------
      Net decrease             (2,794,772)    $ (32,902,462)      (1,003,353)   $  (11,541,398)
===============================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

The accompanying notes are an integral part of these financial statements.

38 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Financial Highlights (Consolidated)

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year          Year         Year
                                                                   Ended        Ended        Ended         Ended        Ended
                                                                   10/31/17     10/31/16*    10/31/15*     10/31/14*    10/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                               $   12.03    $   12.68    $   12.94     $   13.33    $   11.76
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $    0.14(a) $    0.16(a) $    0.17(a)  $    0.27    $    0.21
  Net realized and unrealized gain (loss) on investments                2.12        (0.07)        0.20         (0.09)        1.51
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $    2.26    $    0.09    $    0.37     $    0.18    $    1.72
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                            $   (0.12)   $   (0.18)   $   (0.30)    $   (0.08)   $   (0.15)
  Net realized gain                                                       --        (0.56)       (0.33)        (0.49)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $   (0.12)   $   (0.74)   $   (0.63)        (0.57)   $   (0.15)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $    2.14    $   (0.65)   $   (0.26)    $   (0.39)   $    1.57
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   14.17    $   12.03    $   12.68     $   12.94    $   13.33
==================================================================================================================================
Total return (b)                                                        18.96%       0.88%        2.85%         1.45%       14.72%
Ratio of net expenses to average net assets (c)                         1.18%        1.19%        1.20%         1.23%        1.20%
Ratio of net investment income (loss) to average net assets             1.08%        1.38%        1.33%         1.60%        1.82%
Portfolio turnover rate                                                  292%         230%         295%          383%         288%
Net assets of, end of period (in thousands)                        $ 140,278    $ 164,898    $ 209,001     $ 227,251    $ 335,398
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (c)                              1.18%        1.19%        1.26%         1.23%        1.23%
  Net investment income (loss) to average net assets                    1.08%        1.38%        1.27%         1.60%        1.79%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 39

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year          Year         Year
                                                                   Ended        Ended        Ended         Ended        Ended
                                                                   10/31/17     10/31/16*    10/31/15*     10/31/14*    10/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                               $   11.88    $   12.56    $   12.78     $   13.21    $   11.66
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $    0.04(a) $    0.07(a) $    0.07(a)  $    0.13    $    0.12
  Net realized and unrealized gain (loss) on investments                2.09        (0.07)        0.20         (0.05)        1.50
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $    2.13    $      --    $    0.27     $    0.08    $    1.62
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                            $   (0.06)   $   (0.12)   $   (0.16)    $   (0.02)   $   (0.07)
  Net realized gain                                                       --        (0.56)       (0.33)        (0.49)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $   (0.06)   $   (0.68)   $   (0.49)    $   (0.51)   $   (0.07)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $    2.07    $   (0.68)   $   (0.22)    $   (0.43)   $    1.55
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   13.95    $   11.88    $   12.56     $   12.78    $   13.21
==================================================================================================================================
Total return (b)                                                       18.01%        0.09%        2.12%         0.60%       13.93%
Ratio of net expenses to average net assets (c)                         1.93%        1.94%        2.01%         1.97%        1.98%
Ratio of net investment income (loss) to average net assets             0.34%        0.63%        0.52%         0.89%        1.05%
Portfolio turnover rate                                                  292%         230%         295%          383%         288%
Net assets of, end of period (in thousands)                        $ 148,591    $ 178,457    $ 218,597     $ 238,164    $ 251,889
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

40 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year          Year
                                                                   Ended        Ended        Ended         Ended        9/13/13 to
                                                                   10/31/17     10/31/16*    10/31/15*     10/31/14*    10/31/13
------------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                               $  12.00     $  12.69     $  12.92      $  13.32     $  12.87(a)
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $   0.08(b)  $   0.10(b)  $   0.06(b)   $   0.15     $   0.05
  Net realized and unrealized gain (loss) on investments               2.11        (0.08)        0.19          0.00(c)      0.44
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $   2.19     $   0.02     $   0.25      $   0.15     $   0.49
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                            $  (0.08)    $  (0.15)    $  (0.15)     $  (0.06)    $  (0.04)
  Net realized gain                                                      --        (0.56)       (0.33)        (0.49)          --
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $  (0.08)    $  (0.71)    $  (0.48)     $  (0.55)    $  (0.04)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $   2.11     $  (0.69)    $  (0.23)     $  (0.40)    $   0.45
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $  14.11     $  12.00     $  12.69      $  12.92     $  13.32
====================================================================================================================================
Total return (d)                                                      18.35%        0.34%        1.90%         1.19%        4.76%(e)
Ratio of net expenses to average net assets (f)                        1.62%        1.71%        2.01%         1.55%        1.36%(g)
Ratio of net investment income (loss) to average net assets            0.64%        0.86%        0.47%         1.40%        2.96%(g)
Portfolio turnover rate                                                 292%         230%         295%          383%         288%
Net assets of, end of period (in thousands)                        $    279     $    282     $    120      $     74     $     10
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (f)                             1.62%        1.71%        2.01%         1.55%        1.36%(g)
  Net investment income (loss) to average net assets                   0.64%        0.86%        0.47%         1.40%        2.96%(g)
====================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) Class R shares beginning capital was recorded on inception date at $10.00 per share.

(b) The per-share data presented above is based on the average shares outstanding for the period presented.

(c)  Amount rounds to less than $0.01 or $(0.01) per share.

(d) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(e)  Not annualized.

(f)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, and 0.00%, respectively.

(g)  Annualized.

The accompanying notes are an integral part of these financial statements.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 41

----------------------------------------------------------------------------------------------------------------------------------
                                                                   Year         Year         Year          Year         Year
                                                                   Ended        Ended        Ended         Ended        Ended
                                                                   10/31/17     10/31/16*    10/31/15*     10/31/14*    10/31/13
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                               $   12.08    $   12.72    $   12.97     $   13.37    $   11.79
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
  Net investment income (loss)                                     $    0.18(a) $    0.20(a) $    0.21(a)  $    0.27    $    0.25
  Net realized and unrealized gain (loss) on investments                2.12        (0.08)        0.20         (0.05)        1.52
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations                 $    2.30    $    0.12    $    0.41     $    0.22    $    1.77
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners from:
  Net investment income                                            $   (0.16)   $   (0.20)   $   (0.33)    $   (0.13)   $   (0.19)
  Net realized gain                                                       --        (0.56)       (0.33)        (0.49)          --
----------------------------------------------------------------------------------------------------------------------------------
Total distributions                                                $   (0.16)   $   (0.76)   $   (0.66)    $   (0.62)   $   (0.19)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                         $    2.14    $   (0.64)   $   (0.25)    $   (0.40)   $    1.58
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                     $   14.22    $   12.08    $   12.72     $   12.97    $   13.37
==================================================================================================================================
Total return (b)                                                       19.24%        1.17%        3.20%         1.70%       15.07%
Ratio of net expenses to average net assets (c)                         0.90%        0.90%        0.90%         0.95%        0.90%
Ratio of net investment income (loss) to average net assets             1.37%        1.65%        1.63%         1.92%        2.11%
Portfolio turnover rate                                                  292%         230%         295%          383%         288%
Net assets of, end of year (in thousands)                          $ 369,546    $ 347,586    $ 378,895     $ 401,336    $ 427,190
Ratios with no waiver of fees and assumption of expenses by the
  Adviser and no reduction for fees paid indirectly:
  Total expenses to average net assets (c)                              0.95%        0.96%        1.02%         1.00%        0.98%
  Net investment income (loss) to average net assets                    1.32%        1.59%        1.52%         1.92%        2.03%
==================================================================================================================================

* The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.

(a) The per-share data presented above is based on the average shares outstanding for the period presented.

(b) Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

(c)  Includes interest expense of 0.00%, 0.00%, 0.00%, 0.05%, and 0.00%, respectively.

The accompanying notes are an integral part of these financial statements.

42 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Notes to Financial Statements 10/31/17 (Consolidated)

1. Organization and Significant Accounting Policies

Pioneer Flexible Opportunities Fund (the Fund) is one of two portfolios comprising Pioneer Series Trust VI, a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek total return.

The Fund offers four classes of shares designated as Class A, Class C, Class R and Class Y shares. Class Z shares converted to Class Y shares as of the close of business on August 7, 2015. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board of Trustees the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollarweighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares.

On July 3, 2017, Amundi acquired Pioneer Investments, a group of asset management companies located throughout the world. Amundi, one of the world's largest asset managers, is headquartered in Paris, France. As a result of the transaction, Pioneer Investment Management, Inc., the Fund's investment adviser, became an indirect wholly owned subsidiary of Amundi and Amundi's wholly owned subsidiary, Amundi USA, Inc. Prior to July 3, 2017, Pioneer Investments was owned by Pioneer Global Asset Management S.p.A., a wholly owned subsidiary of UniCredit S.p.A.

In connection with the transaction, the names of the Fund's investment adviser and principal underwriter changed. Effective July 3, 2017, the name of Pioneer Investment Management, Inc. changed to Amundi Pioneer Asset Management, Inc. (the Adviser) and the name of Pioneer Funds Distributor, Inc. changed to Amundi Pioneer Distributor, Inc. (the Distributor).

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 43

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization. In addition to introducing two new regulatory reporting forms (Form N-PORT and Form N-CEN), the Final Rule amends Regulation S-X, which impacts financial statement presentation, particularly related to the presentation of derivative investments. The Fund's financial statements were prepared in compliance with the amendments to Regulation S-X.

The consolidated financial statements of the Fund include the accounts of the Pioneer Cayman Commodity Fund Ltd. (the Subsidiary). All intercompany accounts and transactions have been eliminated. The Subsidiary, a Cayman Islands exempted company, was incorporated on February 10, 2010, and is wholly-owned and controlled by the Fund. The Fund is the sole shareholder of the Subsidiary. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. The Fund and the Subsidiary are both managed by the Adviser. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund. As of October 31, 2017, the Subsidiary represented $6,812,615, or approximately 1.03%, of the net assets of the Fund.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by

44 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

     Securities or loan interests for which independent pricing services or broker dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser, pursuant to procedures adopted by the Fund's Board of Trustees. The Adviser's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts), are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 45

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Futures contracts are generally valued at the closing settlement price established by the exchange on which they are traded.

     Options contracts are generally valued at the mean between the last bid and ask prices on the principal exchange where they are traded. Over-the-counter (OTC) options and options on swaps (swaptions) are valued using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument.

     At October 31, 2017, there was one security that was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 0.02% of net assets. The value of this fair valued security is $161,195.

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities. Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

46 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in the market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Futures Contracts

     The Fund may enter into futures transactions in order to attempt to hedge against changes in interest rates, securities prices and currency exchange rates or to seek to increase total return. Futures contracts are types of derivatives. All futures contracts entered into by the Fund are traded on a futures exchange. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. The amount of cash deposited with the broker as collateral at October 31, 2017, is recorded as "Futures collateral" in the Statement of Assets and Liabilities.

     Subsequent payments for futures contracts (variation margin) are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract as well as any fluctuation in foreign currency exchange rates where applicable. Futures contracts are subject to market risk, interest rate risk and currency exchange rate risk. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The average value of contracts open during the year ended October 31, 2017 was $(71,072,598).

     Futures contracts outstanding at October 31, 2017 are listed in the Schedule of Investments.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 47

E.   Forward Foreign Currency Contracts

     The Fund may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     At October 31, 2017, the Fund entered into various forward foreign currency contracts that obligate the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Fund may close out such contract by entering into an offsetting contract. The average value of forward foreign currency contracts open during the year ended October 31, 2017 was $(430,594).

     There were no forward foreign currency contracts outstanding at October 31, 2017.

F.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of October 31, 2017, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

48 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

     At October 31, 2017, the Fund reclassified $3,395,685 to increase undistributed net investment income, $1,375,392 to decrease accumulated net realized gain on investments and $2,020,293 to decrease paid-in capital to reflect permanent book/tax differences. These adjustments have no impact on net impact on net assets or results of operations.

     During the year ended October 31, 2017, a capital loss carryforward of $17,503,920 was utilized to offset net realized gains by the Fund.

     The tax character of distributions paid during the fiscal years ended October 31, 2017 and October 31, 2016, were as follows:

     --------------------------------------------------------------------------------------
                                                                 2017                  2016
     --------------------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                       $6,544,905           $10,960,038
     Long-term capital gain                                        --            35,102,428
     --------------------------------------------------------------------------------------
        Total                                              $6,544,905           $46,062,466
     ======================================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2017:

     --------------------------------------------------------------------------------------
                                                                                       2017
     --------------------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                             $ 35,164,458
     Undistributed long term capital gain                                        16,457,500
     Unrealized appreciation                                                     59,374,995
     --------------------------------------------------------------------------------------
           Total                                                               $110,996,953
     ======================================================================================

     The difference between book-basis and tax-basis net unrealized appreciation is attributable to the tax deferral of losses on wash-sales, adjustments relating to the mark-to-market of futures contracts, tax basis adjustments on Real Estate Investment Trust (REIT), partnerships and swaps, and common stock holdings.

G.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Distributor earned $14,486 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2017.

H.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class C and Class R shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 49 paid to the Fund's transfer agent for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class C, Class R and Class Y shares can reflect different transfer agent and distribution expense rates.

I.   Risks

     The value of securities held by the fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates and economic and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

     The Fund may gain exposure to commodities (such as oil and precious metals) through investment in commodity-related investments, including commodity-linked derivatives, ETFs and leveraged or unleveraged commodity-linked notes (derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices).The Fund also may invest in equity securities of issuers in commodity-related industries. The Fund's investments in commodity-related investments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-related investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-related investments may be more volatile than the underlying commodities. In addition, commodity-linked investments are subject to counterparty risk due to there being a relatively small number of issuers. The Fund gains exposure to commodity-related investments by investing in the Subsidiary, a foreign

50 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 entity that is treated as a controlled foreign corporation for U.S. federal income tax purposes. The Fund may invest up to 25% of its total assets in the Subsidiary. The Fund's ability to invest in commodity-related investments, and the means through which any such investments may be made, is limited by tax considerations.

     The Fund may invest in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

     Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities and could also result in increased redemptions from the Fund.

     Certain securities in which the Fund invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sale proceeds until that time, which may constrain the Fund's ability to meet its obligations (including obligations to redeeming shareholders).

J.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specific price, which is typically higher than the purchase price paid by the Fund. The securities purchased serve as the Fund's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Adviser is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss to the Fund. Additionally, if the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of October 31, 2017 are disclosed in the Fund's Schedule of Investments.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 51

K.   Option Writing

     The Fund may write put and covered call options to seek to increase total return. When an option is written, the Fund receives a premium and becomes obligated to purchase or sell the underlying security at a fixed price, upon the exercise of the option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

     The average value of contracts open during the year ended October 31, 2017 was $(484,440). There were no written option contracts outstanding as of October 31, 2017.

L.   Purchased Options

     The Fund may purchase put and call options to seek to increase total return. Purchased call and put options entitle the Fund to buy and sell a specified number of shares or units of a particular security, currency or index at a specified price at a specific date or within a specific period of time. Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. All premiums are marked-to-market daily, and any unrealized appreciation or depreciation are recorded in the Fund's financial statements. As the purchaser of an index option, the Fund has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. Premiums paid for purchased calls and put options which have expired are treated as realized losses on investments in the Statement of Operations. Upon the exercise or closing of a purchased put option, the premium is offset against the proceeds on the sale of the underlying security or financial instrument in order to determine the realized gain or loss on investments. Upon the exercise or closing of a purchased call option, the premium is added to the cost of the security or financial instrument. The risk associated with purchasing options is limited to the premium originally paid. The amount of cash deposited with the broker as collateral at October 31,

52 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

     2017 is recorded as "Options collateral" in the Statement of Assets and Liabilities. The average value of contracts open during the year ended October 31, 2017, was $5,202,468. Purchased options open at year end are listed in the Fund's Schedule of Investments.

M.   Credit Default Swap Contracts

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may sell or buy credit default swap contracts to seek to increase the Fund's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term of the contract, provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Fund, as the protection buyer, is recorded as a component of unrealized appreciation/depreciation on open swap contracts in the Statement of Assets and Liabilities. Periodic payments received or paid by the Fund are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within "Swap contracts, at value" line item in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 53 protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     There were no credit default swap contracts held during the year ended October 31, 2017.

N.   Total Return Swap Contracts

     The Fund may enter into a total return swap to attempt to manage and/or gain exposure to a security or market. Pursuant to a total return swap contract, the Fund negotiates with a counterparty to exchange a periodic stream of payments. One party makes payments based on the total return of a reference asset (such as a security or a basket of securities or securities index), and in return receives fixed or floating rate interest payments. The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments. To the extent that the total return of the reference asset exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty.

     Total return swap contracts are marked-to-market daily using valuations supplied by independent sources, and the change in value, if any, is recorded within "Swap contracts, at value" in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Total return swap contracts are subject to counterparty risk and unanticipated movements in value of exchange rates, interest rates, securities or the index.

     The amount of cash deposited with the broker as collateral at October
     31, 2017 is recorded as "Swaps collateral" in the Statement of Assets and Liabilities. Open total return swap contracts at October 31, 2017 are listed in the Schedule of Investments. The average value of total return swap contracts open during the year ended October 31, 2017 was $987,847.

2. Management Agreement

The Adviser manages the Fund's portfolio. Management fees are calculated daily at an annual rate of 0.70% of the average daily net assets of the Fund, excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee.

54 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

The Subsidiary has entered into a separate management contract with the Adviser, pursuant to which the Adviser manages the assets of the Subsidiary. As compensation for its management services to the Subsidiary and expenses incurred with respect to the Subsidiary, the Subsidiary pays the Adviser a fee at the annual rate of 0.70% of the Subsidiary's average daily net assets.

The Adviser has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 1.20% and 0.90% of the average daily net assets attributable to Class A and Class Y shares, respectively. These expense limitations are in effect through March 1, 2018. Fees waived and expenses reimbursed during the year ended October 31, 2017 are reflected in the Statement of Operations. Fees and expenses of other investment companies in which the Fund may invest are not included in the expense limitations noted above. There can be no assurance that the Adviser will extend the expense limitation agreement for a class of shares beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $95,284 in management fees, administrative costs and certain other reimbursements payable to the Adviser at October 31, 2017.

3. Transfer Agent

Boston Financial Data Services, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund's omnibus relationship contracts.

In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the year ended October 31, 2017, such out-of-pocket expenses by class of shares were as follows:

---------------------------------------------------------------------------
Shareholder Communications
---------------------------------------------------------------------------
Class A                                                            $  7,438
Class C                                                               1,269
Class R                                                                  81
Class Y                                                              22,251
---------------------------------------------------------------------------
       Total                                                        $31,039
===========================================================================

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 55

4. Distribution Plan

The Fund has adopted a distribution plan (the Plan) pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class C and Class R shares. Pursuant to the Plan, the Fund pays the Distributor 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays the Distributor 1.00% of the average daily net assets attributable to Class C shares. The fee for Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class C shares. Included in "Due to affiliates" reflected in the Statement of Assets and Liabilities is $35,432 in distribution fees payable to the Distributor at October 31, 2017.

The Fund also has adopted a separate service plan for Class R shares (Service Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.50% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R and Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Redemptions of Class C shares within 12 months of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R or Class Y shares. Proceeds from the CDSCs are paid to the Distributor. For the year ended October 31, 2017, CDSCs in the amount of $9,343 were paid to the Distributor.

5. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in which the Fund participated until February 9, 2016 was in the amount of $240 million. The credit facility in which the Fund participated until February 7, 2017, was in the amount of $220 million. Effective February 8, 2017, the Fund participates in a facility that is in the amount of $195 million. Under such facility, depending on the type of loan, interest on borrowings is

56 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 payable at the London Interbank Offered Rate (LIBOR) plus 0.85% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date or (c) 2% plus the overnight Eurodollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the year ended October 31, 2017, the Fund had no borrowings under the credit facility.

6. Assets and Liabilities Offsetting

The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.

Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund's credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA of each counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a minimum transfer amount) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund's custodian and cannot be sold, re-pledged, assigned or otherwise

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 57 used while pledged. Cash that has been segregated to cover the Fund's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Swap collateral", "Futures collateral" and/or "Options collateral". Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset in the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of October 31, 2017.

----------------------------------------------------------------------------------------------------------
                        Derivative Assets     Derivatives     Non-Cash      Cash             Net Amount
                        Subject to Master     Available for   Collateral    Collateral       of Derivative
 Counterparty           Netting Agreement     Offset          Received (a)  Received (a)     Assets (b)
----------------------------------------------------------------------------------------------------------
 Citibank NA            $  623,814            $ --            $  --         $          --    $ 623,814
 Goldman Sachs             929,639              --               --              (870,000)      59,639
     International
 Sociate General SA        383,182              --               --              (330,000)      53,182
----------------------------------------------------------------------------------------------------------
      Total             $1,936,635            $ --            $  --         $  (1,200,000)   $ 736,635
==========================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

7. Additional Disclosures about Derivative Instruments and Hedging Activities:

The Fund's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

58 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2017 was as follows:

--------------------------------------------------------------------------------------
 Statement of Assets and Liabilities
                                               Foreign
                           Interest   Credit   Exchange      Equity          Commodity
                           Rate Risk  Risk     Rate Risk     Risk            Risk
--------------------------------------------------------------------------------------
 Assets
  Net unrealized
   appreciation on
   futures contracts       $    --    $  --    $ 1,408,382   $          --   $  --
  Swap contracts,
   at value                     --       --             --       1,936,635      --
--------------------------------------------------------------------------------------
   Total Value             $    --    $  --    $ 1,408,382   $   1,936,635   $  --
======================================================================================
 Liabilities
  Net unrealized
    depreciation on
    futures contracts      $64,832    $  --    $        --   $   4,346,967   $  --
--------------------------------------------------------------------------------------
    Total Value            $64,832    $  --    $        --   $   4,346,967   $  --
======================================================================================

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations by risk exposure at October 31, 2017 was as follows:

---------------------------------------------------------------------------------------------------
 Statement of Operations
                                                       Foreign
                           Interest       Credit       Exchange          Equity          Commodity
                           Rate Risk      Risk         Risk Rate         Risk            Risk
---------------------------------------------------------------------------------------------------
 Net realized gain
  (loss) on
  Futures contracts        $1,107,209     $  --        $  (1,567,543)    $(14,408,019)   $(543,006)
  Written options                  --        --            1,615,540          717,545           --
  Swap contracts                   --        --                   --        6,970,153           --
  Forward foreign
    currency contracts             --        --             (131,948)              --           --
---------------------------------------------------------------------------------------------------
    Total Value            $1,107,209     $  --        $     (83,951)    $ (6,720,321)   $(543,006)
===================================================================================================
 Change in net
  unrealized
  appreciation
  (depreciation) on:
  Futures contracts        $  (64,832)    $  --        $     596,665     $ (4,346,967)   $  82,905
  Swap contracts                   --        --                   --          994,797           --
---------------------------------------------------------------------------------------------------
   Total Value             $  (64,832)    $  --        $     596,665     $ (3,352,170)   $  82,905
===================================================================================================

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 59

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust VI and
the Shareholders of Pioneer Flexible Opportunities Fund:
--------------------------------------------------------------------------------
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Pioneer Flexible Opportunities Fund (the "Fund"), one of the funds constituting Pioneer Series Trust VI (the "Trust"), as of October 31,
2017, and the related consolidated statements of operations, changes in net assets and the consolidated financial highlights for the year then ended and the consolidated financial highlights for the year ended October
31, 2013. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended
October 31, 2016 and the financial highlights for periods ended October
31, 2014, October 31, 2015 and October 31, 2016 were audited by another independent registered public accounting firm whose report, dated December
23, 2016, expressed an unqualified opinion on the statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform audits of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers and others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Flexible Opportunities Fund at October 31, 2017, the consolidated results of its operations, the changes in its net assets, and the financial highlights for the year then ended and the financial highlights for the year ended October 31, 2013, in conformity with U.S. generally accepted accounting principles.

                                                  /s/ Ernst & Young LLP

Boston, Massachusetts
December 26, 2017

60 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

ADDITIONAL INFORMATION (unaudited)

For the year ended October 31, 2017, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2017 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 14.48%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income was 1.47%.

Change in Independent Registered Public Accounting Firm

Prior to July 3, 2017 Pioneer Investment Management, Inc. (the Adviser), the Fund's investment adviser, was an indirect, wholly owned subsidiary of UniCredit S.p.A. (UniCredit). On that date, UniCredit completed the sale of its Pioneer Investments business, which includes the Adviser, to Amundi (the Transaction). As a result of the Transaction, the Adviser became an indirect, wholly-owned subsidiary of Amundi. Amundi is controlled by Credit Agricole S.A. Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide.

Deloitte & Touche LLP (D&T), the Fund's previous independent registered public accounting firm, informed the Audit Committee and the Board that it would no longer be independent with respect to the Fund upon the completion of the Transaction as a result of certain services being provided to Amundi and Credit Agricole, and, accordingly, that it intended to resign as the Fund's independent registered public accounting firm upon the completion of the Transaction. D&T's resignation was effective on July 3, 2017, when the Transaction was completed.

During the periods as to which D&T has served as the Fund's independent registered public accounting firm, including the Fund's two most recent fiscal years, D&T's reports on the Fund's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 61

Effective immediately following the completion of the Transaction on July 3, 2017, the Board, acting upon the recommendation of the Audit Committee, engaged a new independent registered public accounting firm, Ernst & Young LLP (EY).

Prior to its engagement, EY had advised the Fund's Audit Committee that EY had identified the following matters, in each case relating to services rendered by other member firms of Ernst & Young Global Limited, all of which are located outside the United States, to UniCredit and certain of its subsidiaries during the period commencing July 1, 2016, that it determined to be inconsistent with the auditor independence rules set forth by the Securities and Exchange Commission (SEC): (a) project management support services to UniCredit in the Czech Republic, Germany, Italy, Serbia and Slovenia in relation to twenty-two projects, that were determined to be inconsistent with Rule 2-01(c)(4)(vi) of Regulation S-X (management functions); (b) two engagements for UniCredit in Italy where fees were contingent/success based and that were determined to be inconsistent with Rule 2-01(c)(5) of Regulation S-X (contingent fees); (c) four engagements where legal and expert services were provided to UniCredit in the Czech Republic and Germany, and twenty engagements where the legal advisory services were provided to UniCredit in Austria, Czech Republic, Italy and Poland, that were determined to be inconsistent with Rule 2-01(c)(4)(ix) and (x) of Regulation S-X (legal and expert services); and (d) two engagements for UniCredit in Italy involving assistance in the sale of certain assets, that were determined to be inconsistent with Rule 2-01(c)(4)(viii) of Regulation S-X (broker-dealer, investment advisor or investment banking services). None of the foregoing services involved the Fund, any of the other funds in the Pioneer Family of Funds or any other Pioneer entity sold by UniCredit in the Transaction.

EY advised the Audit Committee that it had considered the matters described above and had concluded that such matters would not impair EY's ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund under the SEC and Public Company Accounting Oversight Board independence rules, and that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion. Management and the Audit Committee considered these matters and discussed the matters with EY and, based upon EY's description of the matters and statements made by EY, Management and the Audit Committee believe that EY will be capable of exercising objective and impartial judgment in connection with the audits of the financial statements of the Fund, and Management further believes that a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

62 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Results of Shareholder Meeting

At a special meeting held on June 13, 2017, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to Proposal 2, by shareholders of Pioneer Series Trust VI, as noted below) follows:

----------------------------------------------------------------------------------------
                          For              Against      Abstain       Broker Non-Votes
----------------------------------------------------------------------------------------
Proposal 1 - To approve   17,309,539.086   205,218.430  510,690.064   7,204,131.200
a New Management
Agreement with
the Adviser

-------------------------------------------------------------------------------------------
                                                  For                         Withheld
-------------------------------------------------------------------------------------------
 Proposal 2 - To elect Trustees*
 David R. Bock                                    111,027,599.309             1,673,301.811
-------------------------------------------------------------------------------------------
 Benjamin M. Friedman                             110,666,574.309             2,034,326.811
-------------------------------------------------------------------------------------------
 Margaret B.W. Graham                             111,048,616.407             1,652,284.713
-------------------------------------------------------------------------------------------
 Lisa M. Jones                                    111,021,559.407             1,679,341.713
-------------------------------------------------------------------------------------------
 Lorraine H. Monchak                              111,039,958.407             1,660,942.713
-------------------------------------------------------------------------------------------
 Thomas J. Perna                                  111,038,885.309             1,662,015.811
-------------------------------------------------------------------------------------------
 Marguerite A. Piret                              111,028,200.407             1,672,700.713
-------------------------------------------------------------------------------------------
 Fred J. Ricciardi                                111,025,042.588             1,675,858.532
-------------------------------------------------------------------------------------------
 Kenneth J. Taubes                                111,041,509.407             1,659,391.713
-------------------------------------------------------------------------------------------

*    Proposal 2 was voted on and approved by all series of Pioneer Series Trust
     VI. Results reported above reflect the combined votes of all series of the Trust.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 63

Trustees, Officers and Service Providers

Investment Adviser
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
Boston Financial Data Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended July 31 is publicly available to shareowners at www.amundipioneer.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Fund's Trustees and officers are listed below, together with their principal occupations and other directorships they have held during at least the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees serves as a Trustee of each of the 46 U.S. registered investment portfolios for which Amundi Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

64 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                     Other Directorships
Position Held With the Fund  Length of Service    Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (67)         Trustee since 2010.  Private investor (2004 - 2008 and 2013 -          Director, Broadridge Financial
Chairman of the Board        Serves until a       present); Chairman (2008 - 2013) and Chief        Solutions, Inc. (investor
and Trustee                  successor trustee is Executive Officer (2008 - 2012), Quadriserv,      communications and securities
                             elected or earlier   Inc. (technology products for securities lending  processing provider for
                             retirement or        industry); and Senior Executive Vice President,   financial services industry)
                             removal.             The Bank of New York (financial and securities    (2009 - present); Director,
                                                  services) (1986 - 2004)                           Quadriserv, Inc. (2005 - 2013);
                                                                                                    and Commissioner, New Jersey
                                                                                                    State Civil Service Commission
                                                                                                    (2011 - 2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)           Trustee since 2010.  Managing Partner, Federal City Capital Advisors   Director of New York Mortgage
Trustee                      Serves until a       (corporate advisory services company) (1997 -     Trust (publicly-traded mortgage
                             successor trustee is 2004 and 2008 - present); Interim Chief           REIT) (2004 - 2009, 2012 -
                             elected or earlier   Executive Officer, Oxford Analytica, Inc.         present); Director of The Swiss
                             retirement or        (privately held research and consulting company)  Helvetia Fund, Inc. (closed-end
                             removal.             (2010); Executive Vice President and Chief        fund) (2010 - present);
                                                  Financial Officer, I-trax, Inc. (publicly traded  Director of Oxford Analytica, health care services company) (2004 - 2007); and  Inc. (2008 - present); and
                                                  Executive Vice President and Chief Financial      Director of Enterprise
                                                  Officer, Pedestal Inc. (internet-based mortgage   Community Investment, Inc.
                                                  trading company) (2000 - 2002); Private           (privately-held affordable
                                                  Consultant (1995 - 1997); Managing Director,      housing finance company) (1985 -
                                                  Lehman Brothers (1992 - 1995); Executive, The     2010)
                                                  World Bank (1979 - 1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (73)    Trustee since 2010.  William Joseph Maier Professor of Political       Trustee, Mellon Institutional
Trustee                      Serves until a       Economy, Harvard University (1972 - present)      Funds Investment Trust and
                             successor trustee is                                                   Mellon Institutional Funds
                             elected or earlier                                                     Master Portfolio (oversaw 17
                             retirement or                                                          portfolios in fund complex)
                             removal.                                                               (1989 - 2008)

------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 65

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                      Other Directorships
Position Held With the Fund  Length of Service     Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (70)    Trustee since 2010.   Founding Director, Vice-President and Corporate   None
Trustee                      Serves until a        Secretary, The Winthrop Group, Inc. (consulting
                             successor trustee is  firm) (1982 - present); Desautels Faculty of
                             elected or earlier    Management, McGill University (1999 - present);
                             retirement or         and Manager of Research Operations and
                             removal.              Organizational Learning, Xerox PARC, Xerox's
                                                   advance research center (1990-1994)
------------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (61)     Trustee since 2017.   Chief Investment Officer, 1199 SEIU Funds         None
Trustee                      (Advisory Trustee     (healthcare workers union pension funds) (2001 -
                             from 2014 - 2017).    present); Vice President - International
                             Serves until a        Investments Group, American International Group,
                             successor trustee is  Inc. (insurance company) (1993 - 2001); Vice
                             elected or earlier    President, Corporate Finance and Treasury Group,
                             retirement or         Citibank, N.A. (1980 - 1986 and 1990 - 1993);
                             removal.              Vice President - Asset/Liability Management
                                                   Group, Federal Farm Funding Corporation
                                                   (government-sponsored issuer of debt securities)
                                                   (1988 - 1990); Mortgage Strategies Group,
                                                   Shearson Lehman Hutton, Inc. (investment bank)
                                                   (1987 - 1988); Mortgage Strategies Group, Drexel
                                                   Burnham Lambert, Ltd. (investment bank) (1986 -
                                                   1987)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (69)     Trustee since 2010.   President and Chief Executive Officer, Newbury    Director of New America High
Trustee                      Serves until a        Piret Company (investment banking firm) (1981 -   Income Fund, Inc. (closed-end
                             successor trustee is  present)                                          investment company) (2004 -
                             elected or earlier                                                      present); and Member, Board of
                             retirement or                                                           Governors, Investment Company
                             removal.                                                                Institute (2000 - 2006)
------------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)       Trustee since 2014.   Consultant (investment company services) (2012 -  None
Trustee                      Serves until a        present); Executive Vice President, BNY Mellon
                             successor trustee is  (financial and investment company services) (1969
                             elected or earlier    - 2012); Director, BNY International Financing
                             retirement or         Corp. (financial services) (2002 - 2012);
                             removal.              Director, Mellon Overseas Investment Corp.
                                                   (financial services) (2009 - 2012)
------------------------------------------------------------------------------------------------------------------------------------

66 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*          Trustee since 2017.    Chair, Director, CEO and President of Amundi      None
Trustee, President and       Serves until a         Pioneer Asset Management USA, Inc. (since
Chief Executive Officer      successor trustee is   September 2014); Chair, Director and CEO of
                             elected or earlier     Amundi Pioneer Asset Management, Inc. (since
                             retirement or removal  September 2014); Chair, Director and CEO of
                                                    Amundi Pioneer Distributor, Inc. (since
                                                    September 2014); Chair, Director, CEO and
                                                    President of Amundi Pioneer Institutional Asset
                                                    Management, Inc. (since September 2014);
                                                    Managing Director, Morgan Stanley Investment
                                                    Management (2010 - 2013); Director of
                                                    Institutional Business, CEO of International,
                                                    Eaton Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (59)*      Trustee since 2014.    Director and Executive Vice President (since      None
Trustee                      Serves until a         2008) and Chief Investment Officer, U.S. (since
                             successor trustee is   2010) of Amundi Pioneer Asset Management USA,
                             elected or earlier     Inc.; Executive Vice President and Chief
                             retirement or removal  Investment Officer, U.S. of Amundi Pioneer
                                                    (since 2008); Executive Vice President of Amundi
                                                    Pioneer Institutional Asset Management, Inc.
                                                    (since 2009); Portfolio Manager of Amundi
                                                    Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 67

Fund Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)   Since 2010. Serves at  Vice President and Associate General Counsel of   None
Secretary and Chief Legal    the discretion of the  Amundi Pioneer since January 2008; Secretary and
Officer                      Board                  Chief Legal Officer of all of the Pioneer Funds
                                                    since June 2010; Assistant Secretary of all of
                                                    the Pioneer Funds from September 2003 to May
                                                    2010; Vice President and Senior Counsel of
                                                    Amundi Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)       Since 2010. Serves at  Fund Governance Director of Amundi Pioneer since  None
Assistant Secretary          the discretion of the  December 2006 and Assistant Secretary of all the
                             Board                  Pioneer Funds since June 2010; Manager - Fund
                                                    Governance of Amundi Pioneer from December 2003
                                                    to November 2006; and Senior Paralegal of Amundi
                                                    Pioneer from January 2000 to November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)            Since 2010. Serves at  Senior Counsel of Amundi Pioneer since May 2013   None
Assistant Secretary          the discretion of the  and Assistant Secretary of all the Pioneer Funds
                             Board                  since June 2010; Counsel of Amundi Pioneer from
                                                    June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)         Since 2010. Serves at  Vice President - Fund Treasury of Amundi          None
Treasurer and Chief          the discretion of the  Pioneer; Treasurer of all of the Pioneer Funds
Financial                    Board                  since March 2008; Deputy Treasurer of Amundi
and Accounting Officer                              Pioneer from March 2004 to February 2008; and
                                                    Assistant Treasurer of all of the Pioneer Funds
                                                    from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (52)        Since 2010. Serves at  Director - Fund Treasury of Amundi Pioneer; and   None
Assistant Treasurer          the discretion of the  Assistant Treasurer of all of the Pioneer Funds
                             Board
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (59)           Since 2010. Serves at  Fund Accounting Manager - Fund Treasury of        None
Assistant Treasurer          the discretion of the  Amundi Pioneer; and Assistant Treasurer of all
                             Board                  of the Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)        Since 2010. Serves at  Fund Administration Manager - Fund Treasury of    None
Assistant Treasurer          the discretion of the  Amundi Pioneer since November 2008; Assistant
                             Board                  Treasurer of all of the Pioneer Funds since
                                                    January 2009; Client Service Manager -
                                                    Institutional Investor Services at State Street
                                                    Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------

68 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                Term of Office and                                                       Other Directorships
Position Held With the Fund  Length of Service      Principal Occupation                              Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (65)         Since 2010. Serves at  Chief Compliance Officer of Amundi Pioneer and    None
Chief Compliance Officer     the discretion of the  of all the Pioneer Funds since March 2010; Chief
                             Board                  Compliance Officer of Amundi Pioneer
                                                    Institutional Asset Management, Inc. since
                                                    January 2012; Chief Compliance Officer of
                                                    Vanderbilt Capital Advisors, LLC since July
                                                    2012: Director of Adviser and Portfolio
                                                    Compliance at Amundi Pioneer since October 2005;
                                                    Senior Compliance Officer for Columbia
                                                    Management Advisers, Inc. from October 2003 to
                                                    October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)         Since 2010. Serves at  Director - Transfer Agency Compliance of Amundi   None
Anti-Money Laundering        the discretion of the  Pioneer and Anti-Money Laundering Officer of all
Officer                      Board                  the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 69

                           This page is for your notes.

70 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17
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               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 71
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                           This page is for your notes.

72 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

                           This page is for your notes.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 73

                           This page is for your notes.

74 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

                           This page is for your notes.

               Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17 75

                           This page is for your notes.

76 Pioneer Flexible Opportunities Fund | Annual Report | 10/31/17

How to Contact Amundi Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
Amundi Pioneer
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]  Amundi Pioneer
        ==============
      ASSET MANAGEMENT

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Amundi Pioneer Asset Management 24440-07-1217

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

The audit fees for the Trust were $95,000 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $134,659 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no audit-related services in 2017 or 2016.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $18,143
payable to Ernst & Young LLP for the year ended
October 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended October 31, 2016.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

There were no other fees in 2017 or 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended October 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.


(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust were $18,143 payable to Ernst & Young LLP for the year ended
October 31, 2017 and $17,556 payable to Deloitte & Touche LLP for the year ended October 31, 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.


Not applicable to open-end management investment companies.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust VI


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date December 29, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date December 29, 2017


* Print the name and title of each signing officer under his or her signature.